Filed electronically with the Securities and
                    Exchange Commission on January 29, 1999

                                                               File No. 2-78724
                                                               File No. 811-1444

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /   /

                           Pre-Effective Amendment No.                     /   /
                         Post-Effective Amendment No. 32                   / X /
                                                      --
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /   /

                                Amendment No. 32                           / X /
                                              --


                               Value Equity Trust
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                    Two International Place, Boston, MA 02110
                    -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2567
                                                           --------------
                               Thomas F. McDonough
                        Scudder Kemper Investments, Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/   /    Immediately upon filing pursuant to paragraph (b)
/   /    60 days after filing pursuant to paragraph (a) (1)
/   /    75 days after filing pursuant to paragraph (a) (2)
/ X /    On February 1, 1999 pursuant to paragraph (b)
/   /    On __________________ pursuant to paragraph (a) (1)
/   /    On __________________ pursuant to paragraph (a) (2) of Rule 485.

         If Appropriate, check the following box:
/   /    This  post-effective  amendment  designates a new effective  date for a previously filed post-effective amendment.

                               VALUE EQUITY TRUST
                        SCUDDER LARGE COMPANY VALUE FUND
                           VALUE FUND - SCUDDER SHARES
                           VALUE FUND - KEMPER SHARES
                           SCUDDER SELECT S&P 500 FUND
                     SCUDDER SELECT RUSSELL 1000 GROWTH FUND

                                                                         SCUDDER

Scudder Value
Fund


Prospectus
February 1, 1999


Value Fund seeks to provide long-term growth of capital through investment in undervalued equity securities.


Mutual funds:
o   are not FDIC-insured
o   have no bank guarantees
o   may lose value

------------------------------
No Sales Charges
------------------------------
NO-LOAD
------------------------------




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                        Contents


                                   1      Fund Summary
--------------------------------------------------------------------------------
An overview of the fund's
goal and strategy, main
risks, performance and
expenses
                                   4      About The Fund
--------------------------------------------------------------------------------
Additional information             4      Principal strategies, investments and
that you should know                      additional principal risks
about the fund
                                   6      A message from the President

                                   7      Investment adviser

                                   8      Distributions

                                   9      Taxes

                                  10      Financial highlights

                                  11      About Your Investment

--------------------------------------------------------------------------------
Information about                 11      Transaction information
managing your fund account
                                  12      Buying and selling shares

                                  12      Purchases

                                  14      Exchanges and redemptions

                                  15      Investment products and services

Fund Summary

Investment objective and principal strategies

Value Fund seeks to provide long-term growth of capital through investment in undervalued equity securities. The fund invests in the stock of companies that the fund's portfolio management team believes are undervalued in the marketplace in relation to current and estimated future earnings and dividends.

The principal factor considered by the fund's investment manager in identifying a value stock is its price to earnings (P/E) ratio. Companies selected by the fund generally sell at P/E ratios below the market average, as defined by the Standard & Poor's Corporation 500 Composite Price Index. The objective of value investing is to reduce the risk of owning stocks by investing in companies with sound finances whose current market prices are low in relation to earnings or other measures of value. In determining whether a company's finances are sound, the investment manager considers, among other things, its ability to meet debt obligations as well as other liabilities.

In selecting among stocks with low P/E ratios, the investment manager also considers various factors about the issuer, such as: financial strength, five-year growth rates, five-year dividend growth rates, normalized earnings per share and the direction of current or near future earnings trends.

The fund may be appropriate for investors who seek a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify an existing growth-equity portfolio. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Principal risks

There are market and investment risks with any security. The value of an investment in the fund will fluctuate over time and it is possible to lose money invested in the fund.

Stock Market Risk. As with all investments in the stock market, the fund's returns and net asset value will go up and down, and it is possible to lose money invested in the fund. Stock market movements will affect the fund's share price on a daily basis. Declines are possible both in the overall stock market and in the value of the types of securities held by the fund. In addition, the portfolio management team's strategy and skill in choosing undervalued stocks for the fund will determine in large part the fund's ability to achieve its objective.

Value Investing Risk. The determination that a stock is undervalued is subjective; the market may not agree, and a stock's price may not rise to what the investment manager believes is its full value. It may even decrease in value. However, because of the fund's focus on undervalued stocks, the fund's downside risk may be less than with other stocks since value stocks are in theory already underpriced.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the Scudder Shares class of the fund has performed and comparing this information to two broad measures of market performance. Of course, past performance is not necessarily an indication of future performance.

Total return for years ended December 31

BAR CHART OMITTED HERE

BAR CHART DATA

                TOTAL
     YEAR      RETURN

     1993      11.60%
     1994       1.65%
     1995      30.17%
     1996      22.99%
     1997      35.35%
     1998      11.90%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 17.07% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -15.34% (the third quarter of 1998).

Average annual total returns

For periods ended                            S&P 500        Russell 1000
December 31, 1998              Fund           Index          Value Index
----------------------------------------------------------------------------
One Year                       11.90%         28.72%           15.65%

Five Years                     19.77%         24.08%           20.84%

Since Inception (12/31/92)     18.36%         21.62%           20.39%
----------------------------------------------------------------------------


The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc. The Russell 1000 Value Index consists of securities with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold Scudder Shares of the fund.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as % of offering     NONE
price)
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)                                   NONE
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested                      NONE
dividends/distributions
--------------------------------------------------------------------------------
Redemption fee (as % of amount redeemed, if applicable)                NONE*
--------------------------------------------------------------------------------
Exchange fee                                                           NONE
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------
Management fee                                                         0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) fees                                              NONE
--------------------------------------------------------------------------------
Other expenses                                                         0.53%
--------------------------------------------------------------------------------
Total annual fund operating expenses                                   1.23%
--------------------------------------------------------------------------------

* You may redeem by writing or calling the fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "About Your Investment -- Exchanges and Redemptions."

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The expenses would be the same whether you sold your shares at the end of each period or continued to hold them.

--------------------------------------------------------------------------------
One Year                                              $   125
--------------------------------------------------------------------------------
Three Years                                           $   390
--------------------------------------------------------------------------------
Five Years                                            $   676
--------------------------------------------------------------------------------
Ten Years                                             $ 1,489
--------------------------------------------------------------------------------

Actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

About The Fund

Principal strategies, investments and additional principal risks

Principal strategies and investments

The fund invests at least 80% of its assets in equity securities, primarily common stocks of medium- to large-sized domestic companies with annual revenues or market capitalization of at least $1 billion. The investment manager uses in-depth fundamental research and a proprietary computerized quantitative model to identify companies that are currently undervalued in relation to current and estimated future earnings and dividends. The investment process also involves an assessment of business risk, including analysis of:

o    the strength of a company's balance sheet;

o    the accounting practices a company follows;

o    the volatility of a company's earnings over time; and

o the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action and technological change.

While a broad range of investments is considered, only those that, in the investment manager's opinion, are selling at comparatively large discounts to intrinsic value are purchased for the fund. The prices of the fund's investments may rise as a result of both earnings growth and rising price-earnings ratios over time.

The fund is distinctive in the manner in which it combines systematic valuation techniques with intensive, traditional fundamental research. In addition to identifying undervalued securities, the quantitative model also provides the discipline required to identify and sell appreciated securities as their prices rise to reflect their earnings potential. The model relies on the investment manager's independent equity research efforts for estimates of future earnings and dividend growth and proprietary quality ratings, an important measure of risk.

While the fund emphasizes U.S. investments, it can invest its assets in securities of foreign companies which meet the same criteria applicable to the fund's domestic investments.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about these and other investments and strategies of the fund is provided in the Statement of Additional Information. Of course, there can be no guarantee that, by following this investment strategy, the fund will achieve its objective.

Additional principal risks

Equity investing risk. An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Foreign investing risk. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting a fund's real return.

A message from the President

Scudder Kemper Investments, Inc., investment adviser to the Scudder Family of Funds, is one of the largest and most experienced investment management organizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

We offered America's first no-load mutual fund in 1928, and today the Scudder Family of Funds includes over 50 no-load mutual fund portfolios or classes of shares. We also manage mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and numerous other open- and closed-end funds that invest in this country and other countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds: IRAs, 401(k)s, Keoghs and other retirement plans are also available.

Services available to shareholders include toll-free access to professional representatives, easy exchange among the Scudder Family of Funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Investor Centers.

The Scudder Family of Funds is offered without commissions to purchase or redeem shares or to exchange from one fund to another. There are no distribution (12b-1) fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

/s/Edmond D. Villani

Investment adviser

The fund retains the investment management firm of Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, New York, to manage the fund's daily investment and business affairs subject to the policies established by the Board. The Adviser actively manages the fund's investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

Currently, the fund offers four classes of shares: Class A, Class B, Class C and Scudder Shares. Shares from other classes may have different fees and expenses (which will affect performance), may have different minimum investment requirements and are entitled to different services. This prospectus offers only the Scudder Shares of the fund.

The fund pays the Adviser an annual fee of 0.70% of the first $500 million of the fund's average daily net assets and 0.65% of the fund's average daily net assets in excess of $500 million. For the fiscal year ended September 30, 1998, the Adviser received an annual fee of 0.70% of the fund's average daily net assets.

Portfolio management

The fund is managed by a team of investment professionals, who each plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders and other investment specialists who work in the Adviser's offices across the United States and abroad. The Adviser believes its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

The following investment professionals are associated with the fund as indicated:

Name and Title             Joined the Fund    Responsibilities and Background
--------------             ---------------    -------------------------------

Donald E. Hall                   1992         Mr. Hall joined the Adviser in
Lead Manager                                  1982 and has 16 years of
                                              investment industry experience.

William J. Wallace               1992         Mr. Wallace joined the Adviser in
Manager                                       1987 and has 18 years of
                                              investment industry experience.
------------------------------------------------------------------------------

Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the fund's investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. The risk is commonly called the Year 2000 issue. Failure to successfully address the Year 2000 issue could result in interruptions to and other material adverse effects on the fund's business and operations, such as problems with calculating net asset value and difficulties in implementing the fund's purchase and redemption procedures. The fund's investment manager has commenced a review of the Year 2000 issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on the issuers whose securities are held by the fund or on global markets or economies generally.

Euro conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and for the operation of the fund. The Euro was introduced on January 1, 1999 by eleven member countries of the European Economic and Monetary Union (EMU). The introduction of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The Adviser is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on fund holdings is negative, it could hurt the fund's performance.

Distributions

Dividends and capital gains distributions

The fund intends to distribute dividends from its net investment income annually, in December. The fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December. An additional distribution may be made at a later date, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Dividends ordinarily will vary from one class of the fund to another.

A shareholder may choose to receive distributions in cash or have them reinvested in additional shares of the same class of a fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account. Distributions are generally taxable, whether received in cash or reinvested. Exchanges among funds are also taxable events.

Taxes

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

Unless your investment is in a tax-deferred account, you may want to avoid investing a large amount close to the date of a distribution, because you may receive part of your investment back as a taxable distribution.

A sale or exchange of shares is a taxable event and may result in a capital gain or loss which may be long-term or short-term, generally depending on how long you owned the shares.

The fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31 of the following year.

The fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

Shareholders may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular consequences of an investment in the fund.

Financial highlights

The financial highlights table is intended to help you understand the fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single class share. The total return figures represent the rate that an investor would have earned (or lost) on an investment in the class assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the fund's financial statements, is included in the annual report, which is available upon request by calling Scudder Investor Relations at 1-800-225-2470 or, for existing investors, call the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

Value Fund

                                                    Years Ended September 30,
                                         1998(a)  1997(a)    1996      1995      1994
-----------------------------------------------------------------------------------------
Net asset value, beginning of
  period...............................  $ 23.53 $ 17.52   $ 15.87   $ 13.08   $ 13.38

Income from investment
  operations:

Net investment income..................      .28     .34       .21       .18       .13

Net realized and unrealized gain           (.72)    7.22      2.40      2.86       .11
  (loss) on investments................

Total from investment operations           (.44)    7.56      2.61      3.04       .24

Less distributions from:

Net investment income..................    (.24)   (.07)     (.04)     (.12)     (.11)

Net realized gains on investment
  transactions.........................   (1.65)  (1.48)     (.92)     (.13)     (.43)

Total distributions....................   (1.89)  (1.55)     (.96)     (.25)     (.54)

Net asset value, end of period.........  $ 21.20 $ 23.53   $ 17.52   $ 15.87   $ 13.08

-----------------------------------------------------------------------------------------
Total Return (%).......................   (2.08)   45.80(c)  17.18(c)  23.62(c)  1.88(c)

Ratios and Supplemental Data

Net assets, end of period
  ($ millions).........................      468     298        89        68        35

Ratio of operating expenses, net
  to average daily net assets (%).......    1.23    1.24      1.25      1.25      1.25

Ratio of operating expenses
  before expense reductions, to
  average daily net assets (%)..........    1.23    1.28      1.31      1.44      1.61

Ratio of net investment income
  to average daily net assets (%)........   1.19    1.67      1.34      1.57      1.16

Portfolio turnover rate (%)..............   47.0    47.4      90.8      98.2      74.6
-----------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.

(c)  Total return would have been lower had certain expenses not been reduced.

About Your Investment

Transaction information

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the fund as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of total fund assets attributable to the applicable class, less all liabilities attributable to that class, by the total number of shares outstanding. Market prices are used to determine the value of the fund's assets. If market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

To the extent that the fund invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the fund does not price its shares. As a result, the net asset value per share of the fund may change at a time when shareholders are not able to purchase or redeem their shares.

Processing time

All purchase and redemption requests received in good order at the fund's transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day. All other requests that are in good order will be executed the following business day.

Signature guarantees

A signature guarantee is required when you sell more than $100,000 worth of shares. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The fund will normally send redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check). For more information, please call 1-800-225-5163.

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The fund and Scudder Investor Services, Inc. each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in the fund's share price.

Minimum balances

Generally, shareholders who maintain a non-fiduciary account balance of less than $2,500 in the fund and have not established an automatic investment plan will be assessed an annual $10.00 per fund charge; this fee is paid to the fund. The fund reserves the right, following 60 days written notice to shareholders, to redeem all shares in accounts that have a value below $1,000 where such a reduction in value has occurred due to a redemption, exchange or transfer out of the account.

Third party transactions

If you buy and sell shares of the fund through a member of the National Association of Securities Dealers, Inc. (other than Scudder Investor Services, Inc.), that member may charge a fee for that service.

Other policies

The fund reserves the right to redeem in kind. That is, it may honor redemption requests with readily marketable fund securities instead of cash. There may be transaction costs associated with converting these securities to cash.

Buying and selling shares

Please refer to the following charts for information on how to buy and sell fund shares. Additional information, including special investment features, may be found in the Shareholder Services Guide. For information about No-Fee IRAs, Roth IRAs and other retirement options, call Scudder Investor Relations at 1-800-225-2470. For information on establishing 401(k) and 403(b) plans, call Scudder Defined Contribution Services at 1-800-323-6105.

Purchases

Scudder Shares are generally not available to new investors. Investors in the fund as of April 15, 1998, can continue to purchase Scudder Shares. Shareowners of any fund or class of a fund in the Scudder Family of Funds as of April 15, 1998, and their immediate family members at the same address, may also purchase Scudder Shares. Certain other parties may be eligible to purchase Scudder Shares. Please see the Scudder Shares' Statement of Additional Information for more details, or call Scudder Investor Relations at 1-800-225-2470.

To open an account

The minimum initial investment is $2,500; $1,000 for IRAs. Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums -- see appropriate plan literature. Make checks payable to "The Scudder Funds."

--------------------------------------------------------------------------------

By Mail           Send your completed and signed application and check

                  by regular mail to:         The Scudder Funds
                                              P.O. Box 2291
                                              Boston, MA 02107-2291

                  or by express, registered,  The Scudder Funds
                  or certified mail to:       66 Brooks Drive
                                              Braintree, MA 02184
--------------------------------------------------------------------------------

By Wire           Call 1-800-225-5163 for instructions.
--------------------------------------------------------------------------------

In Person         Visit one of our Investor Centers to complete your application with the help of a Scudder representative. Investor Centers are located in Boca Raton, Boston, Chicago, New York and San
                  Francisco.
--------------------------------------------------------------------------------

To buy additional shares

The minimum additional investment is $100; $50 for IRAs. Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums -- see appropriate plan literature. Make checks payable to "The Scudder Funds."

--------------------------------------------------------------------------------

By Mail           Send a check with a Scudder investment slip, or with a
                  letter of instruction including your account number and the complete fund name, to the appropriate address listed above.
--------------------------------------------------------------------------------

By Wire           Call 1-800-225-5163 for instructions.
--------------------------------------------------------------------------------

In Person         Visit one of our Investor Centers to make an additional
                  investment in your Scudder fund account. Investor Center
                  locations are listed above.
--------------------------------------------------------------------------------

By Telephone      Call 1-800-225-5163 for instructions.
--------------------------------------------------------------------------------

By Automatic      You may arrange to make investments of $50 or more on a
Investment        regular basis through automatic deductions from your bank
Plan              checking account. Please call 1-800-225-5163 for more
                  information and an enrollment form.
--------------------------------------------------------------------------------

Exchanges and redemptions

To exchange shares

The minimum investments are $2,500 to establish a new account and $100 to exchange among existing accounts.

 By              To speak with a service representative, call 1-800-225-5163
 Telephone       from 8 a.m. to 8 p.m. eastern time. To access SAIL(TM), The
                 Scudder Automated Information Line, call 1-800-343-2890
                 (24 hours a day).
 -------------------------------------------------------------------------------
 By Mail         Print or type your instructions and include:
 or Fax             - the name of the fund and class, and the account number you are exchanging from;
                    - your name(s) and address as they appear on your account;
                    - the dollar amount or number of shares you wish to
                      exchange;
                    - the name of the fund and class you are exchanging into;
                    - your signature(s) as it appears on your account; and
                    - a daytime telephone number.

                 Send your instructions by   The Scudder Funds
                 regular mail to:            P.O. Box 2291
                                             Boston, MA 02107-2291

                 or by express, registered,  The Scudder Funds
                 or certified mail to:       66 Brooks Drive
                                             Braintree, MA 02184

                 or by fax to:               1-800-821-6234
--------------------------------------------------------------------------------


To sell shares

--------------------------------------------------------------------------------
By               To speak with a service representative, call 1-800-225-5163
Telephone        from 8 a.m. to 8 p.m. eastern time. To access SAIL(TM), The
                 Scudder Automated Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to
                 $100,000 sent to your address of record.
--------------------------------------------------------------------------------
By Mail          Send your instructions for redemption to the appropriate
or Fax           address or fax number above and include:
                    - the name of the fund and class and account number you are redeeming from;
                    - your name(s) and address as they appear on your account;
                    - the dollar amount or number of shares you wish to redeem;
                    - your signature(s) as it appears on your account; and
                    - a daytime telephone number.
--------------------------------------------------------------------------------
By Automatic     You may arrange to receive automatic cash payments
Withdrawal Plan  periodically. Call 1-800-225-5163 for more information and an enrollment form.
--------------------------------------------------------------------------------

Investment products and services
--------------------------------------------------------------------------------

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market                                U.S. Growth and Income
  Scudder U.S. Treasury Money Fund            Scudder Balanced Fund
  Scudder Cash Investment Trust               Scudder Dividend & Growth Fund
  Scudder Money Market Series --               Scudder Growth and Income Fund
    Prime Reserve Shares*                     Scudder S&P 500 Index Fund
    Premium Shares*                           Scudder Real Estate Investment Fund
    Managed Shares*                         U.S. Growth
  Scudder Government Money Market             Value
    Series -- Managed Shares*                    Scudder Large Company Value Fund
Tax Free Money Market+                          Scudder Value Fund***
  Scudder Tax Free Money Fund                   Scudder Small Company Value Fund
  Scudder Tax Free Money Market Series --        Scudder Micro Cap Fund
    Managed Shares*                           Growth
  Scudder California Tax Free Money             Scudder Classic Growth Fund***
    Fund**                                      Scudder Large Company Growth
  Scudder New York Tax Free Money                 Fund
    Fund**                                      Scudder Development Fund
Tax Free+                                       Scudder 21st Century Growth Fund
  Scudder Limited Term Tax Free Fund          Global Equity
  Scudder Medium Term Tax Free Fund             Worldwide
  Scudder Managed Municipal Bonds                 Scudder Global Fund
  Scudder High Yield Tax Free Fund                Scudder International Value Fund
  Scudder California Tax Free Fund**              Scudder International Growth and
  Scudder Massachusetts Limited Term Tax            Income Fund
    Free Fund**                                 Scudder International Fund++
  Scudder Massachusetts Tax Free Fund**         Scudder International Growth Fund
  Scudder New York Tax Free Fund**              Scudder Global Discovery Fund***
  Scudder Ohio Tax Free Fund**                  Scudder Emerging Markets Growth
  Scudder Pennsylvania Tax Free Fund**            Fund
U.S. Income                                     Scudder Gold Fund
-----------
  Scudder Short Term Bond Fund                Regional
  Scudder Zero Coupon 2000 Fund                 Scudder Greater Europe Growth
  Scudder GNMA Fund                               Fund
  Scudder Income Fund                           Scudder Pacific Opportunities Fund
  Scudder Corporate Bond Fund                   Scudder Latin America Fund
  Scudder High Yield Bond Fund                  The Japan Fund, Inc.
Global Income                               Industry Sector Funds
  Scudder Global Bond Fund                    Choice Series
  Scudder International Bond Fund               Scudder Financial Services Fund
  Scudder Emerging Markets Income Fund          Scudder Health Care Fund
Asset Allocation                                Scudder Technology Fund
  Scudder Pathway Conservative Portfolio    Preferred Series
  Scudder Pathway Balanced Portfolio          Scudder Tax Managed Growth Fund
  Scudder Pathway Growth Portfolio            Scudder Tax Managed Small Company
  Scudder Pathway International Portfolio       Fund

Retirement Programs and Education Accounts
--------------------------------------------------------------------------------


Retirement Programs                     Education Accounts
-------------------                     ------------------
Traditional IRA                         Education IRA
Roth IRA                                UGMA/UTMA
SEP-IRA
Keogh Plan
401(k), 403(b) Plans
Scudder Horizon Plan **+++ +++
  (a variable annuity)


Closed-End Funds#
--------------------------------------------------------------------------------

The Argentina Fund, Inc.                Scudder Global High Income Fund, Inc.
The Brazil Fund, Inc.                   Scudder New Asia Fund, Inc.
The Korea Fund, Inc.                    Scudder New Europe Fund, Inc.
Montgomery Street Income
   Securities, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.
-----------

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.
+ A portion of the income from the tax-free funds may be subject to federal, state and local taxes.
*    A class of shares of the fund.
**   Not available in all states.
*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.
+ + Only the International Shares of the fund are part of the Scudder Family of Funds.
+++ +++  A no-load variable annuity contract provided by Charter National Life
     Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.
# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various foreign stock exchanges.

Trustees and Officers
--------------------------------------------------------------------------------

Daniel Pierce*                              Thomas J. Devine
      Chairman of the Board,                      Honorary Trustee; Consultant
      President and Trustee
                                            Wilson Nolen
Paul Bancroft III                                 Honorary Trustee; Consultant
      Trustee; Venture Capitalist
      and Consultant                        Robert G. Stone, Jr.
                                                  Honorary Trustee; Chairman
Sheryle J. Bolton                                 Emeritus and Director, Kirby Corporation
      Trustee; Chief Executive
      Officer and Director,                 Donald E. Hall*
      Scientific Learning Corporation             Vice President

William T. Burgin                           Thomas W. Joseph*
      Trustee; General Partner, Bessemer          Vice President
      Venture Partners
                                            Ann M. McCreary*
Keith R. Fox                                      Vice President
      Trustee; Private Equity Investor,
      Exeter Capital  Management            Katherine T. Millard*
      Corporation                                 Vice President

William H. Luers                            Thomas F. McDonough*
      Trustee; President, The Metropolitan        Vice President and Secretary
      Museum of Art
                                            John R. Hebble*
Kathryn L. Quirk*                                 Treasurer
      Trustee, Vice President and
      Assistant Secretary                   Caroline Pearson*
                                                  Assistant Secretary
Joan E. Spero
      Trustee; President, The Doris Duke
      Charitable Foundation

                        *Scudder Kemper Investments, Inc.

Additional information about the fund may be found in the Statement of Additional Information, the Shareholder Services Guide and in shareholder reports. Shareholder inquiries may be made by calling the toll-free number listed below. The Statement of Additional Information contains more information on fund investments and operations. The Shareholder Services Guide contains more information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the fund's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

--------------------------------------------------------------------------------

By Telephone       Call Scudder Investor Relations at 1-800-225-2470

                   or

                   For existing Scudder investors, call the Scudder Automated Information Line (SAIL) at 1-800-343-2890 (24 hours a day).
--------------------------------------------------------------------------------

By Mail            Scudder Investor Services, Inc.
                   Two International Place
                   Boston, MA 02110-4103

                   or

                   Public Reference Section
                   Securities and Exchange Commission
                   Washington, D.C. 20549-6009
                   (a duplication fee is charged)
--------------------------------------------------------------------------------

In Person          Public Reference Room
                   Securities and Exchange Commission
                   Washington, D.C.
                   (Call 1-800-SEC-0330 for more information.)
--------------------------------------------------------------------------------

By Internet        http://www.sec.gov
                   http://www.scudder.com
--------------------------------------------------------------------------------


The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file number: 811-4670

                                                                         SCUDDER

Scudder Large
Company Value Fund

Prospectus
February 1, 1999

Seeking maximum capital appreciation over the long term through a value-oriented approach to investing.



Mutual funds:

o    are not FDIC-insured

o    have no bank guarantees

o    may lose value


------------------------------
No Sales Charges
------------------------------
NO-LOAD
------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                        Contents


                                   1      Fund Summary
--------------------------------------------------------------------------------
An overview of the fund's
goal and strategy, main
risks, performance and
expenses

                                   4      About The Fund
--------------------------------------------------------------------------------

Additional information             4      Principal strategies, investments and
that you should know                      additional principal risks
about the fund
                                   6      A message from the President

                                   7      Investment adviser

                                   8      Distributions

                                   8      Taxes

                                  10      Financial highlights

                                  11      About Your Investment
--------------------------------------------------------------------------------

Information about                 11      Transaction information
managing your fund account

                                  12      Buying and selling shares

                                  13      Purchases

                                  14      Exchanges and redemptions

                                  15      Investment products and services

Fund Summary

Investment objective and principal strategies

Scudder Large Company Value Fund pursues maximum long-term capital appreciation through a value-oriented approach to investing. The fund invests at least 65% of its assets in the equity securities of large U.S. companies -- those with a market value of $1 billion or more. In particular, the fund invests primarily in a diversified portfolio of common stocks of large, established U.S. companies.

The fund's portfolio management team uses a value-oriented approach to selecting large company stocks -- that is, it searches for stocks that appear to be undervalued. A stock is undervalued if its stock price does not reflect its true value.

Stocks trade at a discount for many reasons. Typically, these companies, or their industries, have fallen out of favor with investors because of such things as earnings disappointments, negative industry or economic events, or investor skepticism. As a result, their stock prices may not accurately reflect their long-term business potential. Accordingly, the prices of these stocks may rise as business fundamentals improve or as market conditions change. For example, stock prices are often affected when a company's earnings exceed general expectations or when investors begin to appreciate the full extent of a company's business potential.

In searching for undervalued stocks of large companies, the fund's portfolio management team uses a disciplined investment approach which includes quantitative valuation analysis, fundamental research and risk controls to uncover stocks, whose market value has temporarily declined, but which appear to be poised for a rebound. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Principal risks

The principal risks of investing in the fund are stock market risk and, more specifically, the risks of investing in undervalued large company stocks.

Stock Market Risk. As with all investments in the stock market, the fund's returns and net asset value will go up and down, and it is possible to lose money invested in the fund. Stock market movements will affect the fund's share price on a daily basis. Declines are possible both in the overall stock market and in the value of the types of securities held by the fund. In addition, the portfolio management team's strategy and skill in choosing undervalued large company stocks for the fund will determine in large part the fund's ability to achieve its objective.

Value Investing Risk. The determination that a stock is undervalued is subjective; the market may not agree, and a stock's price may not rise to what the portfolio management team believes is its full value. It may even decrease in value. However, because of the fund's focus on undervalued stocks of large companies, the fund's downside risk may be less than with other large company stocks since value stocks are in theory already underpriced and large company stocks tend to be less volatile than small company stocks.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed and comparing this information to two broad measures of market performance. Of course, past performance is not necessarily an indication of future performance.

Total return for years ended December 31

BAR CHART OMITTED HERE

CHART DATA

                    TOTAL
          YEAR      RETURN

          1989      33.80%
          1990     -16.98%
          1991      42.96%
          1992       7.09%
          1993      20.07%
          1994      -9.87%
          1995      31.64%
          1996      19.55%
          1997      32.54%
          1998       9.50%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 19.78% (the first quarter of 1991), and the fund's lowest return for a calendar quarter was -22.26% (the third quarter of 1990).

Average annual total returns



For periods ended                            S&P               Russell 1000
December 31, 1998         Fund            500 Index             Value Index
--------------------------------------------------------------------------------

One Year                 9.50%             28.72%                  15.65%

Five Years               15.54%            24.08%                  20.84%

Ten Years                15.44%            19.21%                  17.38%
--------------------------------------------------------------------------------

The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and American Stock Exchange and traded on the Nasdaq Stock Market, Inc. The Russell 1000 Value Index consists of securities with less-than- average growth orientation. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

Scudder Family of Funds no-load fund

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------

Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------

Maximum sales charge (load) imposed on purchases (as % of       NONE
offering price)
--------------------------------------------------------------------------------

Maximum deferred sales charge (load)                            NONE
--------------------------------------------------------------------------------

Maximum sales charge (load) imposed on reinvested               NONE
dividends/distributions
--------------------------------------------------------------------------------

Redemption fee (as % of amount redeemed, if applicable)         NONE*
--------------------------------------------------------------------------------

Exchange fee                                                    NONE
--------------------------------------------------------------------------------

Annual fund operating expenses (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------

Management fee                                                  0.63%
--------------------------------------------------------------------------------

Distribution (12b-1) fees                                       NONE
--------------------------------------------------------------------------------

Other expenses                                                  0.25%
--------------------------------------------------------------------------------

Total annual fund operating expenses                            0.88%
--------------------------------------------------------------------------------



* You may redeem by writing or calling the fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "About Your Investment -- Exchanges and Redemptions."

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The expenses would be the same whether you sold your shares at the end of each period or continued to hold them.


--------------------------------------------------------------------------------
One Year                                            $   90
--------------------------------------------------------------------------------
Three Years                                         $  281
--------------------------------------------------------------------------------
Five Years                                          $  488
--------------------------------------------------------------------------------
Ten Years                                           $1,084
--------------------------------------------------------------------------------

Actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

About The Fund

Principal strategies, investments and additional principal risks

Principal strategies and investments

The fund attempts to achieve its objective by investing primarily in stocks of large U.S. companies that appear to have temporarily fallen out of favor with investors but seem to offer the potential for attractive long-term gains. The fund's portfolio management team determines which stocks to invest in by using a disciplined approach that combines both valuation analysis, fundamental research and risk controls.

The portfolio management team begins its selection process by using a proprietary computer model to rank the 1000 stocks that comprise the Russell 1000 Index -- a widely used large stock universe -- based on their relative valuations. A company's valuation is measured by comparing its stock price to its business fundamentals, such as sales, earnings or book value. The higher the valuation, the more "expensive" the stock. The portfolio management team focuses on the "cheapest" 40% of these stocks (or the stocks with the lowest valuations). These stocks are further analyzed and rated using fundamental research, such as an examination of a company's historical earnings patterns, sales growth and profit margins in order to assess the likelihood of a rebound in the stock price if a company's business fundamentals improve or market conditions change. In an effort to manage the risk exposure of the fund, the portfolio management team then assesses the expected volatility of the fund and the potential impact the most promising of these stocks may have on the fund's risk level. Based on this information, the fund's portfolio management team selects approximately 60?90 stocks that the portfolio management team believes offer the greatest potential for attractive long-term gains.

In addition, the fund's flexible investment strategy enables it to invest in a broadly diversified portfolio of large company stocks in all sectors of the market, including foreign markets when the opportunity arises. By diversifying its assets broadly among undervalued stocks of large companies, the fund may experience less share price volatility than other funds that invest in large company stocks.

The fund typically sells a stock when its price is no longer considered to be a value, it is less likely to benefit from the current market or economic environment, it experiences deteriorating fundamentals or its price performance falls short of the portfolio management team's expectations.

From time to time, the fund may invest, without limit, in debt securities, short-term indebtedness, cash and cash equivalents for temporary defensive purposes. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goal during a defensive period.

While not principal investments or strategies of the fund, the fund may, but is not required to, utilize other investments and investment techniques which may impact fund performance, including, but not limited to, options, futures and other strategic transactions.

More information about these and other investments and strategies of the fund is provided in the Statement of Additional Information. Of course, there can be no guarantee that, by following this investment strategy, the fund will achieve its objective.

Additional Principal Risks

Equity investing risk. An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting a fund's real return.

A message from the President

Scudder Kemper Investments, Inc., investment adviser to the Scudder Family of Funds, is one of the largest and most experienced investment management organizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

We offered America's first no-load mutual fund in 1928, and today the Scudder Family of Funds includes over 50 no-load mutual fund portfolios or classes of shares. We also manage mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and numerous other open- and closed-end funds that invest in this country and other countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds; IRAs; 401(k)s, Keoghs and other retirement plans are also available.

Services available to shareholders include toll-free access to professional representatives, easy exchange among the Scudder Family of Funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Investor Centers.

The Scudder Family of Funds is offered without commissions to purchase or redeem shares or to exchange from one fund to another. There are no distribution (12b-1) fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

/s/Edmond D. Villani

Investment adviser

The fund retains the investment management firm of Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, New York, to manage the fund's daily investment and business affairs subject to the policies established by the Board. The Adviser actively manages the fund's investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

For the fiscal year ended September 30, 1998, the Adviser received an annual fee of 0.63% of the fund's average daily net assets.

Portfolio management

The fund is managed by a team of investment professionals, who each plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders and other investment specialists who work in the Adviser's offices across the United States and abroad. The Adviser believes its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

The following investment professionals are associated with the fund as indicated:


Name and Title              Joined the Fund   Responsibilities and Background
--------------------------------------------------------------------------------------------------------------------

Kathleen T. Millard              1995         Ms. Millard joined the Adviser in 1991 as a portfolio manager. She
Co-Lead Manager                               has 15 years of investment experience and has been a portfolio manager since 1986.

Lois Friedman Roman              1995         Ms. Roman joined the Adviser in 1994 as an equity analyst. Prior to
Co-Lead Manager                               joining the Adviser, she was an analyst for an unaffiliated investment management firm for three years. She has ten years of investment experience as an equity analyst.
--------------------------------------------------------------------------------------------------------------------

Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the fund's investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. The risk is commonly called the Year 2000 issue. Failure to successfully address the Year 2000 issue could result in interruptions to and other material adverse effects on the fund's business and operations, such as problems with calculating net asset value and difficulties in implementing the fund's purchase and redemption procedures. The fund's investment manager has commenced a review of the Year 2000 issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on the issuers whose securities are held by the fund or on global markets or economies generally.

Distributions

Dividends and capital gains distributions

The fund intends to distribute dividends from its net investment income annually, in December. The fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December. An additional distribution may be made at a later date, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

A shareholder may choose to receive distributions in cash or have them reinvested in additional shares of the fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account. Distributions are generally taxable, whether received in cash or reinvested. Exchanges among funds are also taxable events.

Taxes

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

Unless your investment is in a tax-deferred account, you may want to avoid investing a large amount close to the date of a distribution, because you may receive part of your investment back as a taxable distribution.

A sale or exchange of shares is a taxable event and may result in a capital gain or loss which may be long-term or short-term, generally depending on how long you owned the shares.

The fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31 of the following year.

The fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

Shareholders may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular consequences of an investment in the fund.

Financial highlights

The financial highlights table is intended to help you understand the fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. The total return figures represent the rate that an investor would have earned (or lost) on an investment in the fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the fund's financial statements, is included in the annual report, which is available upon request by calling Scudder Investor Relations at 1-800-225-2470 or, for existing investors, call the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

Scudder Large Company Value Fund



                                                   Years Ended September 30,
                                        1998(a)    1997(a)*    1996       1995       1994
Net asset value,
  beginning of period................  $ 28.98    $ 22.64    $ 22.92   $ 19.54    $ 23.06

Income from investment
  operations:

Net investment income
  (loss).............................     .36        .38        .36       .13      (.02)

Net realized and
  unrealized gain (loss) on
  investment transactions............   (1.59)       8.60       2.94      3.98      (.88)

Total from investment
  operations.........................   (1.23)       8.98       3.30      4.11      (.90)

Less distributions from:

Net investment income................    (.24)       (.16)      (.08)        --         --

Net realized gains on
  investment transactions............   (1.86)     (2.48)     (3.50)     (.73)     (2.62)


Total distributions..................   (2.10)     (2.64)     (3.58)     (.73)     (2.62)

Net asset value, end of
  period.............................  $ 25.65    $ 28.98    $ 22.64   $ 22.92    $ 19.54
---------------------------------------------------------------------------------------------

Total Return (%)......................  (4.54)      43.06      15.94     21.96     (4.72)

Ratios and Supplemental
  Data

Net assets, end of period
  ($ millions)........................   1,997      2,213      1,651     1,492      1,338

Ratio of operating
  expenses to average daily
  net assets (%)......................     .88        .93        .92       .98        .97

Ratio of net investment
  income (loss) to average
  daily net assets (%)................    1.25       1.51       1.62       .62      (.12)

Portfolio turnover rate (%)...........    39.5       43.0      150.7     153.6       75.8

(a) Based on monthly average shares outstanding during the period.


* On February 1, 1997, the fund adopted its current name. Prior to that date, the fund was known as the Scudder Capital Growth Fund.

About Your Investment

Transaction information

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the fund as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of total fund assets, less all liabilities, by the total number of shares outstanding. Market prices are used to determine the value of the fund's assets. If market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

To the extent that the fund invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the fund does not price its shares. As a result, the net asset value per share of the fund may change at a time when shareholders are not able to purchase or redeem their shares.

Processing time

All purchase and redemption requests received in good order at the fund's transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day. All other requests that are in good order will be executed the following business day.

Signature guarantees

A signature guarantee is required when you sell more than $100,000 worth of shares. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The fund will normally send redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check). For more information, please call 1-800-225-5163.

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The fund and Scudder Investor Services, Inc. each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in the fund's share price.

Minimum balances

Generally, shareholders who maintain a non-fiduciary account balance of less than $2,500 in the fund and have not established an automatic investment plan will be assessed an annual $10.00 per fund charge; this fee is paid to the fund. The fund reserves the right, following 60 days written notice to shareholders, to redeem all shares in accounts that have a value below $1,000 where such a reduction in value has occurred due to a redemption, exchange or transfer out of the account.

Third party transactions

If you buy and sell shares of the fund through a member of the National Association of Securities Dealers, Inc. (other than Scudder Investor Services, Inc.), that member may charge a fee for that service.

Other policies

The fund reserves the right to redeem in kind. That is, it may honor redemption requests with readily marketable fund securities instead of cash. There may be transaction costs associated with converting these securities to cash.

Buying and selling shares

Please refer to the following charts for information on how to buy and sell fund shares. Additional information, including special investment features, may be found in the Shareholder Services Guide. For information about No-Fee IRAs, Roth IRAs and other retirement options, call Scudder Investor Relations at 1-800-225-2470. For information on establishing 401(k) and 403(b) plans, call Scudder Defined Contribution Services at 1-800-323-6105.

Purchases

To open an account

The minimum initial investment is $2,500; $1,000 for IRAs. Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums -- see appropriate plan literature. Make checks payable to "The Scudder Funds."

--------------------------------------------------------------------------------

By Mail           Send your completed and signed application and check

                  by regular mail to:         The Scudder Funds
                                              P.O. Box 2291
                                              Boston, MA 02107-2291

                  or by express, registered,  The Scudder Funds
                  or certified mail to:       66 Brooks Drive
                                              Braintree, MA 02184
--------------------------------------------------------------------------------

By Wire           Call 1-800-225-5163 for instructions.
--------------------------------------------------------------------------------

In Person         Visit one of our Investor Centers to complete your application with the help of a Scudder representative. Investor Centers are located in Boca Raton, Boston, Chicago, New York and San
                  Francisco.
--------------------------------------------------------------------------------

To buy additional shares

The minimum additional investment is $100; $50 for IRAs. Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums -- see appropriate plan literature. Make checks payable to "The Scudder Funds."

--------------------------------------------------------------------------------

By Mail               Send a check with a Scudder investment slip, or with
                      a letter of instruction including your account number and the complete fund name, to the appropriate address listed above.
--------------------------------------------------------------------------------

By Wire               Call 1-800-225-5163 for instructions.
--------------------------------------------------------------------------------

In Person             Visit one of our Investor Centers to make an
                      additional investment in your Scudder fund account.
                      Investor Center locations are listed above.
--------------------------------------------------------------------------------

By Telephone          Call 1-800-225-5163 for instructions.
--------------------------------------------------------------------------------

By Automatic          You may arrange to make investments of $50 or more on a
Investment Plan       regular basis through automatic deductions from your bank
                      checking account. Please call 1-800-225-5163 for more
                      information and an enrollment form.
--------------------------------------------------------------------------------

Exchanges and redemptions

To exchange shares

The minimum investments are $2,500 to establish a new account and $100 to exchange among existing accounts.



 By              To speak with a service representative, call 1-800-225-5163
 Telephone       from 8 a.m. to 8 p.m. eastern time. To access SAIL(TM), The
                 Scudder Automated Information Line, call 1-800-343-2890
                 (24 hours a day).
  ------------------------------------------------------------------------------

 By Mail or Fax Print or type your instructions and include:
                    - the name of the fund and class and the account number you are exchanging from;
                    -  your name(s) and address as they appear on your account;
                    - the dollar amount or number of shares you wish to exchange;
                    -  the name of the fund and class you are exchanging into;
                    -  your signature(s) as it appears on your account; and
                    -  a daytime telephone number.

                 Send your instructions by   The Scudder Funds
                 regular mail to:            P.O. Box 2291
                                             Boston, MA 02107-2291

                 or by express, registered,  The Scudder Funds
                 or certified mail to:       66 Brooks Drive
                                             Braintree, MA 02184

                 or by fax to:               1-800-821-6234
 -------------------------------------------------------------------------------



To sell shares


--------------------------------------------------------------------------------

By               To speak with a service representative, call 1-800-225-5163
Telephone        from 8 a.m. to 8 p.m. eastern time. To access SAILTM, The
                 Scudder Automated Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to
                 $100,000 sent to your address of record.
--------------------------------------------------------------------------------

By Mail or Fax   Send your instructions for redemption to the appropriate
                 address or fax number above and include:
                    - the name of the fund and class and account number you are redeeming from;
                    -  your name(s) and address as they appear on your account;
                    -  the dollar amount or number of shares you wish to redeem;
                    -  your signature(s) as it appears on your account; and
                    -  a daytime telephone number.
--------------------------------------------------------------------------------

By Automatic     You may arrange to receive automatic cash payments
Withdrawal Plan  periodically. Call 1-800-225-5163 for more information and an enrollment form.
--------------------------------------------------------------------------------

Investment products and services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market                                U.S. Growth and Income
  Scudder U.S. Treasury Money Fund            Scudder Balanced Fund
  Scudder Cash Investment Trust               Scudder Dividend & Growth Fund
  Scudder Money Market Series --              Scudder Growth and Income Fund
    Prime Reserve Shares*                     Scudder S&P 500 Index Fund
    Premium Shares*                           Scudder Real Estate Investment Fund
    Managed Shares*                         U.S. Growth
  Scudder Government Money Market             Value
    Series -- Managed Shares*                   Scudder Large Company Value Fund
Tax Free Money Market+                          Scudder Value Fund***
  Scudder Tax Free Money Fund                   Scudder Small Company Value Fund
  Scudder Tax Free Money Market Series --       Scudder Micro Cap Fund
    Managed Shares*                           Growth
  Scudder California Tax Free Money             Scudder Classic Growth Fund***
    Fund**                                      Scudder Large Company Growth
  Scudder New York Tax Free Money                 Fund
    Fund**                                      Scudder Development Fund
Tax Free+                                       Scudder 21st Century Growth Fund
  Scudder Limited Term Tax Free Fund          Global Equity
  Scudder Medium Term Tax Free Fund             Worldwide
  Scudder Managed Municipal Bonds                 Scudder Global Fund
  Scudder High Yield Tax Free Fund                Scudder International Value Fund
  Scudder California Tax Free Fund**              Scudder International Growth and
  Scudder Massachusetts Limited Term Tax            Income Fund
    Free Fund**                                 Scudder International Fund++
  Scudder Massachusetts Tax Free Fund**         Scudder International Growth Fund
  Scudder New York Tax Free Fund**              Scudder Global Discovery Fund***
  Scudder Ohio Tax Free Fund**                  Scudder Emerging Markets Growth
  Scudder Pennsylvania Tax Free Fund**            Fund
U.S. Income                                     Scudder Gold Fund
-----------
  Scudder Short Term Bond Fund                Regional
  Scudder Zero Coupon 2000 Fund                 Scudder Greater Europe Growth
  Scudder GNMA Fund                               Fund
  Scudder Income Fund                           Scudder Pacific Opportunities Fund
  Scudder Corporate Bond Fund                   Scudder Latin America Fund
  Scudder High Yield Bond Fund                  The Japan Fund, Inc.
Global Income                               Industry Sector Funds
  Scudder Global Bond Fund                    Choice Series
  Scudder International Bond Fund               Scudder Financial Services Fund
  Scudder Emerging Markets Income Fund          Scudder Health Care Fund
Asset Allocation                                Scudder Technology Fund
  Scudder Pathway Conservative Portfolio    Preferred Series
  Scudder Pathway Balanced Portfolio          Scudder Tax Managed Growth Fund
  Scudder Pathway Growth Portfolio            Scudder Tax Managed Small Company
  Scudder Pathway International Portfolio       Fund

Retirement Programs and Education Accounts
--------------------------------------------------------------------------------


Retirement Programs                     Education Accounts
-------------------                     ------------------
Traditional IRA                         Education IRA
Roth IRA                                UGMA/UTMA
SEP-IRA
Keogh Plan
401(k), 403(b) Plans
Scudder Horizon Plan **+++ +++
  (a variable annuity)


Closed-End Funds#
--------------------------------------------------------------------------------

The Argentina Fund, Inc.                Scudder Global High Income Fund, Inc.
The Brazil Fund, Inc.                   Scudder New Asia Fund, Inc.
The Korea Fund, Inc.                    Scudder New Europe Fund, Inc.
Montgomery Street Income
   Securities, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.
-----------

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state and local taxes.

*        A class of shares of the fund.

**       Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. # These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various foreign stock exchanges.

Trustees and Officers
--------------------------------------------------------------------------------

Daniel Pierce*                              Thomas J. Devine

      Chairman of the Board, President and        Honorary Trustee;
      Trustee                                     Consultant

Paul Bancroft III                            Wilson Nolen

      Trustee; Venture Capitalist                 Honorary Trustee;
      and Consultant                              Consultant

Sheryle J. Bolton                            Robert G. Stone, Jr.

      Trustee; Chief Executive Officer            Honorary Trustee;
      and Director, Scientific                    Chairman Emeritus and
      Learning  Corporation                       Director, Kirby Corporation

William T. Burgin                           Donald E. Hall*

       Trustee; General Partner,                  Vice President
       Bessemer Venture Partners
                                            Thomas W. Joseph*

Keith R. Fox                                      Vice President

      Trustee; Private Equity Investor,
      Exeter Capital  Management            Ann M. McCreary*
      Corporation
                                                  Vice President

William H. Luers                            Katherine T. Millard*


      Trustee; President,                         Vice President
      The Metropolitan
      Museum of Art                         Thomas F. McDonough*

                                                  Vice President and Secretary

Kathryn L. Quirk*                           John R. Hebble*

                                                  Treasurer
      Trustee, Vice President and
      Assistant Secretary                    Caroline Pearson*

                                                  Assistant Secretary
Joan E. Spero

      Trustee; President, The Doris Duke
      Charitable Foundation

                        *Scudder Kemper Investments, Inc.

Additional information about the fund may be found in the Statement of Additional Information, the Shareholder Services Guide and in shareholder reports. Shareholder inquiries may be made by calling the toll-free number listed below. The Statement of Additional Information contains more information on fund investments and operations. The Shareholder Services Guide contains more information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the fund's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:


--------------------------------------------------------------------------------

By Telephone                Call Scudder Investor Relations at 1-800-225-2470

                            or

                            For existing Scudder investors, call the Scudder Automated Information Line (SAIL) at 1-800-343-2890 (24 hours a day).
--------------------------------------------------------------------------------

By Mail                     Scudder Investor Services, Inc.
                            Two International Place
                            Boston, MA 02110-4103

                            or

                            Public Reference Section
                            Securities and Exchange Commission
                            Washington, D.C. 20549-6009

                            (a duplication fee is charged)
--------------------------------------------------------------------------------

In Person                   Public Reference Room
                            Securities and Exchange Commission
                            Washington, D.C.

                            (Call 1-800-SEC-0330 for more information.)
--------------------------------------------------------------------------------

By Internet                 http://www.sec.gov

                            http://www.scudder.com
--------------------------------------------------------------------------------

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).


Investment Company Act file number: 811-1444

                        SCUDDER LARGE COMPANY VALUE FUND

                         A Series of Value Equity Trust

    A Pure No-Load(TM) (No Sales Charges) Diversified Mutual Fund which Seeks Maximum Capital Appreciation Over the Long-Term Through a Value-Oriented
                              Approach to Investing

                                       and

                          VALUE FUND -- SCUDDER SHARES


                         A Series of Value Equity Trust

          A Diversified Mutual Fund Series which Seeks Long-Term Growth of Capital through Investment in Undervalued Equity Securities

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1999

--------------------------------------------------------------------------------


      This combined Statement of Additional Information is not a prospectus. The prospectuses of Scudder Large Company Value Fund, dated February 1, 1999, and of the Scudder Shares class of Value Fund, dated February 1, 1999, as amended from time to time, may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.


      The Annual Reports to Shareholders of Scudder Large Company Value Fund and of the Scudder Shares of Value Fund dated September 30, 1998 are incorporated by reference into and are hereby deemed to be part of this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                                                                   Page
THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................................................................1
         General Investment Objective and Policies of Scudder Large Company Value Fund................................1
         General Investment Objective and Policies of Value Fund......................................................2
         Master/feeder structure......................................................................................4
         Investments and Investment Techniques........................................................................4
         Investment Restrictions.....................................................................................15
         Other Investment Policies...................................................................................16


PURCHASES............................................................................................................17
         Additional Information About Opening An Account.............................................................17
         Minimum balances............................................................................................18
         Additional Information About Making Subsequent Investments..................................................19
         Additional Information About Making Subsequent Investments by QuickBuy......................................19
         Checks......................................................................................................19
         Wire Transfer of Federal Funds..............................................................................20
         Share Price.................................................................................................20
         Share Certificates..........................................................................................20
         Other Information...........................................................................................20


EXCHANGES AND REDEMPTIONS............................................................................................21
         Exchanges...................................................................................................21
         Redemption by Telephone.....................................................................................21
         Redemption By QuickSell.....................................................................................22
         Redemption by Mail or Fax...................................................................................23
         Redemption-in-Kind..........................................................................................23
         Other Information...........................................................................................23

FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................24
         The Pure No-Load(TM) Concept................................................................................24
         Internet access.............................................................................................25
         Dividends and Capital Gains Distribution Options............................................................26
         Scudder Investor Centers....................................................................................26
         Reports to Shareholders.....................................................................................26
         Transaction Summaries.......................................................................................26

THE SCUDDER FAMILY OF FUNDS..........................................................................................26

SPECIAL PLAN ACCOUNTS................................................................................................31
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations and
              Self-Employed Individuals..............................................................................32
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals.........32
         Scudder IRA:  Individual Retirement Account.................................................................32
         Scudder Roth IRA:  Individual Retirement Account............................................................33
         Scudder 403(b) Plan.........................................................................................33
         Automatic Withdrawal Plan...................................................................................33
         Group or Salary Deduction Plan..............................................................................34
         Automatic Investment Plan...................................................................................34
         Uniform Transfers/Gifts to Minors Act.......................................................................34

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................35

                                                                                                                   Page
PERFORMANCE INFORMATION..............................................................................................35
         Average Annual Total Return.................................................................................35
         Cumulative Total Return.....................................................................................36
         Total Return................................................................................................37
         Comparison of Fund Performance..............................................................................37

ORGANIZATION OF THE FUNDS............................................................................................40

INVESTMENT ADVISER...................................................................................................42
         Personal Investments by Employees of the Adviser............................................................45

TRUSTEES AND OFFICERS................................................................................................45

REMUNERATION.........................................................................................................48
         Responsibilities of the Board -- Board and Committee Meetings...............................................48
         Compensation of Officers and Trustees.......................................................................48

DISTRIBUTOR..........................................................................................................48

TAXES................................................................................................................50

PORTFOLIO TRANSACTIONS...............................................................................................53
         Brokerage Commissions.......................................................................................53
         Portfolio Turnover..........................................................................................54

NET ASSET VALUE......................................................................................................55

ADDITIONAL INFORMATION...............................................................................................56
         Experts.....................................................................................................56
         Shareholder Indemnification.................................................................................56
         Other Information...........................................................................................56

FINANCIAL STATEMENTS.................................................................................................57
         Large Company Value Fund....................................................................................57
         Value Fund..................................................................................................58

APPENDIX

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES


      (See "FUND SUMMARY - Investment Objective and Principal Strategies and Principal Risks," and "ABOUT THE FUND - Principal Strategies, Investments and Additional Principal Risks" in each Fund's respective prospectus.)

      Scudder Large Company Value Fund and Value Fund (the "Funds") is each a diversified series of Value Equity Trust (the "Trust"), an open-end management company. Value Fund offers the following classes of shares: Scudder Shares (the "Scudder Shares" or "Shares") and Value Fund Class A, B and C shares (the "Kemper Shares"). Only the shares of Scudder Large Company Value Fund and the Scudder Shares of Value Fund are offered herein.

      Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. ( "the Adviser"), in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Adviser may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.


General Investment Objective and Policies of Scudder Large Company Value Fund


      Scudder Large Company Value Fund ("Large Company Value Fund") pursues maximum long-term capital appreciation through a value- oriented approach to investing. The Fund seeks to achieve its objective by investing: (i) in marketable securities, principally common stocks; (ii) up to 20% of its assets in debt securities where capital appreciation from debt securities is expected to exceed the capital appreciation available from common stocks; and (iii) for temporary defensive purposes, during periods when market or economic conditions may warrant, in debt securities , short-term indebtedness, cash and cash equivalents. Because this defensive policy differs from the Fund's investment objective, the Fund may not achieve its goal during a defensive period. The Fund may also invest in preferred stocks consistent with its objective. Additionally, the Fund may invest in debt securities, repurchase agreements and reverse repurchase agreements, convertible securities, rights, warrants, illiquid securities, Standard and Poor's Depository Receipts, and may engage in strategic transactions and derivatives.

      The Fund uses a value-based investment approach to pursue a range of investment opportunities, principally among larger, established U.S. companies. Given this approach, the Fund may be appropriate as a core investment holding for retirement or other long-term goals.

      In seeking capital appreciation, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise.

      Market misconceptions, temporary bad news, and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. Accordingly, the prices of such securities can raise either as a result of improved business fundamentals, particularly when earning s grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential. These "undervalued" securities can provide the opportunity for above-average market performance.


      Investments in common stocks have a wide range of characteristics, and management of the Fund believes that opportunity for long-term capital appreciation may be found in all sectors of the market for publicly traded equity securities. Thus the search for equity investments for the Fund may encompass any sector of the market and companies of all sizes. It is a fundamental policy of the Fund, which may not be changed without approval of a majority of the Fund's outstanding shares, that the Fund will not concentrate its investments in any particular industry. However, the Fund reserves the right to invest up to 25% of its total assets (taken at market value) in any one industry. The use of this tactic is, in the opinion of management, consistent with the Fund's flexible approach of seeking to maximize long-term growth of capital.

      The Fund will normally invest at least 65% of its assets in the equity securities of large U.S. companies, i.e. those with $1 billion or more in total market capitalization. The Fund's investment flexibility enables it to pursue investment value in all sectors of the stock market, including:

o companies that generate or apply new technologies, new and improved distribution techniques or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

o companies that own or develop natural resources, such as energy exploration companies;

o companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunications companies;


o foreign companies, including those in countries with more rapid economic growth than the U.S; and


o companies whose earnings are temporarily depressed and are currently out of favor with most investors.


      The Fund may purchase, for capital appreciation, investment-grade debt securities including zero coupon bonds. Investment-grade debt securities are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or, if unrated, of equivalent quality as determined by the Fund's investment adviser, Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.


      The Fund may also purchase debt securities which are rated below investment-grade, commonly referred to as "junk bonds," (that is, rated below Baa by Moody's or below BBB by S&P), and unrated securities of comparable quality in the Adviser's judgment, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid and more difficult to value than securities in the higher rating categories. The Fund may invest up to 20% of its net assets in securities rated B or lower by Moody's or S&P and may invest in securities which are rated as low as C by Moody's or D by S&P. Securities rated B or lower involve a high degree of speculation with respect to the payment of principal and interest and those securities rated C or D may be in default with respect to payment of principal or interest. (See "High Yield, High Risk Securities.")


      The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative by the Commodities Futures Trading Commission.

      The Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The Fund may also engage in reverse repurchase agreements.


      Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.


      Unless otherwise stated, the investment objective and policies of the Fund is not fundamental and may be changed by the Trustees without a vote of shareholders. The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments and there is no assurance that the Fund's objective will be achieved.


General Investment Objective and Policies of Value Fund


      Value Fund seeks to provide long-term growth of capital through investment in undervalued equity securities. This objective is not fundamental and may be changed by the Trustees without a shareholder vote. Also, unless otherwise stated, the policies of the Fund are not fundamental and may be changed by the Trustees without a shareholder vote. The Fund seeks to achieve its objective by investing in the equity securities of companies that the Fund's portfolio management team believes are undervalued in the marketplace in relation to current and estimated future earnings and dividends. These companies generally sell at price-earnings ratios below the market average, as defined by the Standard & Poor's Corporation 500 Composite Price Index.

      The Fund invests at least 80% of its assets in equity securities consisting of common stocks, preferred stocks , securities convertible into common stocks , rights and warrants. The Fund changes its portfolio securities for long-term investment considerations and not for trading purposes.

      The Fund may be appropriate for investors who seek a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify an existing growth-equity portfolio. Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

      The Fund invests primarily in common stocks of medium-to-large size domestic companies with annual revenues or market capitalizations of at least $ 1 billion. The investment manager uses in-depth fundamental research and a proprietary computerized quantitative model to identify companies that are currently undervalued in relation to current and estimated future earnings and dividends. The investment process also involves an assessment of business risk, including the analysis of the strength of a company's balance sheet, the accounting practices a company follows, the volatility of a company's earnings over time, and the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action and technological change.

      The current share price or other valuation measures of these companies may not reflect their business potential because investors may perform incomplete analyses, have limited time horizons, or allow emotions to influence their investment decisions. Other similar factors can also influence short-term market behavior. The Adviser's quantitative approach is designed to help avoid these pitfalls.


      While a broad range of investments is considered, only those that, in the Adviser's opinion, are selling at comparatively large discounts to intrinsic value will be purchased for the Fund. It is anticipated that the prices of the Fund's investments will rise as a result of both earnings growth and rising price-earnings ratios over time.


      While the Fund emphasizes U.S. investments, it can invest its assets in securities of foreign companies that meet the same criteria applicable to the Fund's domestic investments if the performance of foreign securities is believed by the Adviser to offer more potential than domestic investments. The Fund may invest up to 20% of its assets in debt obligations, including zero coupon securities and commercial paper and may enter into repurchase agreements and reverse repurchase agreements. In addition, the Fund may engage in strategic transactions and derivatives and invest in illiquid securities. Investment-grade debt securities are those rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Adviser.


      The Fund may also purchase debt securities which are rated below investment-grade (that is, rated below Baa by Moody's or below BBB by S&P) and unrated securities of equivalent quality as determined by the Adviser, which usually entail greater risk (including the possibility of default or bankruptcy of the issues of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid and more difficult to value than securities in the higher rating categories. The Fund may invest up to 20% of its assets in such securities ("high yield/high risk securities" commonly referred to as "junk bonds") but will invest no more than 10% of its assets in securities rated B or lower by Moody's or S&P and may not invest more than 5% of its net assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Adviser. Securities rated C or D may be in default with respect to payment of principal or interest. Also, longer maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk. (See "High Yield, High Risk Securities.")


      The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative by the Commodities Futures Trading Commission.

      The Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees.


      The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of a Fund's shares will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's objective will be achieved.

Master/feeder structure

      The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

      A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Investments and Investment Techniques


Common Stocks. Under normal circumstances, the Funds invest primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


Foreign Securities. While the Funds generally emphasize investments in companies domiciled in the U.S., they may invest in listed and unlisted foreign securities of the same types as the domestic securities in which they may invest, when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives, in keeping with the investment objectives of the Funds.


      Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the U.S. market and securities of some foreign issuers are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges and bid to asked spreads in foreign bond markets are generally higher than negotiated commissions or bid to asked spreads on U.S. markets although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in most foreign countries than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions in foreign countries such as stock dividends or other matters, which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thereby increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic development, which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in those countries than in developed countries. The management of the Funds seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, the Funds will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

      Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of the assets for the Funds, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies, if any, into U.S. dollars on a daily basis. The Funds may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts.

      To the extent that the Funds invest in foreign securities, each Fund's share price could reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated: the strength or weakness of the U.S. dollar against foreign currencies could account for part of each Fund's investment performance.


Debt Securities. When the Adviser believes that it is appropriate to do so in order to achieve a Fund's objective of long-term capital appreciation, the Funds may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Funds may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser.

      The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.


High Yield, High Risk Securities. Below investment-grade securities (commonly referred to as "junk bonds") (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Adviser's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, may be less liquid and more difficult to value than securities in the higher ratings categories and are considered speculative. The lower the ratings of such debt securities the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

      Each Fund may invest up to 20% of its assets in debt securities rated below investment-grade but will invest no more than 10% of its assets in securities rated B or lower by Moody's or by S&P and may not invest more than 5% of its assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Adviser.

      An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by the Funds. Prices and yields of high yield securities will fluctuate over time and may affect each Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

      The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

      Credit quality in the high-yield securities market can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objective may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of the security.


      Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation , which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high yield securities see "TAXES."


Convertible Securities. The Funds may each invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features. The Funds will limit their purchases of convertible securities to debt securities convertible into common stocks.


      The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities , which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments , which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities are generally expected to be less volatile than the underlying common stocks as they are usually issued with short to medium length maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

      The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

      Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The Funds may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.


Borrowing. As a matter of fundamental policy, the Funds will not borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend for either Fund to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase the Funds' volatility and the risk of loss in a declining market. Borrowing by the Funds will involve special risk considerations. Although the principal of the Funds' borrowings will be fixed, the Funds' assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.


Repurchase Agreements. Each Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or by S&P.

      A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which a Fund acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Obligations subject to a repurchase agreement are held in a segregated account and the value of such Obligations kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement. Obligations will be held by the Fund's custodian or in the Federal Reserve Book Entry system.


      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would risk losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.


Depository Receipts. Large Company Value Fund may also invest in Standard and Poor's Depository Receipts ("SPDRs"). SPDRs should typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500. There can be no assurance, however, that this can be accomplished as it may not be possible for the SPDRs portfolio to replicate the composition and relative weightings of the securities of the S&P 500. SPDRs are subject to the risks of an investment in a broadly based portfolio of large-capitalization common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs are also subject to risks other than those associated with an investment in such a broadly based portfolio in that the selection of the stocks included in the SPDRs portfolio may affect trading in SPDRs, as compared with trading in a broadly based portfolio of common stocks. In addition, there can be no assurance that that SPDRs will experience similar trading patterns.


Warrants. Each Fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.


Zero Coupon Securities. Each Fund may invest in zero coupon securities , which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


      Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holders of the underlying U.S. Government securities.

      The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells. (See "TAXES.")

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities of a Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.


      In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management or return enhancement purposes and not to create leveraged exposure in the Fund.


      Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Federal limits for investing assets in them.

      If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.


      Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require that Fund to hold a security or instrument which it might otherwise have sold.


      Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities, indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


      Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

      Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.


      Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally be used in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.


      Each Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

      Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of that Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, that Fund will comply with the asset segregation requirements described below.


Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments can negatively affect purchases and sales of currency and related instruments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market , which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The

Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Eurodollar Instruments. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.


Use of Segregated and Other Special Accounts Many Strategic Transactions, in addition to other requirements, require that the Funds segregate cash or liquid assets with their custodian to the extent that obligations of the Funds are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

      Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require that Fund to hold an amount of that currency or liquid assets denominated in that currency equal to that Fund's obligations or to segregate cash or liquid assets equal to the amount of that Fund's obligation.

      OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and, in connection with such options, that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.


      With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, if a Fund held a futures or forward contract instead of segregating cash or liquid assets, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Euro Conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and for the operation of each Fund. The Euro was introduced on January 1, 1999 by eleven member countries of the European Economic and Monetary Union (EMU). The introduction of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The Adviser is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on fund holdings is negative, it could hurt each Fund's performance.


Investment Restrictions

      Unless specified to the contrary, the following restrictions are fundamental policies of each Fund and may not be changed without the approval of a majority of the outstanding voting securities of that Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

      If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction.

      Each Fund has elected to be classified as a diversified series of an open-end investment company.

      As a matter of fundamental policy, each Fund may not:

      (1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

      (6) purchase physical commodities or contracts relating to physical commodities; or


      (7) Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


Other Investment Policies


      The Trustees of the Trust have voluntarily adopted certain policies and restrictions , which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.


      As a matter of nonfundamental policy, each Fund currently does not intend to:

      (a) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

      (b) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

      (c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

      (d) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

      (e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

      (f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

      (g) lend portfolio securities in an amount greater than 5% of its total assets.

      If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction.

      In addition, other nonfundamental policies may be established from time to time by the Trust's Trustees and would not require the approval of shareholders.

                                    PURCHASES


                (See "Transaction Information" and "Purchases" in
                     the each Fund's respective prospectus.)


      Large Company Value Fund and the Scudder Shares of Value Fund each require a $2,500 minimum initial investment and a minimum subsequent investment of $100. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Funds and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and for investments made in an Individual Retirement Account offered by the Funds. Investment minimums may also be waived for Trustees and officers of the Funds. The Funds, Scudder Investor Services, Inc., Kemper Distributors, Inc. and Scudder Financial Intermediary Services Group each reserve the right to reject any purchase order. All funds will be invested in full and fractional shares.

Additional Information About Opening An Account

      Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, or telephone.

      Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.

      The minimum initial purchase amount may be less than $2,500 under certain special plan accounts.


      The name Scudder Value Fund as used herein and in its prospectus also means Value Fund, which is a series of Value Equity Trust. All shares of Value Fund purchased before April 16, 1998 are considered Scudder Shares of Value Fund. Investors in Value Fund as of April 15, 1998 can continue to purchase Scudder Shares. Scudder Shares are not available to new investors with the following exceptions:


      1. Existing shareholders of any fund or class of a fund in the Scudder Family of Funds as of April 15, 1998, and their immediate family members residing at the same address, may purchase Scudder Shares.


      2. Shareholders, who owned shares of Value Fund through any broker-dealer or service agent omnibus account as of April 15, 1998, may continue to purchase Scudder Shares. Existing shareholders of any fund in the Scudder Family of Funds through certain broker-dealers or service agent omnibus accounts as of April 15, 1998 may purchase Scudder Shares when made available from that broker-dealer or service agent. Call the broker-dealer or service agent for more information.

      3. Retirement, employee stock, bonus, pension or profit sharing plans offering the Scudder Family of Funds as of April 15, 1998, may add new participants and accounts. Scudder Shares are also available to prospective plan sponsors, as well as to existing plans , which had not previously offered Value Fund as an investment option.


      4. An employee who owns Scudder Shares through a retirement, employee stock, bonus, pension or profit sharing plan as of April 15, 1998, may, at a later date, open a new individual account to purchase Scudder Shares.

      5. Any employee, who owns Scudder Shares through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA holding Scudder Shares.


      6. Scudder Shares are available to the Scudder Kemper Investments, Inc. retirement plans.


      7. Officers, Fund Trustees and Directors, and full-time employees of Scudder Kemper Investments, Inc. and its subsidiaries, and their family members may purchase Scudder Shares.


      8. Scudder Shares are available to any accounts managed by Scudder Kemper Investments, Inc., any advisory products offered by Scudder Kemper Investments, Inc., or Scudder Investor Services, Inc., and to the portfolios of Scudder Pathway Series.


      9. Registered investment advisors ("RIAs") and certified financial planners ("CFPs") with clients invested in the Scudder Family of Funds as of April 15, 1998 may purchase additional Scudder Shares or open new individual client or omnibus accounts purchasing Scudder Shares. RIAs and CFPs who do not have clients invested in the Funds as of April 15, 1998 may enter into a written agreement with Scudder Investor Services in order to purchase Scudder Shares. Call Scudder Financial Intermediary Services at 1-800-854-8525 for more information.


      10. Broker-dealers, RIAs and CFPs who have clients participating in comprehensive fee programs may enter into an agreement with Scudder Investor Services in order to purchase Scudder Shares. Call Scudder Financial Intermediary Services at 1-800-854-8525 for more information.

      11. Institutional alliances trading through NSCC/FundServ may purchase Scudder Shares. Call Scudder Financial Intermediary Services at 1-800-854-8525 for more information.


      12. Partnership shareholders invested in Value Fund as of April 15, 1998, through an account registered in the name of a partnership may open new accounts to purchase Scudder Shares, whether or not they are listed on the account registration. Corporate shareholders invested in Value Fund as of April 15, 1998 may open new accounts using the same registration, or if the corporation is reorganized, the new companies may purchase Scudder Shares.


      Scudder Investor Services may, at its discretion, require appropriate documentation that an investor is indeed eligible to purchase Scudder Shares. For more information, please call Scudder Investor Relations at 1-800-225-2470.

Minimum balances

      Shareholders should maintain a share balance worth at least $2,500 ($1,000 for fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts), which amount may be changed by the Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

      Each Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

      o assess an annual $10 per Fund charge (with the fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and

      o redeem all shares in a Fund account below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. Each Fund will mail the proceeds of the redeemed account to the shareholder.

      Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

      Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or
UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments


      Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the respective prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the relevant Fund or the principal underwriter for the loss incurred. Net losses on such transactions , which are not recovered from the purchaser, will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the relevant Fund.


Additional Information About Making Subsequent Investments by QuickBuy

      Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of each Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, a Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.


      In order to request purchases by QuickBuy, shareholders must have completed and returned to Scudder Service Corporation, the Transfer Agent ("Service Corporation" or "Transfer Agent") the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders that wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow for 15 days for this service to be available.


      Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Checks


      A certified check is not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn on or payable through, an U.S. bank.

      If shares are purchased by a check , which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse a Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

      To obtain the net asset value determined as of the close of regular trading on the Exchange (normally 4 p.m. eastern time) on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to 4 p.m.

      The bank sending an investor's federal funds by bank wire may charge for the service. Presently the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

      Boston banks are closed on certain holidays although the Exchange may be open. These holidays include: Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Fund.

Share Price

      Purchases will be filled without sales charge at the net asset value (per Share for Value Fund) next computed after receipt of the application in good order. Net asset value normally will be computed as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to the Large Company Value Fund and the Scudder Shares' Transfer Agent in Boston by the close of regular trading on the Exchange.

Share Certificates


      Due to the desire of Trust management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. With respect to Large Company Value Fund, formerly known as Capital Growth Fund, share certificates now in a shareholder's possession may be sent to the Large Company Value Fund's transfer agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.


Other Information

      The Funds have authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for the Funds' shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at the respective Fund's or Scudder Share's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

      The Tax Identification Number section of the Funds' application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt investors, certification of exempt status) may be returned to the investor if a certified tax identification number and certain other required certificates are not supplied.

      The Trust may issue shares of either Fund at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS


  (See "Exchanges and Redemptions" and "Transaction Information" in each Fund's respective prospectus.)


Exchanges

      Exchanges are comprised of a redemption from one Scudder fund or from the Scudder Shares and a purchase into another Scudder fund or Scudder Shares class. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction Information -- Signature guarantees" in the Funds' prospectuses.

      Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

      Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund at current net asset value through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

      There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

      Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trust does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trust will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

      The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-225-5163.

      Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

      Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may request to have the proceeds mailed or wired to their pre-designated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

      (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

      (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

      Telephone redemption is not available with respect to shares represented by share certificates for Large Company Value Fund, formerly known as Scudder Capital Growth Fund, or shares held in certain retirement accounts for both Funds.

      If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

      Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

      Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

      Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By QuickSell


      Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of a Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

      In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which redemption proceeds will be credited . New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders that wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.


      Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax


      Any existing share certificates for Large Company Value Fund, formerly known as Scudder Capital Growth Fund, representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature guaranteed, as explained in each Fund's prospectus in "About Your Investment - Signature guarantees"..


      In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not limited to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

      It is suggested that shareholders holding certificated shares or shares registered in other than individual names contact the Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within five business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

      The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-225-5163.

Redemption-in-Kind

      The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

Other Information


      Clients, officers or employees of the Adviser or of an affiliated organization, and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct redemption requests to the Trust through Scudder Investor Services, Inc. at Two International Place, Boston, Massachusetts 02110-4103 by letter, fax, TWX, or telephone. A two-part confirmation will be mailed out promptly after receipt of the request. A written request in good order as described above and any certificates with a proper original signature guarantee(s), as described in the Funds' prospectuses under "Transaction information -- Signature guarantees", should be sent with a copy of the invoice to Scudder Service Corporation, Confirmed Processing Department, Two International Place, Boston, Massachusetts 02110-4103. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. The Trust shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse a Fund or the principal underwriter for the loss incurred. Net losses on such transactions , which are not recovered from the shareholder, will be absorbed by the principal underwriter. Any net gains so resulting will accrue to a Fund. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.


      If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Funds do not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

      Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

      The Trust's Declaration of Trust provides that the determination of net asset value may be suspended and a shareholder's right to redeem shares and to receive payments may be suspended at times during which a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) a governmental body having jurisdiction over the Trust may, by order, permit such a suspension for the protection of a Fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in
(b), (c) or (d) exist.


           FEATURES AND SERVICES OFFERED BY THE FUNDS (See "Investment Products and Services" in each Fund's respective prospectus)

 The No-Load Concept

      Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.


      Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

      A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.


      A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

      Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.


      The following chart shows the potential long-term advantage of investing $10,000 in a Scudder Family of Funds pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.

================================================================================
                     Scudder                                     No-Load Fund
     Years        Pure No-Load(TM) 8.50% Load   Load Fund with    with 0.25%
                      Fund            Fund      0.75% 12b-1 Fee   12b-1 Fee
--------------------------------------------------------------------------------

       10            $25,937        $23,733         $24,222        $25,354
--------------------------------------------------------------------------------

       15            41,772          38,222         37,698          40,371
--------------------------------------------------------------------------------

       20            67,275          61,557         58,672          64,282
================================================================================


      Investors are encouraged to review the fee tables on page 5 of each Fund's respective prospectus for more specific information about the rates at which management fees and other expenses are assessed.


Internet access

World Wide Web Site -- The address of the Scudder Funds site is http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.


      The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both the Adviser and Lipper Analytical Services, Inc. is available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

      The Adviser has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

Account Access -- The Adviser is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

      The Adviser's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders that have set up a Personal Page on the Adviser's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.


      An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

      A Call Me(TM) feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call Me(TM) feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.

Dividends and Capital Gains Distribution Options


      Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of Large Company Value Fund and Scudder Shares. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders also may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a Fund.


      Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

      Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Diversification

      Your investment in each Fund represents an interest in a large, diversified portfolio of carefully selected securities. Diversification may protect you against the possible risks associated with concentrating in fewer securities.

Scudder Investor Centers


      Investors may visit any of the Investor Centers maintained by the Distributor listed in each Fund's respective Prospectus. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "Purchases" or "Exchanges and Redemptions" in the prospectuses.


Reports to Shareholders


      Each Fund issues to its shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. Each distribution will be accompanied by a brief explanation of the source of the distribution.


Transaction Summaries

      Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS


 (See "Investment Products and Services" in each Fund's respective prospectus.)


      The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow.

MONEY MARKET

      Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and, consistent therewith, to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

      Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

      Scudder Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

      Scudder Government Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

TAX FREE MONEY MARKET

      Scudder Tax Free Money Fund ("STFMF") seeks to provide income exempt from regular federal income tax and stability of principal through investments primarily in municipal securities. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in extreme circumstances this may not be possible.

      Scudder Tax Free Money Market Series seeks to provide investors with as high a level of current income that cannot be subjected to federal income tax by reason of federal law as is consistent with its investment policies and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

      Scudder California Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share while providing California taxpayers income exempt from both California State personal and regular federal income taxes. The Fund is a professionally managed portfolio of high quality, short-term California municipal securities. There can be no assurance that the stable net asset value will be maintained.


      Scudder New York Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, while providing New York taxpayers income exempt from New York State and New York City personal income taxes and regular federal income tax. There can be no assurance that the stable net asset value will be maintained.


TAX FREE

      Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

      Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund will invest primarily in high-grade, intermediate-term bonds.

      Scudder Managed Municipal Bonds seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

----------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

      Scudder High Yield Tax Free Fund seeks to provide a high level of interest income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

      Scudder California Tax Free Fund* seeks to provide California taxpayers with income exempt from both California State personal income and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of California municipal securities.

      Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide Massachusetts taxpayers with as high a level of income exempt from Massachusetts personal income tax and regular federal income tax, as is consistent with a high degree of price stability, through a professionally managed portfolio consisting primarily of investment-grade municipal securities.

      Scudder Massachusetts Tax Free Fund* seeks to provide Massachusetts taxpayers with income exempt from both Massachusetts personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

      Scudder New York Tax Free Fund* seeks to provide New York taxpayers with income exempt from New York State and New York City personal income taxes and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of New York municipal securities.

      Scudder Ohio Tax Free Fund* seeks to provide Ohio taxpayers with income exempt from both Ohio personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

      Scudder Pennsylvania Tax Free Fund* seeks to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

U.S. INCOME

      Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality short-term bonds.

      Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk.

      Scudder GNMA Fund seeks to provide high current income primarily from U.S. Government guaranteed mortgage-backed (Ginnie Mae) securities.

      Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds.

      Scudder Corporate Bond Fund seeks a high level of current income through investment primarily in investment-grade corporate debt securities.

      Scudder High Yield Bond Fund seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

GLOBAL INCOME

      Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

----------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

      Scudder International Bond Fund seeks to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

      Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

ASSET ALLOCATION

      Scudder Pathway Series: Conservative Portfolio seeks primarily current income and secondarily long-term growth of capital. In pursuing these objectives, the Portfolio, under normal market conditions, will invest substantially in a select mix of Scudder bond mutual funds, but will have some exposure to Scudder equity mutual funds.

      Scudder Pathway Series: Balanced Portfolio seeks to provide investors with a balance of growth and income by investing in a select mix of Scudder money market, bond and equity mutual funds.

      Scudder Pathway Series: Growth Portfolio seeks to provide investors with long-term growth of capital. In pursuing this objective, the Portfolio will, under normal market conditions, invest predominantly in a select mix of Scudder equity mutual funds designed to provide long-term growth.

      Scudder Pathway Series: International Portfolio seeks maximum total return for investors. Total return consists of any capital appreciation plus dividend income and interest. To achieve this objective, the Portfolio invests in a select mix of established international and global Scudder funds.

U.S. GROWTH AND INCOME

      Scudder Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. The Fund also seeks long-term preservation of capital through a quality-oriented approach that is designed to reduce risk.

      Scudder Dividend & Growth Fund seeks high current income and long-term growth of capital through investment in income paying equity securities.

      Scudder Growth and Income Fund seeks long-term growth of capital, current income, and growth of income.

      Scudder S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

      Scudder Real Estate Investment Fund seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry.

U.S. GROWTH

   Value

      Scudder Large Company Value Fund seeks to maximize long-term capital appreciation through a value-driven investment program.

      Scudder Value Fund** seeks long-term growth of capital through investment in undervalued equity securities.

      Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

----------
**    Only the Scudder Shares are part of the Scudder Family of Funds.

      Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-capitalization ("micro-cap") common stocks.

   Growth

      Scudder Classic Growth Fund** seeks to provide long-term growth of capital with reduced share price volatility compared to other growth mutual funds.


      Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.


      Scudder Development Fund seeks long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth.

      Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century.

GLOBAL EQUITY

   Worldwide

      Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

      Scudder International Value Fund seeks long-term capital appreciation through investment primarily in undervalued foreign equity securities.

      Scudder International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities.

      Scudder International Fund*** seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.

      Scudder International Growth Fund seeks long-term capital appreciation through investment primarily in the equity securities of foreign companies with high growth potential.

      Scudder Global Discovery Fund** seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

      Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

      Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

   Regional

      Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

      Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

      Scudder Latin America Fund seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.

----------
***   Only the International Shares are part of the Scudder Family of Funds.

      The Japan Fund, Inc. seeks long-term capital appreciation by investing primarily in equity securities (including American Depository Receipts) of Japanese companies.

INDUSTRY SECTOR FUNDS

   Choice Series

      Scudder Financial Services Fund seeks long-term growth of capital primarily through investment in equity securities of financial services companies.

      Scudder Health Care Fund seeks long-term growth of capital primarily through investment in securities of companies that are engaged in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems.

      Scudder Technology Fund seeks long-term growth of capital primarily through investment in securities of companies engaged in the development, production or distribution of technology-related products or services.

SCUDDER PREFERRED SERIES

      Scudder Tax Managed Growth Fund seeks long-term growth of capital on an after-tax basis by investing primarily in established, medium- to large-sized U.S. companies with leading competitive positions.

      Scudder Tax Managed Small Company Fund seeks long-term growth of capital on an after-tax basis through investment primarily in undervalued stocks of small U.S. companies.

      The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

      The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; and easy telephone exchanges into other Scudder funds. Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-225-5163.

                              SPECIAL PLAN ACCOUNTS


        (See "Transaction Information," "Purchases," and "Exchanges and
               Redemptions" in each Fund's respective prospectus.)

Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

      Shares of each Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Funds' distributor depending on the provisions of the relevant plan or IRA.


      None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals


      Shares of the Large Company Value Fund and Scudder Shares of Value Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.


Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals


      Shares of the Large Company Value Fund and Scudder Shares of Value Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.


Scudder IRA:  Individual Retirement Account


      Shares of the Large Company Value Fund and Scudder Shares of Value Fund may be purchased as the underlying investment for an Individual Retirement Account that meets the requirements of Section 408(a) of the Internal Revenue Code.

      A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

      An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.


      The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

-------------------------------------------------------------------------
     Starting                      Annual Rate of Return
      Age of       ------------------------------------------------------
  Contributions           5%                10%               15%
-------------------------------------------------------------------------
        25            $253,680          $973,704        $4,091,908
        35             139,522           361,887           999,914
        45              69,439           126,005           235,620
        55              26,414            35,062            46,699

      This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                   Age 65 Assuming $1,380 Annual Contributions
                 (post tax, $2,000 pretax) and a 31% Tax Bracket

-------------------------------------------------------------------------
     Starting                      Annual Rate of Return
      Age of       ------------------------------------------------------
  Contributions           5%                10%               15%
-------------------------------------------------------------------------
        25            $119,318          $287,021          $741,431
        35              73,094           136,868           267,697
        45              40,166            59,821            90,764
        55              16,709            20,286            24,681

Scudder Roth IRA:  Individual Retirement Account

      Shares of the Large Company Value Fund and Scudder Shares of Value Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.


      All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

      An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.


Scudder 403(b) Plan


      Shares of the Large Company Value Fund and Scudder Shares of Value Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.


Automatic Withdrawal Plan

      Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in each Fund's respective Prospectus. Any such requests must be received by each Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.


      An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan


      An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor , which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

      The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.


Automatic Investment Plan

      Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

      The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act


      Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

      The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


         (See "DISTRIBUTIONS - Dividends and Capital Gains Distributions and Taxes" in each Fund's respective prospectus.)


      Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. If it appears to be in the best interest of a Fund and its shareholders, a Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes which shareholders may then claim as a credit on their returns. (See "TAXES.") If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. (See "TAXES.") In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

      The Funds intend to declare in December any net realized capital gains resulting from its investment activity and any dividend from investment company taxable income. The Funds intend to distribute the December dividends and capital gains either in December or in the following January. Any dividends or capital gains distributions declared in October, November, or December with a record date in that month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent.

                             PERFORMANCE INFORMATION


  (See "FUND SUMMARY - Past Performance" in each Fund's respective Prospectus)

      From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Effective April 16, 1998, Value Fund was divided into four classes of shares. Shares of Value Fund outstanding on that date were redesignated Scudder Shares of the Fund. The performance information set forth below for periods prior to April 16, 1998 reflects the performance of Value Fund prior to such redesignation. Performance information for Value Fund for periods subsequent to April 16, 1998 reflects the performance of the Scudder Shares of Value Fund. These performance figures are calculated separately for each class of shares of Value Fund in the following manner:


Average Annual Total Return

      Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Funds' shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

      Where:

             T     =     Average Annual Total Return
             P     =     a hypothetical initial investment of  $10,000
             n     =     number of years
             ERV   =     ending redeemable value:  ERV is the value, at the end
                         of the applicable period, of a hypothetical $10,000 investment made at the beginning of the applicable period.

        Average Annual Total Return for the periods ended September 30,  1998

                            One year       Five years         Ten years
                            --------       ----------         ---------

Large Company Value Fund     -4.54%          12.97%            14.21%

                            One year       Five years     Life of Fund (1)
                            --------       ----------     ----------------

  Value Fund*@               -2.08%          16.08%            16.01%


      (1) For the period beginning December 31, 1992 (commencement of operations).

      * The Adviser maintained Fund expenses for the period December 31, 1992 through September 30, 1993, for the three fiscal years ended September 30, 1996 and until July 31, 1997 of the fiscal year ended September 30, 1997. The Average Annual Total Return for one year, five years and for the life of the Fund, had the Adviser not maintained Fund expenses, would have been lower.


      @ On April 16, 1998, Value Fund adopted its present name. Prior to that date the Fund comprised a single class of shares and was known as Scudder Value Fund. Performance information provided is for the Fund's Scudder Shares class.


      As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for a Fund or class will vary based on changes in market conditions and the level of a Fund's and class' expenses.

      In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return


      Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $10,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Funds' shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):


                                    C = (ERV/P) - 1

            Where:

             C     =     Cumulative Total Return

             P     =     a hypothetical initial investment of  $10,000
             ERV   =     ending redeemable value: ERV is the value, at the end
                         of the applicable period, of a hypothetical $10,000 investment made at the beginning of the applicable period.

          Cumulative Total Return for the periods ended September 30,  1998

                             One year      Five years         Ten years
                             --------      ----------         ---------

Large Company Value Fund      -4.54%         83.99%            277.62%

                             One year      Five years     Life of Fund(1)
                             --------      ----------     ---------------

  Value Fund*@                -2.08%        110.72%            134.95%


      (1) For the period beginning December 31, 1992 (commencement of operations).

      * The Adviser maintained Fund expenses for the period December 31, 1992 through September 30, 1993 and for the three fiscal years ended September 30, 1996 and until July 31, 1997 of the fiscal year ended September 30, 1997. The Cumulative Total Return for one year, five years and for the life of the Fund, had the Adviser not maintained Fund expenses, would have been lower.


      @ On April 16, 1998, Value Fund adopted its present name. Prior to that date the Fund comprised a single class of shares and was known as Scudder Value Fund. Performance information provided is for the Fund's Scudder Shares class.

Total Return

      Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

      From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of a Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Funds' and classes' performance data.

Comparison of Fund Performance

      A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.


      In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, S&P 500, the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, the Wilshire Real Estate Securities Index and statistics published by the Small Business Administration.

      From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

      From time to time, in marketing and other Fund literature, Trustees and officers of the Trust, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

      Each Fund may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.


      Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

      Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares each Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.


      Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.


      A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

      Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

      Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund. Sources for Fund performance information and articles about the Funds include the following:


American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.


Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.


Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.


Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.


Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.


Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.


IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."


Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.


Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.


Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.


The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, which includes mutual fund performance data and recommendations for the mutual fund investor.


No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.


Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.


SmartMoney, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.


Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.


Worth, a national publication issued 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                            ORGANIZATION OF THE FUNDS


       (See "Investment Adviser" in each Fund's respective prospectus.) The Funds are separate series of Value Equity Trust. Value Equity Trust, formerly Scudder Equity Trust, is a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees have the authority to issue additional series of shares. If more than one series of shares were issued and a series were unable to meet its obligations, the remaining series might have to assume the unsatisfied obligations of that series.

      Each Fund's activities are supervised by the Trust's Board of Trustees. The Trust has adopted a plan pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit the Trust to establish a multiple class distribution system. All shares of Scudder Large Company Value Fund are of one class and have equal rights as to voting, dividends and liquidation. All shares of Value Fund have been subdivided into four classes: Scudder Shares and Class A, B and C shares. The Trustees have authorized the division of the Value Fund into share classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in each Fund's respective prospectus.

       Under the Plan, shares of each class represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that (1) each class shall have a different designation, (2) each class of shares shall bear its own "class expenses"; (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates to its administrative services, shareholder services or distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class; (5) each class may have separate and distinct exchange privileges; (6) each class may have different conversion features, and (7) each class may have separate account size requirements. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registrations fees.

      Each share of each class of a Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of each Fund shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more classes of a Fund, in which case only the shareholders of such class or classes of that Fund shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to a Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Fund's Declaration of Trust. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


      Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Fund's Board of Trustees. In the event of the liquidation or dissolution of the Fund, shares of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not attributable to a Fund that are available for distribution.

      The Trustees, in their discretion, may authorize the division of shares of a Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.


      Currently, the assets of Value Equity Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of Value Equity Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of Value Equity Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of Value Equity Trust, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.


      The Trust's predecessor was organized in 1966 as a Delaware corporation under the name "Scudder Duo-Vest Inc." as a closed-end, diversified dual-purpose investment company. Effective April 1, 1982, its original dual-purpose nature was terminated and it became an open-end investment company with only one class of shares outstanding. At a Special Meeting of Shareholders held May 18, 1982, the shareholders voted to amend the investment objective to seek to maximize long-term growth of capital and to change the name of the corporation to "Scudder Capital Growth Fund, Inc." ("SCGF, Inc."). The fiscal year end of SCGF, Inc. was changed from March 31 to September 30 by action of its Directors on May 18, 1982. Effective as of September 30, 1982, Scudder Special Fund, Inc. was merged into SCGF, Inc. In October 1985, the Fund's form of organization was changed to a Massachusetts business trust upon approval of the shareholders.


      Shares of Value Equity Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.


      The Trust has a Declaration of Trust which provides that obligations of a Fund are not binding upon the Trustees individually but only upon the property of that Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Fund involved will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund involved. Nothing in the Declaration of Trust, however, protects or indemnifies a Trustee or officer against any liability to which that person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person's office.

      No series of the Trust shall be liable for the obligations of any other series.

                               INVESTMENT ADVISER


        (See "Investment Adviser" in each Fund's respective prospectus.)


      Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc.

      Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


      The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Value Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Global/International Fund, Inc., Scudder Global High Income Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc. and The Japan Fund, Inc. Some of the foregoing companies or trusts have two or more series.


      The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $13 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds.


      Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

      The Adviser maintains a large research department, which conducts ongoing studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for a

Fund and other clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

      Certain investments may be appropriate for more than one Fund and also for other clients advised by the Adviser. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of the most favorable net results to a Fund.


      The transaction between Scudder and Zurich resulted in the assignment of the Funds' investment management agreements with Scudder, these agreements were deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, new investment management agreements between the Funds and the Adviser were approved by the Trust's Trustees. At the special meetings of each Fund's shareholders held on October 27, 1997, the shareholders also approved proposed the new investment management agreements. The new investment management agreements (the "Agreements") became effective as of December 31, 1997. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Adviser) and the financial services businesses of B.A.T Industries p.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

      Upon consummation of this transaction, the Funds' existing investment management agreements with the Adviser were deemed to have been assigned and, therefore, terminated. The Board approved new investment management agreements with the Adviser, which are substantially identical to the investment management agreements dated December 31, 1997, except for the dates of execution and termination and the addition of breakpoints in the fee structures of each Fund. These agreements became effective on September 7, 1998 and were approved at a special shareholder meeting held on December 15, 1998 for Scudder Large Company Value Fund and on December 17, 1998 for Value Fund.

      The Agreements dated September 7, 1998 were approved by the Trustees on August 6, 1998 and amended on September 15, 1998. The Agreements will continue in effect until September 30, 1999 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Funds. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' notice and automatically terminates in the event of its assignment.


      Under each Agreement, the Adviser regularly provides a Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased for the portfolio of that Fund, which portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Declaration of Trust and By-Laws, of the 1940 Act and the Code, and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Trustees may from time to time establish. The Adviser also advises and assists the officers of a Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of a Fund.

      The Adviser renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budget; processing the payment of the Funds' bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Funds in the conduct of its business, subject to the direction and control of the Trustees.

      The Adviser pays the compensation and expenses (except those for attending Board and Committee meetings outside New York, New York or Boston, Massachusetts) of all Trustees, officers and executive employees of the Trust affiliated with the Adviser and makes available, without expense to the Funds, the services of the Adviser's directors, officers, and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's office space and facilities and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work.


      For the Adviser's services, Large Company Value Fund pays the Adviser a fee equal to 0.75 of 1% on the first $500 million of average daily net assets;
0.65 of 1% on the next $500 million of such assets; 0.60 of 1% on the next $500 million of such assets, 0.55 of 1% on the next $500 million of such assets and
0.50 of 1% of such net assets in excess of $ 2 billion, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

      For the fiscal years ended September 30, 1996, 1997 and 1998, Large Company Value Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $10,505,409, $12,187,280 and $14,296,878, respectively.

      For the Adviser's services, Value Fund pays the Adviser an annual fee equal to 0.70 of 1% on the first $500 million of average daily net assets and
0.65 of 1% of such net assets in excess of $500 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Adviser voluntarily agreed to waive management fees or reimburse the Fund to the extent necessary so that the total annualized expenses of the Fund did not exceed 1.25% of the average daily net assets from December 31, 1997 until July 31, 1997. For the fiscal years ended September 30, 1996 and 1997, the Adviser did not impose a portion of its management fees amounting to $43,951and $59,309 , respectively, and the amounts imposed amounted to $508,822 and $1,073,855, respectively. The net investment advisory fee for the fiscal year ended September 30, 1998 was $3,214,035, of which $338,473 was unpaid at September 30, 1998.


      The Adviser retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease the Fund's expenses and improve its performance.

      Under each Agreement a Fund is responsible for all of its other expenses including broker's commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses including clerical expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; fees and expenses incurred in connection with membership in investment company organizations; the fees and expenses of the Trustees, officers and employees of the Fund who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Trust may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Funds. The Funds are also responsible for expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. Each Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of any Fund for portfolio pricing services, if any.

      The Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

      In reviewing the terms of each Agreement and in discussions with the Adviser concerning each Agreement, Trustees who are not "interested persons" of the Trust are represented by independent counsel at the Funds' expense.

      Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which each Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreements.

      Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

      The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

      None of the officers or Trustees of the Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of a Fund.

Personal Investments by Employees of the Adviser

      Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS


                                                                                               Position with
                                                                                               Underwriter,
                                      Position              Principal                          Scudder Investor
Name and Address                      with Trust            Occupation**                       Services, Inc.
----------------                      ----------            ------------                       --------------
Daniel Pierce (64)*#+                 President and         Managing Director of Scudder       Vice President and
                                      Trustee               Kemper Investments, Inc.           Assistant Treasurer

Paul Bancroft III (68)                Trustee               Venture Capitalist and             --
79 Pine Lane                                                Consultant; Retired President,
Box 6639                                                    Chief Executive Officer and
Snowmass Village, CO 81615                                  Director,  Bessemer Securities
                                                            Corporation

Sheryle J. Bolton (52)                Trustee               Chief Executive Officer and        --
Scientific Learning Corporation                             Director, Scientific Learning
1995 University Ave                                         Corporation, Former President
Suite 400                                                   and Chief Operating Officer,
San Francisco, CA 94704                                     Physicians Online, Inc.
                                                            (electronic transmission of
                                                            clinical information for
                                                            physicians (1994-1995); Member,
                                                            Senior Management Team,
                                                            Rockefeller & Co. (1990-1993)

                                                                                               Position with
                                                                                               Underwriter,
                                      Position              Principal                          Scudder Investor
Name and Address                      with Trust            Occupation**                       Services, Inc.
----------------                      ----------            ------------                       --------------
William T. Burgin (55)                Trustee               General Partner, Bessemer          --
83 Walnut Street                                            Venture Partners; General
Wellesley, MA 02481-2101                                    Partner, Deer & Company;
                                                            Director, James River Corp.;
                                                            Director Galile Corp., Director
                                                            of various privately held
                                                            companies

Keith R. Fox (44)                     Trustee               Private Equity Investor, Exeter    --
Exeter Capital Management                                   Capital Management Corporation
Corporation
10 East 53rd Street
New York, NY 10022

William H. Luers (69)                 Trustee               President, The Metropolitan
The Metropolitan Museum of Art                              Museum of Art (1986 to present)
1000 Fifth Avenue
New York, NY 10028

Kathryn L. Quirk (45)*#++             Trustee, Vice         Managing Director of Scudder       Senior Vice
                                      President and         Kemper Investments, Inc.           President, Chief Legal
                                      Assistant Secretary                                      Officer and Assistant
                                                                                               Clerk

Joan E. Spero (54)                    Trustee               President, The Doris Duke          --
Doris Duke Charitable Foundation                            Charitable Foundation (1997 to
650 Fifth Avenue - 19th Floor                               present), Undersecretary of
New York, NY 10019                                          State for Economic, Business and
                                                            Agricultural Affairs, (1993-1997)

Thomas J. Devine (71)                 Honorary Trustee      Consultant                         --
450 Park Avenue
New York, NY 10022

Wilson Nolen (71)                     Honorary Trustee      Consultant, June 1989 to
1120 Fifth Avenue                                           present, Corporate Vice
New York, NY 10128-0144                                     President of Becton, Dickinson &
                                                            Company (manufacturer of medical
                                                            and scientific products),
                                                            from 1973 to June 1989

Robert G. Stone, Jr. (75)             Honorary Trustee      Chairman Emeritus and Director,    --
405 Lexington Avenue                                        Kirby Corporation (inland and
39th Floor                                                  offshore marine transportation
New York, NY  10174                                         and diesel  repairs)

Donald E. Hall (46)@                  Vice President        Managing Director of Scudder       --
                                                            Kemper Investments, Inc.

                                                                                               Position with
                                                                                               Underwriter,
                                      Position              Principal                          Scudder Investor
Name and Address                      with Trust            Occupation**                       Services, Inc.
----------------                      ----------            ------------                       --------------
Thomas W. Joseph (58)+                Vice President        Senior Vice President of Scudder   Vice President,
                                                            Kemper Investments, Inc.           Treasurer and Assistant
                                                                                               Clerk

Ann M. McCreary( 48)++                Vice President        Managing Director of Scudder       --
                                                            Kemper Investments, Inc.

Kathleen T. Millard (37)++            Vice President        Managing Director of Scudder       --
                                                            Kemper Investments, Inc.

Thomas F. McDonough (52)+             Vice President and    Senior Vice President of Scudder   Clerk
                                      Secretary             Kemper Investments, Inc.

John R.  Hebble (40)+                 Treasurer             Senior Vice President of Scudder   --
                                                            Kemper Investments, Inc.

Caroline Pearson (36)+                Assistant Secretary   Senior Vice President of Scudder   --
                                                            Kemper Investments, Inc.;
                                                            Associate,  Dechert Price &
                                                            Rhoades (law firm) 1989 - 1997


* Mr. Pierce and Ms. Quirk are considered by the Trust and its counsel to be persons who are "interested persons" of the Adviser or of the Trust (within the meaning of the 1940 Act).
** Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
# Mr. Pierce and Ms. Quirk are members of the Executive Committee, which may exercise all of the powers of the Trustees when they are not in session.
+     Address: Two International Place, Boston, Massachusetts
++    Address: 345 Park Avenue, New York, New York
@     Address: 333 South Hope Street, Los Angeles, California

      As of December 31, 1998, all Trustees and officers of the Trust as a group owned beneficially (as that term is defined in Section 13(d) under the Securities and Exchange Act of 1934) 1,047,364 shares, or 1.22% of the shares of Large Company Value Fund.

      As of December 31, 1998, all Trustees and officers of the Trust as a group owned beneficially (as that term is defined in Section 13(d) under the Securities and Exchange Act of 1934) 383,453 shares, or 1.68% of the shares of the Scudder Shares of Value Fund.

      As of December 31, 1998, 2,521,367 shares in the aggregate, 11.07% of the outstanding shares of Scudder Value Fund were held in the name of Charles, Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

      To the best of the Trust's knowledge, as of December 31, 1998, no person owned beneficially more than 5% of a Fund's or a Class' outstanding shares, except as stated above.


      The Trustees and officers of the Trust also serve in similar capacities with respect to other Scudder funds.

                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

      The Board of Trustees is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with the Adviser. These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

      The Board of Trustees meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Independent Trustees.

      All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects each Fund's independent public accountants and reviews accounting policies and controls.

Compensation of Officers and Trustees


      The Independent Trustees receive the following compensation from each Fund of Value Equity Trust: an annual trustee's fee of $3,500; a fee of $325 for attendance at each board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between the Trust on behalf of each Fund and the Adviser or any affiliate of the Adviser; $100 for all other committee meetings and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustees' educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation. or other activities.

      The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1998 from the Trust and from all of Scudder funds as a group.

                                          Value Equity Trust*                        All Scudder Funds
                                          -------------------                        -----------------

                                      Paid by             Paid by          Paid by                Paid by
       Name                          the Trust         the Adviser(1)      the Funds           the Adviser(1)
       ----                          ---------         --------------      ---------           --------------
       Paul Bancroft III,             $14,750             $850           $174,200 (23       $ 8,925 (23 funds)
       Trustee                                                                funds)

       Sheryle J. Bolton,             $14,750            $0.00           $149,050 (23         $0.00 (23 funds)
       Trustee**                                                              funds)

       William T. Burgin,             $14,750             $850           $150,950 (23        $8,925 (23 funds)
       Trustee                                                                funds)

       Thomas J. Devine,              $16,650             $850           $178,000 (24        $8,925 (24 funds)
       Honorary Trustee+                                                      funds)

       Keith R. Fox, Trustee          $17,150             $850           $172,350 (21        $8,925 (21 funds)
                                                                              funds)

                                          Value Equity Trust*                        All Scudder Funds
                                          -------------------                        -----------------

                                      Paid by             Paid by          Paid by                Paid by
       Name                          the Trust         the Adviser(1)      the Funds           the Adviser(1)
       ----                          ---------         --------------      ---------           --------------
       William H. Luers,              $13,250             $850           $157,050 (24        $8,925 (24 funds)
       Trustee**                                                              funds)

       Wilson Nolen,                  $14,750             $850           $189,075 (24        $6,375 (24 funds)
       Honorary Trustee+                                                      funds)

       Joan E. Spero,***               $2,685            $0.00           $29,736 (21          $0.00 (21 funds)
       Trustee                                                                funds)

       Robert G. Stone, Jr              $0.00            $0.00            $8,000# (1          $0.00 (1 fund)
       Honorary Trustee                                                        fund)


(1) The Adviser paid the compensation to the Trustees for meetings associated with the Adviser's alliance with Zurich Insurance Company. See "Investment Adviser" for additional information.
* Value Equity Trust consists of two funds: Scudder Large Company Value Fund and Value Fund.
**    Elected as Trustee of the Trust in October 1997.
***   Elected as Trustee of the Trust in September 1998.

+ Elected as an Honorary Trustee in December 1998, after serving as a Trustee.
#     Includes pension or retirement benefits received as Director of The Japan
      Fund.

      Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.


                                   DISTRIBUTOR


      The Trust, on behalf of each Fund, has an underwriting agreement pertaining to Large Company Value Fund and the Scudder Shares of Value Fund with Scudder Investor Services, Inc. Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser. This underwriting agreement dated September 7, 1998 will remain in effect until September 30, 1999 and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Trust. The underwriting agreement was last approved by the Trustees on August 8, 1998.


      Under the principal underwriting agreement, the Trust is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Trust's registration statement and prospectuses and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust or a Fund as a broker/dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of a Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issuance taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both a Fund and the Distributor.

      The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of a Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Funds to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of the Fund's shares.

      Note: Although Large Company Value Fund and the Scudder Shares of Value Fund currently have no 12b-1 Plan and shareholder approval would be required in order to adopt such plans, the underwriting agreement provides that a Fund will also pay those fees and expenses permitted to be paid or assumed by a Fund pursuant to a 12b-1 Plan, if any, adopted by a Fund, notwithstanding any other provision to the contrary in the underwriting agreement and a Fund or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

      As agent, the Distributor currently offers shares of a Fund on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of a Fund.

                                      TAXES



      (See "DISTRIBUTIONS - Dividends and Capital Gains Distributions and Taxes" in each Fund's respective prospectus.) Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute and has qualified as such from its inception. Each Fund intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision of management or investment practices or policies.


      A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain in excess of net long-term capital loss) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

      Investment company taxable income generally is made up of dividends, interest, and net short-term capital gains in excess of net long-term capital losses, less expenses. Net capital gains (the excess of net long-term capital gain over net short-term capital loss) are computed by taking into account any capital loss carryforward of a Fund. Presently, each Fund has no capital loss carryforward.

      Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions at least equal to the sum of 98% of a Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses as prescribed in the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Distributions of investment company taxable income are taxable to shareholders as ordinary income.


      Dividends from domestic corporations are expected to comprise a substantial part of each Fund's gross income. To the extent that such dividends constitute a portion of each Fund's gross income, a portion of the income distributions of a Fund may be eligible for the dividends received deduction for corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend..


      Properly designated distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as long-term capital gain distributions during such six-month period.


      If any net capital gains are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, each Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by a Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between the shareholder's pro-rata share of such gains and the shareholder's tax credit. However, retention of such gains by a Fund may cause the Fund to be liable for an excise tax on all or a portion of those gains.

      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


      All distributions of investment company taxable income and net realized capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

      An individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,250 to IRAs for an individual and his or her non-earning spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, contributions may be made to a spousal IRA even if the spouse has earnings in a given year, if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

      Distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

      If a Fund invests in stock of certain foreign investment companies, that Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.


      A Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, a Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. Any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income , which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, a Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.


      Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e. long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option, and in the case of the exercise of a put option, on a Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

      If a Fund writes a covered call option on portfolio stock, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

      Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by a Fund.

      Many or all futures and forward contracts entered into by a Fund and many or all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on foreign currencies and options on securities indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last day of the Funds' fiscal year (as well as on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were sold at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options, and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the relevant Fund's portfolio.

      Positions of a Fund which consist of at least one position not governed by
Section 1256 and at least one futures or forward contract or non-equity option or other position governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position may be treated as a "mixed straddle." Mixed straddles are subject to the straddle rules of Section 1092 of the Code and may result in the deferral of losses if the non-Section 1256 position is in an unrealized gain at the end of a reporting period.


      Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.


      Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

      A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level. In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      Income received by a Fund from sources within a foreign country may be subject to foreign and other withholding taxes imposed by that country.

      Each Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.


      Shareholders may be subject to state and local taxes on distributions received from a Fund and on redemptions of each Fund's shares. A brief explanation of the form and character of the distribution accompany each distribution. By January 31 of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.


      The Trust is organized as a Massachusetts business trust. Neither the Trust nor a Fund is expected to be liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund qualifies as a regulated investment company under the Code.

      The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

      Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions


      The Adviser supervises allocation of brokerage.


      The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

      The Adviser generally places the Funds' purchases and sales of fixed-income securities with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.


      When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. With respect to Large Company Value Fund, the Adviser will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In selecting among firms believed to meet the criteria for handling a particular transaction for Value Fund, however, the Adviser may give consideration to those firms that have sold or are selling shares of Value Fund or other funds managed by the Adviser. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

      To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker-dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Funds for this service.


      Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than a Fund, and the Adviser in connection with a Fund uses not all such information. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

      The Trustees of the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

      In the fiscal years ended September 30, 1996, 1997 and 1998, Large Company Value Fund paid brokerage commissions of $5,768,334, $2,188,295 and $1,318,544 respectively. For the fiscal year ended September 30, 1998, $1,260,550 , (95.60% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Adviser. The total amount of brokerage transactions aggregated $977,798,986 of which $874,809,855 (89.47% of all brokerage transactions) were transactions which included research commissions.

      For the fiscal years ended September 30, 1996, 1997 and 1998, Value Fund paid brokerage commissions of $181,652, $273,545 and $354,337,, respectively. For the fiscal year ended September 30, 1998, the $344,034 (97.09% of the total brokerage commissions paid) resulted from orders placed consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Adviser. The total amount of brokerage transactions aggregated $352,379,408, of which $316,618,010 (89.85% of all brokerage transactions) were transactions which included research commissions. The Trustees review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable. To date no such recapture has been effected.


Portfolio Turnover

      Large Company Value Fund's average annual portfolio turnover rate, i.e. the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less), for the fiscal years ended September 30, 1996, 1997 and 1998 was 150.7%, 43.02% and 39.5%, respectively. For the fiscal years ended September 30, 1996, 1997 and 1998, Value Fund had an annualized portfolio turnover rate of 90.8%, 47.4%and 47.0%, respectively. Higher levels of activity by the Funds result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Funds' shareholders. Purchases and sales are made for a Fund whenever necessary, in management's opinion, to meet the Funds' objectives.


                                 NET ASSET VALUE


      The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. With respect to Large Company Value Fund, net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value per share of each class of the Value Fund is computed by dividing the value of the total assets attributable to a specific class, less all liabilities attributable to that class, by the total number of outstanding shares of that class.

      An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security is valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation, the security is valued at the most recent bid quotation as of the Value Time.

      Debt securities, other than money market instruments, are valued at prices supplied by the Fund's pricing agent(s), which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued by the amortized cost , which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.


      An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

      If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.


      If, in the opinion of the Trust's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner that, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

      Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts


      The Financial Highlights of each Fund included in each Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP merged to become PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of each Fund in accordance with generally accepted auditing standards and the preparation of federal tax returns.


Shareholder Indemnification

      The Trust is an organization of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with a Fund's property or the acts, obligations or affairs of a Fund. The Declaration of Trust also provides for indemnification out of a Fund's property of any shareholder of a Fund held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Other Information

      Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in regular reports to shareholders of a Fund. These transactions will reflect investment decisions made by the Adviser in light of the objectives and policies of a Fund, and other factors, such as its other portfolio holdings and tax considerations should not be construed as recommendations for similar action by other investors.


      The name "Value Equity Trust" is the designation of the Trustees for the time being under a Declaration of Trust dated October 16, 1985, as amended, and all persons dealing with a Fund must look solely to the property of a Fund for the enforcement of any claims against a Fund as neither the Trustees, officers, agents, shareholders nor other series of the Trust assumes any personal liability for obligations entered into on behalf of a Fund. Upon the initial purchase of shares of a Fund, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts. All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against a Fund as no other series of the Trust assumes any liabilities for obligations entered into on behalf of a Fund.

      The CUSIP number of Large Company Value Fund is 920390-50-7.

      The CUSIP number of the Scudder Shares of Value Fund is 920390-10-1.


      Each Fund has a fiscal year end of September 30.


      The law firm of Dechert Price & Rhoads is counsel to the Funds.


      The Trust employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian for each Fund.

      Information set forth below for the period from December 31, 1992 (commencement of operations) to September 30, 1997 with respect to Value Fund Series is provided at the Fund level, since that Fund consisted of one class of shares (which class was re-designated the "Scudder Value Fund Shares" on April 16, 1998).

      Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Adviser, computes net asset values for the Funds. Each Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal years ended September 30, 1996 and 1997, Large Company Value Fund incurred annual fees of $158,045 and $157,173, respectively. For the fiscal years ended September 30, 1996 and 1997, Value Fund incurred annual fees of $38,190 and $50,128, respectively. For the fiscal year ended September 30, 1998, Large Company Value Fund and Value Fund incurred annual fees of $174,325 and $107,935, respectively, of which $13,343 and $12,046 are unpaid

      Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, dividend disbursing and shareholder service agent for Large Company Value Fund and the Scudder Shares of Value Fund. Service Corporation also provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Each Fund pays Service Corporation a fee for maintaining each account for a retail participant of $26.00 and for each retirement participant of $29.00. For the fiscal years ended September 30, 1996 and 1997, Large Company Value Fund incurred annual fees of $1,715,004 and $2,505,046. For the fiscal years ended September 30, 1996 and 1997, Value Fund incurred annual fees of $174,570 and $445,397. For the fiscal year ended September 30, 1998, Large Company Value Fund and Value Fund incurred annual fees of $2,518,178 and $917,202, respectively, of which $206,824 and $78,673, respectively, are unpaid at September 30, 1998.

      Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in each Fund. For the fiscal years ended September 30, 1996 and 1997, Large Company Value Fund incurred annual fees of $1,715,004 and $1,562,194. For the fiscal years ended September 30, 1996 and 1997, Value Fund incurred annual fees of $174,570 and $80,120. For the year ended September 30, 1998, Large Company Value Fund and Value Fund incurred fees of $1,835,663 and $581,273, respectively, of which $160,513 and $89,824, respectively, are unpaid at September 30, 1998.


      The Funds, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

      Each of the respective prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

      This Statement of Additional Information combines the information of both Scudder Large Company Value Fund and Value Fund. Each Fund, through its individual prospectus, offers only its own shares, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of a combined Statement of Additional Information.

                              FINANCIAL STATEMENTS

Large Company Value Fund


      The financial statements, including the investment portfolio of Large Company Value Fund, together with the Report of Independent Accountants, Financial Highlights, and notes to financial statements are incorporated by reference, and attached hereto in the Annual Report to Shareholders of the Fund dated September 30, 1998, and are hereby deemed to be part of this Statement of Additional Information.

Value Fund


      The financial statements, including the investment portfolio of Value Fund -- Scudder Shares together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference, and attached hereto in the Annual Report to Shareholders of the Fund dated September 30, 1998, and are hereby deemed to be part of this Statement of Additional Information.

                                    APPENDIX


      The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.


Ratings of Municipal and Corporate Bonds

      Standard & Poor's:

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


      Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions outweigh these.


      Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


      Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal in the event of adverse business, financial, or economic conditions. It is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


      Moody's:


      Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high -grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Bonds that are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                           [KEMPER LOGO] KEMPER FUNDS

Kemper Equity Funds
Value Style

PROSPECTUS February 1, 1999

KEMPER EQUITY FUNDS VALUE STYLE
222 South Riverside Plaza, Chicago, Illinois 60606 (800) 621-1048

This prospectus describes a choice of seven funds managed by Scudder Kemper Investments, Inc.

Kemper Contrarian Fund

Kemper-Dreman Financial Services Fund

Kemper-Dreman High Return Equity Fund

Kemper Small Cap Relative Value Fund

Kemper Small Cap Value Fund

Kemper U.S. Growth and Income Fund

Kemper Value Fund*

*   Kemper Value Fund refers to the Kemper shares of Value Fund.


Mutual funds:
o   are not FDIC-insured
o   have no bank guarantees
o   may lose value

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VALUE STOCK INVESTING

INVESTMENT APPROACH

Each of the funds presented in this prospectus uses a value approach to investing -- that is, they look for common stocks that the investment manager believes are undervalued.

The principal factors considered by a manager in identifying the value of a stock may include:

o     price-to-earnings (P/E) ratio;

o     price-to-book (P/B) ratio;

o     price-to-cash flow (P/CF) ratio; and/or

o     dividend yield.

The objective of value investing is to reduce the risk of owning stocks by investing in companies with sound finances whose current market prices are low in relation to earnings or other measures of value. In determining whether a company's finances are sound, the investment manager considers, among other things, its ability to meet debt obligations as well as other liabilities.

In selecting among stocks for the funds' portfolios, the investment manager may consider factors such as the following about the issuer:

o     financial strength;

o     book-to-market value;

o     earnings growth rates;

o     dividend growth rates;

o     return on equity; and/or

o     estimates of future earnings.

PRINCIPAL RISK FACTORS

There are market and investment risks with any security. The value of an investment in the funds will fluctuate over time and it is possible to lose money invested in the funds.

Stock Market. Each fund's returns and net asset value will go up and down, and it is possible to lose money invested in a fund. Stock market movements will affect the funds' share prices on a daily basis. Declines are possible both in the overall stock market or in the types of securities held by the funds.

Equity Investing. An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on


2  Value Stock Investing
investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Value Investing. The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the investment manager believes is its full value. It may even decrease in value. However, because of the fund's focus on undervalued stocks, the fund's downside risk may be less than with other small company stocks since value stocks are in theory already underpriced.

Portfolio Strategy. The portfolio management team's skill in choosing appropriate investments for the funds will determine in large part the funds' ability to achieve their respective investment objectives.

Inflation. There is a possibility that the rising prices of goods and services may have the effect of offsetting a fund's real return.


                                                        Value Stock Investing  3

ABOUT THE FUNDS

KEMPER CONTRARIAN FUND

Investment objective and strategies

Kemper Contrarian Fund seeks long-term capital appreciation with current income as its secondary objective. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

This fund primarily invests in a diversified portfolio of the stocks of large U.S. companies that the investment manager believes to be undervalued. Such companies usually have a minimum market capitalization of $1 billion.
The investment manager looks for investments with the following attributes:

o     low price-to-earnings ratios;

o     low price-to-book ratios;

o     low price-to-cash flow ratios;

o     dividends yields above the market average;

o     sound finances; and

o     perceived intrinsic value.

The fund may invest 25% or more of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek to add a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify their growth-equity investments.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Sector investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.


4  Kemper Contrarian Fund

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was depicted as a bar chart in the printed material.]

1989..................  18.29%
1990..................  -6.08%
1991..................  26.53%
1992..................  11.32%
1993..................   9.07%
1994..................   -.03%
1995..................  44.57%
1996..................  14.42%
1997..................  28.73%
1998..................  19.17%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 18.90% (the first quarter of 1991), and the fund's lowest return for a calendar quarter was -20.59% (the third quarter of 1990).

Average Annual Total Returns

For periods ended
December 31, 1998          Class A    Class B    Class C     S&P 500
-----------------          -------    -------    -------     -------
One Year                   12.32%     15.08%     17.92%      28.60%
Five Years                 19.05%        --         --       24.05%
Ten Years                  15.11%        --         --       19.19%
Since Class Inception**    14.64%     21.58%     21.86%           *

----------

* Index returns for the life of each class: 18.82% (3/31/88) for Class A and 28.88% (8/31/95) for Class B and C shares.

** Inception date for Class A, B and C shares is 3/18/88, 9/11/95 and 9/11/95, respectively.

The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc. Index returns assume reinvestment of of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment.


                                                       Kemper Contrarian Fund  5

You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                             Class A      Class B     Class C
                                             -------      -------     -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%         None        None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)        4%          1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None          None        None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None          None        None
 Exchange Fee                                 None          None        None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B    Class C
                                             -------       -------    -------
  Management Fee                              0.75%         0.75%      0.75%
  Distribution (12b-1) Fees                   None          0.75%      0.75%
  Other expenses                              0.62%         0.81%      0.90%
  Total Annual Fund Operating Expenses        1.37%         2.31%      2.40%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B               Class C
                         -------              -------               -------
 1 Year                    $706                 $634                 $343
 3 Years                   $984               $1,021                 $748
 5 Years                 $1,282               $1,435               $1,280
 10 Years                $2,127               $2,193               $2,736


6  Kemper Contrarian Fund

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $706                 $234                 $243
 3 Years                   $984                 $721                 $748
 5 Years                 $1,282               $1,235               $1,280
 10 Years                $2,127               $2,193               $2,736


Principal strategies and investments

The fund invests primarily in a diversified portfolio of the stocks of large U.S. companies that the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions or actual or anticipated unfavorable developments affecting the company.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500). After the manager screens for low price-to-earnings ratios, he analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

The fund's investment approach emphasizes companies that possess strong financial positions. Considerable time is spent seeking potential investments that the investment manager believes have strong potential for long-term growth.

The investment manager analyzes earnings and dividend growth of companies and seeks those investments that have had 5- and 10-year track records of consistent, above-market earnings and dividend growth. The fund's style is to own strong companies, not to speculate on weak stocks or potential bankruptcies.

After the portfolio stock universe is refined, the investment manager applies fundamental analysis. All of the research is done in-house and the portfolio management team makes final investment decisions.

The investment manager follows all stocks in the fund's portfolio on an intensive ongoing basis. The manager also monitors a universe of 100 to 125 potentially promising candidates for future investment.

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.


                                                       Kemper Contrarian Fund  7

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


8  Kemper Contrarian Fund

KEMPER-DREMAN FINANCIAL SERVICES FUND

Investment objective and strategies

The fund seeks to provide long-term capital appreciation. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund primarily invests in a diversified portfolio of U.S. common stocks and other equity securities of companies in the financial services sector believed by the Fund's investment manager to be undervalued. The investment manager looks for investments with the following attributes:

o     low price-to-earnings ratios;

o     low price-to-book ratios;

o     low price-to-cash flow ratios;

o     dividend yields above the market average;

o     sound finances; and

o     perceived intrinsic value.

The fund may be a good choice for more aggressive investors seeking to pursue maximum capital appreciation, and for investors who are comfortable with a concentrated investment in financial services stocks and other financial services equity securities.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Sector investing. The fund's concentration in investments in the financial services sector creates greater risk than investment across various sectors or industries, since the financial, economic, and business developments affecting issuers in this sector may have a greater effect on the fund than if it had not concentrated its assets in the financial services sector. In addition, an investment in the fund may involve significantly greater risks and greater volatility than a diversified equity mutual fund that is invested in issuers in various sectors or industries. The fund is subject to the risk that a particular group of related stocks will decline in price due to sector-specific developments. As a result, the fund should only be considered a long-term investment and part of a well-diversified portfolio.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment.


                                        Kemper-Dreman Financial Services Fund  9

You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                             Class A      Class B      Class C
                                             -------      -------      -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                           5.75%          None         None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)      None(1)         4%           1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                   None           None         None
 Redemption Fee (as % of amount
   redeemed, if applicable)                  None           None         None
 Exchange Fee                                None           None         None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                            Class A       Class B       Class C
                                            -------       -------       -------
 Management Fee                              0.75%         0.75%         0.75%
 Distribution (12b-1) Fees                   None          0.75%         0.75%
 Other Expenses                              0.80%         0.79%         0.76%
 Total Annual Fund Operating Expenses        1.55%         2.29%         2.26%

Subject to the qualification described below, Scudder Kemper Investments, Inc. has agreed to temporarily reimburse certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.36%, Class B to 2.14% and Class C to 2.11%; provided, however, transfer agency fees and related out-of-pocket expenses will not be subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. This arrangement has been changed for the fiscal year ending September 30, 1999 as follows: the Total Annual Fund Operating Expenses will be limited to 1.30% for Class A, 2.24% for Class B, and 2.21% for Class C, and this arrangement may be discontinued at any time. As a result, for the fiscal year ended September 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 0.19%, 0.15% and 0.15% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.36% for Class A, 2.14% for Class B and 2.11% for Class C. The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.


10  Kemper-Dreman Financial Services Fund

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $724                 $632                 $329
 3 Years                 $1,036               $1,015                 $706
 5 Years                 $1,371               $1,425               $1,210
 10 Years                $2,314               $2,270               $2,595

Fees and expenses if you did not sell your shares:

                         Class A              Class B               Class C
                         -------              -------               -------
 1 Year                    $724                 $232                 $229
 3 Years                 $1,036                 $715                 $706
 5 Years                 $1,371               $1,225               $1,210
 10 Years                $2,314               $2,270               $2,595

Principal strategies and investments

The Fund concentrates its investments in securities of financial services companies, including:

o     commercial banks;

o     insurance companies;

o     thrifts;

o     consumer finance companies;

o     commercial finance companies;

o     leasing companies;

o     securities brokerage firms;

o     asset management firms; and

o     government-sponsored financial enterprises.

In the opinion of the Fund's investment manager, the Fund offers investors the opportunity to participate in the substantial long-term appreciation potential of companies in the financial services sector.


                                       Kemper-Dreman Financial Services Fund  11

Under normal circumstances, the Fund will invest at least 65% of its assets in equity securities of companies in the financial services industry. A company will be considered to be within the financial services industry if at least 50% of its assets, revenues or net income are related to or derived from the financial services industry. Earnings and cash flow analyses as well as a company's conventional dividend payout ratio are important factors in the investment process. The fund may invest up to 35% of its assets in investment-grade corporate debt securities.

The fund invests principally in a diversified portfolio of financial service companies whose prices appear to be temporarily depressed due to short-term fundamental factors. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, the financial services industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500). After screening for low price-to-earnings ratios, the manager analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

The fund's investment approach emphasizes companies that possess strong financial positions. Considerable time is spent seeking potential investments that have strong potential for long-term growth.

The investment manager analyzes earnings and dividends growth of companies and seeks those investments that have had 5- and 10-year track records of consistent above-market earnings and dividend growth. The fund's style is to own strong companies, not to speculate on weak stocks or potential bankruptcies.

After the portfolio stock universe is refined, the investment manager applies fundamental analysis.

The investment manager follows all stocks in the fund's portfolio on an intensive ongoing basis. The investment manager also monitors a universe of 100 to 125 potentially promising securities for future investment.

The investment manager sells stocks or determines a strategy for selling stocks as their P/Es rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.

Although the fund does not presently intend to do so, it may invest up to 30% of its total assets in foreign securities.


12  Kemper-Dreman Financial Services Fund

For temporary defensive purposes, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional risk

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


                                       Kemper-Dreman Financial Services Fund  13

KEMPER-DREMAN HIGH RETURN EQUITY FUND

Investment objective and strategies

Kemper-Dreman High Return Equity Fund seeks to achieve a high rate of total return. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders. This fund primarily invests in a diversified portfolio of the stocks of large U.S. companies that the investment manager believes to be undervalued. Such companies currently have a median market capitalization of $9 billion.

The investment manager looks for investments with the following attributes:

o     low price-to-earnings ratios;

o     low price-to-book ratios;

o     low price-to-cash flow ratios;

o     dividend yields above the market average;

o     sound finances; and

o     perceived intrinsic value through in-depth security analysis.

The fund is managed with a view to achieving a high rate of total return on investors' capital primarily through appreciation of its common stock holdings, options transactions and by acquiring and selling stock index futures and options thereon and, to a lesser extent, through dividend and interest income, all of which are elements of total return.

The fund may invest 25% or more of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify an existing growth-equity portfolio.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Sector investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issues in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


14  Kemper-Dreman High Return Equity Fund

Total returns for years ended December 31

[The following table was depicted as a bar chart in the printed material.]

1989..................  18.45%
1990..................  -8.63%
1991..................  47.57%
1992..................  19.80%
1993..................   9.22%
1994..................   -.99%
1995..................  46.86%
1996..................  28.79%
1997..................  31.92%
1998..................  11.96%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 33.22% (the first quarter of 1991), and the fund's lowest return for a calendar quarter was -22.84% (the third quarter of 1990).

Average Annual Total Returns

  For periods ended
  December 31, 1998          Class A      Class B      Class C        S&P 500
  -----------------          -------      -------      -------        -------
  One Year                    5.52%        8.01%       11.05%         28.60%
  Five Years                 21.12%          --           --          24.05%
  Ten Years                  18.48%          --           --          19.19%
  Since Class Inception**    18.35%       24.61%       25.04%             *

----------

* Index returns for the life of each class: 18.82% (3/31/88) for Class A and 28.88% (8/31/95) for Class B and C shares.

** Inception date for Class A, B and C shares is 3/18/88, 9/11/95 and 9/11/95, respectively.

The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc. Index returns assume reinvestment of of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                       Kemper-Dreman High Return Equity Fund  15

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B     Class C
                                              -------      -------     -------
 Maximum Sales Charge (Load) Imposed
   on Purchases (as % of offering price)      5.75%          None        None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)         4%          1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None           None        None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None           None        None
 Exchange Fee                                 None           None        None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B    Class C
                                             -------       -------    -------
  Management Fee                              0.68%         0.68%      0.68%
  Distribution (12b-1) Fees                   None          0.75%      0.75%
  Other Expenses                              0.51%         0.63%      0.58%
  Total Annual Fund Operating Expenses        1.19%         2.06%      2.01%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $689                 $609                 $304
 3 Years                   $931                 $946                 $631
 5 Years                 $1,192               $1,308               $1,083
 10 Years                $1,935               $1,961               $2,338

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $689                 $209                 $204
 3 Years                   $931                 $646                 $631
 5 Years                 $1,192               $1,108               $1,083
 10 Years                $1,935               $1,961               $2,338


16  Kemper-Dreman High Return Equity Fund

Principal strategies and investments

The fund invests principally in a diversified portfolio of equity securities that the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

Under normal market conditions, the fund invests at least 65% of its total assets in equity securities.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500). After screening for low price-to-earnings ratios, the manager analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

The fund's investment approach emphasizes companies that possess strong financial positions. Considerable time is spent seeking potential investments that have strong potential for long-term growth.

The investment manager analyzes earnings and dividend growth of companies and seeks those investments that have had 5- and 10-year track records of consistent, above-market earnings and dividend growth. The fund's style is to own strong companies, not to speculate on weak stocks or potential bankruptcies.

After the portfolio stock universe is refined, the investment manager applies fundamental analysis. This is followed by thorough security analysis of all potential stock selections.

The investment manager follows all stocks in the fund's portfolio on an intensive ongoing basis. The investment manager also monitors a universe of 100 to 125 potentially promising securities for future investment.

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.

Although the fund does not presently intend to do so, it may invest up to 20% of its total assets in foreign securities.

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.


                                       Kemper-Dreman High Return Equity Fund  17

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional risk

Foreign investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


18  Kemper-Dreman High Return Equity Fund

KEMPER SMALL CAP RELATIVE VALUE FUND

Investment objective and strategies

Kemper Small Cap Relative Value Fund seeks long-term capital appreciation. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund primarily invests in a diversified portfolio of the stocks of small U.S. companies similar in size to those comprising the Russell 2000 Index that the investment manager believes to be undervalued relative to other stocks in the same sector by following a relative value investment strategy. The fund may invest 25% or more of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek to add the higher return potential of small company stocks to their portfolio or those investors who seek to diversify their existing portfolio with small company stocks.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Small company risk. While small company stocks have historically outperformed large company stocks, they also have been subject to greater investment risk. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares generally trade less frequently than large companies, it may be more difficult for the fund to buy and sell significant amounts of small company shares without having an unfavorable impact on the shares' stock market price.

Sector investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the


                                        Kemper Small Cap Relative Value Fund  19
length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                              Class A     Class B      Class C
                                              -------     -------      -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%         None         None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)          4%           1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None          None         None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None          None         None
 Exchange Fee                                 None          None         None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B     Class C
                                             -------       -------     -------
  Management Fee                              0.75%         0.75%       0.75%
  Distribution (12b-1) Fees                   None          0.75%       0.75%
  Other Expenses(1)                          11.61%        15.41%      10.93%
  Total Annual Fund Operating Expenses       12.36%        16.91%      12.43%

----------

(1)   Other expenses have been estimated for the current fiscal year.

Subject to the qualification described below, Scudder Kemper Investments, Inc. has agreed to temporarily reimburse certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.52%, Class B to 2.40% and Class C to 2.37%; provided, however, transfer agency fees and related out-of-pocket expenses will not be subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. This arrangement may be discontinued at any time. However, the investment manager has agreed to continue to waive 0.25% of its management fee until September 30, 1999. As a result, for the fiscal year ended September 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 10.84%, 14.51% and 10.06% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.52% for Class A, 2.40% for Class B and 2.37% for Class C. The information contained in the above table and the example below reflects the expenses of the


20 Kemper Small Cap Relative Value Fund fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B             Class C
                         -------              -------             -------
 1 Year                  $1,697               $1,990               $1,297
 3 Years                 $3,700               $4,525               $3,330

Fees and expenses if you did not sell your shares:

                         Class A              Class B             Class C
                         -------              -------             -------
 1 Year                  $1,697               $1,590               $1,197
 3 Years                 $3,700               $4,225               $3,330

Principal strategies and investments

The fund seeks long-term capital appreciation through a diversified portfolio of small company stocks that the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

The investment manager follows a relative value investment strategy, seeking undervalued small capitalization stocks from each major sector of the small capitalization market as part of a well diversified, risk-managed portfolio. In a relative value investment strategy, stocks are selected based on whether they are undervalued relative to other stocks in the same sector. The relative value strategy allows the fund to invest in all sectors, including technology, healthcare and other areas of the market that typically are underweighted in an absolute value portfolio.

Under normal market conditions, the fund invests at least 65% of its total assets in equity securities of companies that are similar in size to those comprising the Russell 2000 Index. Typically, most companies selected for inclusion in the fund have market capitalizations ranging from approximately $100 million to $1 billion. The fund sells securities of companies that have grown in market



                                        Kemper Small Cap Relative Value Fund  21
capitalization above the maximum of the Russell 2000 Index, as necessary to keep the fund focused on smaller companies.

The investment manager employs quantitative techniques in evaluating potential investments and the impact each would have on the fund's portfolio. The evaluation starts systematically by analyzing a large number of small company stocks to uncover those with attractive valuations. Typically, the stocks selected are:

o undervalued in the market based on measures such as earnings, sales, cash flow and book value;

o     experiencing favorable trends in sales, earnings, growth and prices; and

o     considered to have acceptable financial risk and earnings predictability.

This systematic screening process is intended to enable the investment manager to quickly respond to changes in the marketplace and reassess relative valuations for the fund's holdings in order to make buy and sell decisions.

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


22  Kemper Small Cap Relative Value Fund

KEMPER SMALL CAP VALUE FUND

Investment objective and strategies

Kemper Small Cap Value Fund seeks long-term capital appreciation. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

This fund primarily invests in a diversified portfolio of the stocks of small U.S. companies similar in size to those comprising the Russell 2000 Index that the investment manager believes to be undervalued. The investment manager looks for investments with the following attributes:

o     low price-to-earnings ratios;

o     low price-to-book ratios;

o     low price-to-cash flow ratios;

o     sound finances; and

o     perceived intrinsic value through in-depth security analysis.

Although the fund does not invest 25% or more of its total assets in any one industry, it may, from time to time, invest a significant percentage of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek a small capitalization investment to diversify a large capitalization portfolio.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Small company risk. While small company stocks have historically outperformed large company stocks, they also have been subject to greater investment risk. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares generally trade less frequently than large companies, it may be more difficult for the fund to buy and sell significant amounts of small company shares without having an unfavorable impact on the shares' stock market price.


                                                 Kemper Small Cap Value Fund  23

Sector investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was depicted as a bar chart in the printed material.]

1993..................   2.54%
1994..................    .15%
1995..................  43.29%
1996..................  29.60%
1997..................  20.02%
1998.................. -12.82%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 16.94% (the fourth quarter of 1992), and the fund's lowest return for a calendar quarter was -24.07% (the third quarter of 1998).

Average Annual Total Returns

  For periods ended                                                     Russell
  December 31, 1998          Class A      Class B      Class C        2000 Index
  -----------------          -------      -------      -------        ----------
  One Year                   -17.81%      -16.22%      -13.60%          -2.55%
  Five Years                 12.89%         --           --             11.87%
  Ten Years                    --           --           --               --
  Since Class Inception**    13.08%        7.40%        8.00%              *

----------

* Index returns for the life of each class: 13.83% (5/31/92) for Class A and 11.67% (8/31/95) for Class B and C Shares.

** Inception date for Class A, B and C shares is 5/22/92, 9/11/95 and 9/11/95, respectively.

The Russell 2000 Index is a capitalization-weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.


24  Kemper Small Cap Value Fund

Fee and Expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B      Class C
                                              -------      -------      -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%          None         None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)         4%           1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None           None         None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None           None         None
 Exchange Fee                                 None           None         None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B     Class C
                                             -------       -------     -------
  Management Fee                              0.72%         0.72%       0.72%
  Distribution (12b-1) Fees                   None          0.75%       0.75%
  Other Expenses                              0.70%         0.87%       0.81%
  Total Annual Fund Operating Expenses        1.42%         2.34%       2.28%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.


                                                 Kemper Small Cap Value Fund  25

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $711                 $637                 $331
 3 Years                   $999               $1,030                 $712
 5 Years                 $1,307               $1,450               $1,220
 10 Years                $2,179               $2,235               $2,615

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $711                 $237                 $231
 3 Years                   $999                 $730                 $712
 5 Years                 $1,307               $1,250               $1,220
 10 Years                $2,179               $2,235               $2,615

Principal strategies and investments

The fund seeks long-term capital appreciation by investing principally in a diversified portfolio of undervalued small company equity securities. The investment manager invests in companies whose prices appear to be temporarily depressed due to short-term fundamental factors. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

Under normal market conditions, the fund invests at least 65% of its total assets in securities of companies that are similar in size to those comprising the Russell 2000 Index. The fund sells securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Russell 2000 Index. After the manager screens for low price-to-earnings ratios, he analyzes and compares other value measurements against the market. These include price-to-book value and price-to-cash flow.

The fund's investment approach emphasizes companies that posses strong financial positions. Considerable time is spent seeking potential investments that have strong potential for long-term growth.

After the portfolio stock universe is refined, the investment manager applies fundamental analysis.

The investment manager follows all stocks in the fund's portfolio on an intensive ongoing basis. The manager also monitors a universe of 25 to 175 potentially promising candidates for future investment

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager then


26  Kemper Small Cap Value Fund
replaces them with other low price-to-earnings stocks. The manager may also choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


                                                 Kemper Small Cap Value Fund  27

KEMPER U.S. GROWTH AND INCOME FUND

Investment objective and strategies

Kemper U.S. Growth and Income Fund seeks to provide long-term growth of capital, current income and growth of income. Except as otherwise indicated, the fund's investment objectives and policies may be changed without a vote of shareholders.

The fund primarily invests in a diversified portfolio of common stocks of large U.S. companies that (i) offer the prospect for growth of earnings while paying current dividends and (ii) the investment manager believes are undervalued. Companies in which the fund invests generally are similar in size with the median capitalization of companies represented in the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The investment manager believes that, over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value.

The fund may be appropriate for investors who seek a conservative value holding to add to their portfolio.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B    Class C
                                              -------      -------    -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%          None       None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)         4%         1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None           None       None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None           None       None
 Exchange Fee                                 None           None       None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.


28  Kemper U.S. Growth And Income Fund

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B     Class C
                                             -------       -------     -------
  Management Fee                              0.60%         0.60%       0.60%
  Distribution (12b-1) Fees                   None          0.75%       0.75%
  Other Expenses                              1.99%         2.14%       1.90%
  Total Annual Fund Operating Expenses        2.59%         3.49%       3.25%

Subject to the qualification described below, Scudder Kemper Investments, Inc. has agreed to temporarily reimburse certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.36%, Class B to 2.01% and Class C to 1.99%; provided, however, transfer agency fees and related out-of-pocket expenses will not be subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. This arrangement may be discontinued at any time. As a result, for the fiscal year ended September 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 1.23%, 1.48% and 1.26% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.36% for Class A, 2.01% for Class B and 1.99% for Class C. The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $822                 $752                 $428
 3 Years                 $1,334               $1,371               $1,001
 5 Years                 $1,871               $2,012               $1,698
 10 Years                $3,331               $3,380               $3,549


                                          Kemper U.S. Growth And Income Fund  29

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $822                 $352                 $328
 3 Years                 $1,334               $1,071               $1,001
 5 Years                 $1,871               $1,812               $1,698
 10 Years                $3,331               $3,380               $3,549

Principal strategies and investments

The fund seeks to provide participation in the long-term growth of the economy through the potential investment returns offered by U.S. common stocks and other domestic equity securities. It maintains a diversified portfolio of equity securities of companies with higher-than-average dividend payouts. These companies, many of which are mainstays of the U.S. economy, may offer prospects for future growth of earnings and dividends, and therefore may offer investors attractive long-term investment opportunities. The fund will invest at least 80% of its assets in the equity securities of U.S. issuers.

In the investment manager's opinion, this subset of higher relative yielding stocks identified by applying these criteria offers the potential for returns over time that are greater than or equal to the S&P 500, at less risk than this market index. The investment manager believes these favorable risk and return characteristics exist because the higher dividends offered by these stocks may act as a "cushion" when markets are volatile and because stocks with higher relative yields tend to sell at more attractive valuations (e.g., lower price-to-earning ratios and lower price-to- book ratios).

Once this subset of higher relative yielding stocks is identified, the investment manager conducts a fundamental analysis of each company's financial strength, profitability, projected earnings, sustainability of dividends, competitive outlook, and ability of management. The fund's portfolio may include stocks that are out of favor in the market, but which, in the opinion of the investment manager, offer compelling valuations and potential for long-term appreciation in price and dividends.

In order to diversify the fund's portfolio among different industry sectors, the investment manager evaluates how each sector reacts to broad economic factors such as interest rates, inflation, Gross Domestic Product, and consumer spending.

The investment manager has disciplined criteria for selling stocks as well. When the investment manager determines that the relative yield of a stock has declined excessively below the yield of the S&P 500, or that the relative yield is at the lower end of the stock's historic range, the stock generally is sold from the fund's portfolio. Similarly, if the investment manager's fundamental analysis determines that the payment of the stock's dividend is at risk, or that market expectations for the stock are unreasonably high, the stock is generally targeted for sale.

In summary, the investment manager applies disciplined buy and sell criteria, fundamental company and industry analysis, and economic forecasts in


30  Kemper U.S. Growth And Income Fund
managing the fund to pursue long-term price appreciation and income with a tendency for lower overall volatility than the market, as measured by the S&P 500.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


                                          Kemper U.S. Growth And Income Fund  31

KEMPER VALUE FUND

Investment objective and strategies

Value Fund seeks long-term growth of capital through investment in undervalued equity securities. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund invests in the stock of companies that the investment manager believes are undervalued in the marketplace in relation to current and estimated future earnings and dividends. These companies generally sell at price-to-earnings ratios below the market average, as defined by the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

The fund may be appropriate for investors who seek a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify an existing growth-equity portfolio.

This prospectus contains information regarding Class A, B and C shares of the fund.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. The fund currently offers four classes of shares. The original class of shares is designated Class S. This prospectus sets forth information about Class A, B and
C. Because Class A, B and C commenced operating during the course of 1998, the performance information set forth below is for Class S shares, and does not reflect sales charges, which reduce return. All share classes invest in the same underlying portfolio of securities and have the same management team. Because of different fees and expenses, performance of share classes will differ.


32  Kemper Value Fund

Total returns for years ended December 31

[The following table was depicted as a bar chart in the printed material.]

1993..................  11.60%
1994..................   1.65%
1995..................  30.17%
1996..................  22.99%
1997..................  35.35%
1998..................  11.90%

For the period included in the bar chart, the Class S Shares highest return for a calendar quarter was 17.07% (the fourth quarter of 1998), and the Class S Shares lowest return for a calendar quarter was -15.34% (the third quarter of 1998).

Average annual total returns

 For periods ended                                                Russell 1000
 December 31, 1998                 Fund            S&P 500         Value Index
 -----------------                 ----            -------         -----------

 One Year                         11.90%            28.72%           15.65%
 Five Years                       19.77%            24.08%           20.84%
 Since Inception (12/31/92)       18.36%            21.62%           20.39%

The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                                           Kemper Value Fund  33

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B     Class C
                                              -------      -------     -------
 Maximum Sales Charge (Load) Imposed
   on Purchases (as % of offering price)      5.75%          None        None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)         4%          1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None           None        None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None           None        None
 Exchange Fee                                 None           None        None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year. Annual fund operating expenses: Expenses that are deducted from fund assets.

                                            Class A       Class B      Class C
                                            -------       -------      -------
 Management Fee                              0.70%         0.70%        0.70%
 Distribution (12b-1) Fees                   None          0.75%        0.75%
 Other Expenses                              0.64%         0.67%        0.66%
 Total Annual Fund Operating Expenses        1.34%         2.12%        2.11%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $136                 $627                 $317
 3 Years                   $425                 $991                 $661
 5 Years                   $734               $1,139               $1,134
 10 Years                $1,613               $2,452               $2,441

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $136                 $215                 $214
 3 Years                   $425                 $664                 $661
 5 Years                   $734               $1,370               $1,134
 10 Years                $1,613               $2,452               $2,441


34  Kemper Value Fund

Principal strategies and investments

The fund invests at least 80% of its assets in equity securities, primarily common stocks of medium- to large-sized domestic companies with annual revenues or market capitalization of at least $1 billion. The investment manager uses in-depth fundamental research and a proprietary computerized quantitative model to identify companies that are currently undervalued in relation to current and estimated future earnings and dividends. The investment process also involves an assessment of business risk, including analysis of:

o     the strength of a company's balance sheet;

o     the accounting practices a company follows;

o     the volatility of a company's earnings over time; and

o the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action and technological change.

While a broad range of investments is considered, only those that, in the investment manager's opinion, are selling at comparatively large discounts to intrinsic value are purchased for the fund. It is anticipated that the prices of the fund's investments will rise as a result of both earnings growth and rising price-earnings ratios over time.

The fund is distinctive in the manner in which it combines systematic valuation techniques with intensive, traditional fundamental research. In addition to identifying undervalued securities, the quantitative model also provides the discipline required to identify and sell appreciated securities as their prices rise to reflect their earnings potential. The model relies on the investment manager's independent equity research efforts for estimates of future earnings and dividend growth and proprietary quality ratings, an important measure of risk.

While the fund emphasizes U.S. investments, it can invest its assets in securities of foreign companies which meet the same criteria applicable to the fund's domestic investments.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional principal risks

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing


                                                           Kemper Value Fund  35
in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


36  Kemper Value Fund

INVESTMENT MANAGER

The funds retain the investment management firm of Scudder Kemper Investments, Inc., Two International Place, Boston, MA, to manage their daily investment and business affairs subject to the policies established by the funds' Boards. Scudder Kemper Investments, Inc. actively manages the funds' investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide. It manages more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Each fund pays Scudder Kemper Investments, Inc. a (graduated) monthly investment management fee. Fees paid for each fund's most recently completed fiscal year are shown below:

                                          As a % of average daily net assets
                                          ----------------------------------
 Kemper Contrarian Fund                                 0.75%
 Kemper-Dreman High Return Equity Fund                  0.68%
 Kemper Small Cap Value Fund                            0.72%
 Kemper Value Fund                                      0.70%

Kemper Small Cap Relative Value Fund and Kemper-Dreman Financial Services Fund each pay Scudder Kemper Investments, Inc. a (graduated) monthly investment management fee at the following annual rate:

 Applicable Assets($)                              Annual Fee Rate
 --------------------                              ---------------
 0-250,000,000                                          0.75%
 250,000,000-1,000,000,000                              0.72%
 1,000,000,000-2,500,000,000                            0.70%
 2,500,000,000-5,000,000,000                            0.68%
 5,000,000,000-7,500,000,000                            0.65%
 7,500,000,000-10,000,000,000                           0.64%
 10,000,000,000-12,500,000,000                          0.63%
 More than 12,500,000,000                               0.62%

Kemper U.S. Growth and Income Fund pays Scudder Kemper Investments, Inc. a (graduated) monthly investment management fee at the following annual rate:

 Applicable Assets($)                           Annual Fee Rate
 --------------------                           ---------------
 0-250,000,000                                       0.60%
 250,000,000-1,000,000,000                           0.57%
 1,000,000,000-2,500,000,000                         0.55%
 More than 2,500,000,000                             0.63%


                                                          Investment Manager  37

For Kemper Small Cap Relative Value Fund, the investment manager has agreed to waive 0.25% of its management fee until September 30, 1999.

Pursuant to a sub-advisory agreement with Scudder Kemper Investments, Inc., Dreman Value Management L.L.C., 10 Exchange Place, Jersey City, New Jersey, is the sub-adviser for the Kemper-Dreman High Return Equity Fund and Kemper-Dreman Financial Services Fund and receives a fee for its services from Scudder Kemper Investments. Founded in 1977, Dreman Value Management, L.L.C. manages over $7 billion in assets.

Dreman Value Management, L.L.C. manages the investment and reinvestment of the Kemper-Dreman High Return Equity Fund's and Kemper-Dreman Financial Services Fund's assets, in accordance with their investment objectives, policies and limitations, subject to the supervision of Scudder Kemper Investments and the Board of Directors. Dreman Value Management, L.L.C. receives a fee for its services from Scudder Kemper Investments, Inc.

Scudder Kemper Investments, Inc. pays Dreman Value Management, L.L.C. for its services a sub-advisory fee for each of Kemper-Dreman High Return Equity Fund and Kemper-Dreman Financial Services Fund, payable monthly, at the annual rate of 0.24% of the first $250 million of the fund's average daily net assets; 0.23% of the average daily net assets between $250 million and $1 billion; 0.224% of average daily net assets between $1 billion and $2.5 billion; 0.218% of average daily net assets between $2.5 billion and $5 billion; 0.208% of average daily net assets between $5 billion and $7.5 billion; 0.205% of average daily net assets between $7.5 billion and $10 billion; 0.202% of average daily net assets between $10 billion and $12.5 billion and 0.198% of the Fund's average daily net assets over $12 billion.

In addition, Scudder Kemper Investments, Inc. has guaranteed to pay a minimum of $8 million to Dreman Value Management, L.L.C. during each of the calendar years of 2000, 2001 and 2002 that Dreman Value Management, L.L.C. serves as sub-adviser.


38  Investment Manager

PORTFOLIO MANAGEMENT

The following investment professionals are associated with the funds as indicated:

Kemper Contrarian Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
Thomas F. Sassi,                1997         Joined Scudder Kemper in 1996. He
Lead Portfolio Manager                       began his investment career in
                                             1971. Prior to joining Scudder
                                             Kemper he was a Vice President and
                                             Portfolio Manager for an
                                             unaffiliated life insurance and
                                             investment management firm.

Frederick L. Gaskin,            1997         Joined Scudder Kemper in 1996. He
Portfolio Manager                            began his investment career in
                                             1986. Prior to joining Scudder
                                             Kemper he was a Vice President and
                                             Portfolio Manager for a bank.
--------------------------------------------------------------------------------

Kemper-Dreman Financial Services Fund

Kemper-Dreman High Return Equity Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
David N. Dreman, Lead           1988         Chairman of Dreman Value
Portfolio Manager                            Management, L.L.C. since 1977. He
                                             is a pioneer of the philosophy of
                                             contrarian investing (buying what
                                             is out of favor) and a leading
                                             proponent of the low P/E investment
                                             style. He is a columnist for Forbes
                                             and the author of several books on
                                             the value style of investing. He
                                             began his investment career in
                                             1957.
--------------------------------------------------------------------------------

Kemper Small Cap Value Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
Thomas H. Forester,             1997         Joined Scudder Kemper in 1997. He
Co-Lead Portfolio                            began his investment career in
Manager                                      1988. Prior to joining Scudder
                                             Kemper he was a Senior Vice
                                             President and Senior Portfolio
                                             Manager at an unaffiliated
                                             investment management company.

Steven T. Stokes,               1997         Joined Scudder Kemper in 1996. He
Co-Lead Portfolio                            began his investment career in
Manager                                      1986. Prior to joining Scudder
                                             Kemper he was an equity analyst and
                                             part of the portfolio management
                                             team at an unaffiliated investment
                                             company.
--------------------------------------------------------------------------------


                                                          Investment Manager  39

Kemper Small Cap Relative Value Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
James M. Eysenbach,             1998         Joined Scudder Kemper in 1986
Lead Portfolio Manager                       serving as a portfolio manager on
                                             various affiliated mutual funds. He
                                             began his investment career in
                                             1984.

Philip S. Fortuna,              1998         Joined Scudder Kemper in 1991
Portfolio Manager                            serving as a portfolio manager on
                                             various affiliated mutual funds. He
                                             began his investment career in
                                             1984.

Calvin S. Young,                1998         Joined Scudder Kemper in 1990
Portfolio Manager                            serving as a portfolio manager on
                                             various affiliated mutual funds. He
                                             began his investment career in
                                             1988.
--------------------------------------------------------------------------------

Kemper U.S. Growth and Income Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
Lori J. Ensinger, Lead          1998         Joined Scudder Kemper in 1993. She
Portfolio Manager                            began her investment career in
                                             1983. Prior to joining Scudder
                                             Kemper she was a Senior Portfolio
                                             Manager who managed portfolios for
                                             both institutions and individuals
                                             for an unaffiliated investment
                                             management firm.

Robert T. Hoffman,              1998         Joined Scudder Kemper in 1990. He
Portfolio Manager                            began his investment career in
                                             1985. Prior to joining Scudder
                                             Kemper he was Assistant State
                                             Treasurer for the state of New
                                             Jersey.

Benjamin W. Thorndike,          1998         Joined Scudder Kemper in 1983. He
Portfolio Manager                            began his investment career in
                                             1980. Prior to joining Scudder
                                             Kemper he was an investment officer
                                             for a bank.
--------------------------------------------------------------------------------


40  Investment Manager

Kemper Value Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
Donald E. Hall,                 1992         Joined Scudder Kemper in 1982. He
Lead Portfolio Manager                       began his investment career in
                                             1982. Prior to joining Scudder
                                             Kemper he received an M.B.A. from
                                             Harvard Business School after
                                             working as a sales engineer for an
                                             international aluminum products
                                             manufacturer.

William J. Wallace,             1992         Joined Scudder Kemper in 1987. He
Portfolio Manager                            began his investment career in
                                             1981. Prior to joining Scudder
                                             Kemper he performed product
                                             management and client relations for
                                             a variety of trustee banks.
--------------------------------------------------------------------------------

Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the funds could be adversely affected if computer systems on which a fund rely, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the funds' business and operations, such as problems with calculating net asset value and difficulties in implementing a fund's purchase and redemption procedures. The investment manager has commenced a review of the Year 2000 Issue as it may affect the funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by a fund or on global markets or economies generally.

Euro conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operation of each fund. The Euro was introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The investment manager is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a fund's holdings is negative, it could hurt the fund's performance.


                                                          Investment Manager  41

ABOUT YOUR INVESTMENT

CHOOSING A SHARE CLASS

Each fund provides investors with the option of purchasing shares in the following ways:

--------------------------------------------------------------------------------
Class A Shares         Offered at net asset value plus a maximum sales charge
                       of 5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value under the Large Order NAV
                       Purchase Privilege may be subject to a 1% contingent deferred sales charge if re deemed within one year of purchase and a .50% contingent deferred sales change if redeemed during the second year of purchase.

Class B Shares         Offered at net asset value without an initial
                       sales charge, but subject to a 0.75% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C Shares         Offered at net asset value without an initial
                       sales charge, but subject to a 0.75% Rule 12b-1
                       distribution fee and a 1% contingent deferred sales
                       charge on redemptions made within one year of purchase.
                       Class C shares do not convert into another class.
--------------------------------------------------------------------------------

When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of a fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about these sales arrangements, consult your financial representative or Kemper Service Company, the Shareholder Service Agent. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

Rule 12b-1 plan

Each fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the transfer agent to pay for distribution and other services provided to shareholders of those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges


42  About Your Investment
permitted by the National Association of Securities Dealers, although Kemper Distributors, Inc. believes that it is unlikely, in the case of Class B shares, because of the automatic conversion feature of those shares

SPECIAL FEATURES

Class A Shares -- Combined Purchases. Each fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of most Kemper Funds.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares also apply to the aggregate amount of purchases made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by Kemper Distributors. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period.

Class A Shares -- Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Large Order NAV Purchase Privilege. Class A shares of a fund may be purchased at net asset value by any purchaser provided that the amount invested in such fund or other Kemper Mutual Funds totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combiner Purchases," "Letter of Intent" and "Cumulative Discount" features described above (the "Large Order NAV Purchase Privilege").

Exchange Privilege -- General. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.


                                                       About Your Investment  43

BUYING SHARES

You may purchase shares of a fund by contacting the securities dealer or other financial services firm from whom your received this prospectus.

CLASS A SHARES

Public Offering Price Including Sales Charge

                                                     Sales Charge
                                                     ------------
                                             As a % of           As a % of Net
 Amount of Purchase                        Offering Price      Amount Invested*
 ------------------                        --------------      ----------------
 Less than $50,000                              5.75%              6.10%
 $50,000 but less than $100,000                 4.50               4.71%
 $100,000 but less than $250,000                3.50               3.63%
 $250,000 but less than $500,000                2.60               2.67%
 $500,000 but less than $1 million              2.00               2.04%
 $1 million and over                            0.00**             0.00**

----------

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

NAV Purchases

Class A shares of a fund may be purchased at net asset value by:

o shareholders in connection with the investment or reinvestment of income and capital gain dividends

o a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees

o     any purchaser with Kemper Funds investment totals of at least $1,000,000

o unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs

o officers, trustees, directors, employees (including retirees) and sales representatives of a fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families or any trust, pension, profit-sharing or other benefit plan for only such persons

o persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm

o registered representatives and employees of broker-dealers having selling group agreements with Kemper Distributors or any trust, pension, profit-sharing or other benefit plan for only such persons


44  About Your Investment

o     officers, directors, and employees of service agents of the funds

o members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL)

o selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the funds pursuant to an agreement with Kemper Distributors or one of its affiliates

o certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with Kemper Distributors, for themselves or members of their families

o in connection with the acquisition of the assets of or merger or consolidation with another investment company

o shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families or any trust, pension, profit-sharing or other benefit plan for only such persons

o persons who purchase shares of the fund through Kemper Distributors as part of an automated billing and wage deduction program administered by RewardsPlus of America

o through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by Kemper Distributors, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class A shares purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares being redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of:

o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

o redemption of shares of a shareholder (including a registered joint owner) who has died

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled


                                                       About Your Investment  45

      (as evidenced by a determination by the federal Social Security Administration)

o redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district

o redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates

o redemptions of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the commission applicable to such Large Order NAV Purchase.

Rule 12b-1 Fee

None

Exchange Privilege

Class A shares may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange.

Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Fund or a Money Market Fund without paying any contingent deferred sales charge. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed.

CLASS B SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

-------------------------------------------------------------------------------
Year of Redemption
After Purchase:          First    Second    Third    Fourth     Fifth     Sixth
-------------------------------------------------------------------------------
Contingent Deferred
Sales Charge:             4%        3%        3%       2%        2%         1%
-------------------------------------------------------------------------------

The contingent deferred sales charge will be waived:

o for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts)


46  About Your Investment

o for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2

o     for redemptions made pursuant to a systematic withdrawal plan

o in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed

o in the event of the death of the shareholder (including a registered joint owner)

The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent:

o redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege)

o redemptions in connection withy retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a fund)

o redemptions in connection with distributions qualifying under the hardship provisions of the Code

o     redemptions representing returns of excess contributions to such plans.

Rule 12b-1 Fee

0.75%

Conversion Feature

Class B shares of a fund will automatically convert to Class A shares of the same fund six years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

Exchange Privilege

Class B shares of a fund and Class B shares of most Kemper Funds may be exchanged for each other at their relative net asset values without a contingent deferred sales charge.


                                                       About Your Investment  47

CLASS C SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

o A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:

o redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457

o redemptions by employer sponsored employee benefit plans (or their participants) using the subaccount record keeping system made available through the Shareholder Service Agent

o redemption of shares of a shareholder (including a registered joint owner) who has died

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration)

o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

o redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly

o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Rule 12b-1 Fee

0.75%

Conversion Feature

None

Exchange Privilege

Class C shares of a fund and Class C shares of most Kemper Funds may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge.


48  About Your Investment

SELLING AND EXCHANGING SHARES

General

Contact your securities dealer or other financial services firm to arrange for share redemptions or exchanges.

Any shareholder may require a fund to redeem his or her shares. When shares are held for the account of a shareholder by the funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557.

An exchange of shares entails the sale of fund shares and subsequent purchase of shares of another Kemper Fund.

The rate of the contingent deferred charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received, For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Share certificates

When certificates for shares have been issued, they must be mailed to or deposited with Kemper Service Company, the Shareholder Service Agent along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered, including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Reinvestment privilege

Under certain circumstances, a shareholder who has redeemed Class A shares may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares. The reinvestment privilege may be terminated or modified at any time. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption.


                                                       About Your Investment  49

DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions

Kemper Contrarian Fund, Kemper U.S. Growth and Income Fund and Kemper-Dreman High Return Equity Fund normally distribute quarterly dividends of net investment income. Kemper Small Cap Value Fund, Kemper Small Cap Relative Value Fund and Kemper Value Fund normally distribute annual dividends of net investment income. The Kemper-Dreman Financial Services Fund normally distributes dividends of net investment income semi-annually. Each fund distributes any net realized short-term and long-term capital gains at least annually.

Income and capital gain dividends, if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, except that, upon written request to Kemper Service Company, to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.

Any dividends of a fund that are reinvested will normally be reinvested in shares of the same class of that same fund. However, upon written request to Kemper Service Company, the Shareholder Service Agent, you may choose to have dividends of a fund invested in shares of the same class of another Kemper Fund at the net asset value of that class and fund. To use this privilege, you must maintain a minimum account value of $1,000 in the fund distributing the dividends. The funds will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same fund unless you request that such policy not be applied to your account.

Distributions are generally taxable, whether received in cash or reinvested.

Taxes

Dividends from net investment income and net short-term capital gains, if any, are taxable to you as ordinary income. Long-term capital gains distributions, if any, are taxable to you as long-term capital gains, regardless of how long you have owned shares. Short-term capital gains and any other taxable income distributions are taxable to you as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, is taxable to you.


50  About Your Investment

A sale or exchange of your shares is a taxable event and may result in a capital gain or loss which may be long-term or short term, generally depending on how long you owned the shares.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable to you as if paid on December 31 of the calendar year in which they were declared.

The fund sends you detailed tax information about the amount and type of its distributions by January 31 of the following year.

Each fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any such withheld amounts may be credited against your U.S. federal income tax liability.

You may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular tax consequences of an investment in a fund.

TRANSACTION INFORMATION

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the funds as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the funds' assets. If reliable market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

The net asset value per share of each fund is the value of one share and is determined separately for each class by dividing the value of a fund's net assets attributable to that class, less all liabilities, by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a fund will generally be lower than that of the Class A shares of a fund because of the higher annual expenses borne by the Class B and Class C shares.

To the extent that a fund invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the fund does not price its shares. As a result, the net asset value per share of a fund may change at a time when shareholders are not able to purchase or redeem their shares.


                                                       About Your Investment  51

Processing time

All requests to buy and sell shares that are received in good order by the funds' transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load or contingent deferred sales charge). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by the funds' transfer agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Payment for shares you sell will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request. If you have share certificates, these must accompany your order in proper form for transfer. When you place an order to sell shares for which the fund may not yet have received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), the fund may delay transmittal of the proceeds until it has determined that collected funds have been received for the purchase of such shares. This may be up to 10 days from receipt by a fund of the purchase amount. The redemption of shares within certain time periods may be subject to contingent deferred sales charges, as noted above.

Signature guarantees

A signature guarantee is required unless you sell $50,000 or less worth of shares (prior to the imposition of any contingent deferred sales charge) and the proceeds are payable to the shareholders of record at the address of record. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The funds will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The funds and Kemper Distributors, Inc. each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in a fund's share price. The funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each fund may temporarily suspend the offering of its shares or a class of its shares to new investors. During the period of such suspension, persons who are already shareholders normally are permitted to continue to purchase additional shares and to have dividends reinvested.

Minimum balances

The minimum initial investment for each fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an


52  About Your Investment

Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Because of the high cost of maintaining small accounts, the funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through Kemper Service Company, the Shareholder Service Agent.

Third party transactions

If you buy and sell shares of a fund through a member of the National Association of Securities Dealers, Inc. (other than the funds' distributor, Kemper Distributors), that member may charge a fee for that service. This prospectus should be read in connection with such firms' material regarding their fees and services.

Redemption-in-kind

The funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities ("redemption in kind"). These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


                                                       About Your Investment  53

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the funds' or certain classes of a fund's financial performance for the periods reflected below. Certain information reflects financial results for a single fund share. The total return figures show what an investor in a fund (or certain classes of a fund) would have earned (or lost) assuming reinvestment of all distributions. This information, for all funds except Value Fund, has been audited by Ernst & Young LLP. With respect to Value Fund, this information has been audited by Pricewaterhouse Coopers LLP. The report of each of the auditors, along with the fund's financial statements, are included in the funds' annual reports, which are available upon request by calling the Kemper Funds at 1-800-621-1048.

Kemper Contrarian Fund

                                                    Eleven
                                         Year       months
                                         ended      ended
                                        November   November
                                           30,        30,        Year ended December 31,
CLASS A                                   1998       1997      1996      1995      1994
----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                                $21.13     16.93       16.20     12.18     13.62
----------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                    .28       .23         .23       .26       .28
----------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                             3.48      4.25        2.07      5.05      (.28)
----------------------------------------------------------------------------------------
Total from investment
  operations                              3.76      4.48        2.30      5.31        --
----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                        .27       .20         .22       .24       .28
----------------------------------------------------------------------------------------
  Distribution from net
  realized gain                           1.72       .08        1.35      1.05      1.16
----------------------------------------------------------------------------------------
Total dividends                           1.99       .28        1.57      1.29      1.44
----------------------------------------------------------------------------------------
Net asset value, end of period          $22.90     21.13       16.93     16.20     12.18
----------------------------------------------------------------------------------------
Total return (not annualized)            19.51%    26.58       14.42     44.57      (.03)
----------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                  1.37%     1.35        1.23      1.25      1.25
----------------------------------------------------------------------------------------
Net investment income                     1.36%     1.47        1.56      1.85      1.89
----------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                  1.37%     1.35        1.25      1.66      1.42
----------------------------------------------------------------------------------------
Net investment income                     1.36%     1.47        1.54      1.44      1.71
----------------------------------------------------------------------------------------


54  Financial Highlights

                                                          Eleven
                                              Year        months
                                              ended        ended        Year     Sept. 11
                                             November     November     ended        to
                                                30,          30,      Dec. 31,   Dec. 31,
CLASS B                                        1998         1997        1996       1995
----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $21.08        16.92      16.20      15.26
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .08          .08        .11        .07
----------------------------------------------------------------------------------------
  Net realized and unrealized gain               3.46         4.22       2.07       1.85
----------------------------------------------------------------------------------------
Total from investment operations                 3.54         4.30       2.18       1.92
----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         .08          .06        .11        .07
----------------------------------------------------------------------------------------
  Distribution from net realized gain            1.72          .08       1.35        .91
----------------------------------------------------------------------------------------
Total dividends                                  1.80          .14       1.46        .98
----------------------------------------------------------------------------------------
Net asset value, end of period                 $22.82        21.08      16.92      16.20
----------------------------------------------------------------------------------------
Total return (not annualized)                   18.32%       25.44      13.61      12.83
----------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                         2.31%        2.26       2.11       2.00
----------------------------------------------------------------------------------------
Net investment income                             .42%         .56        .68        .88
----------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                         2.31%        2.26       2.34       2.36
----------------------------------------------------------------------------------------
Net investment income                             .42%         .56        .45        .52
----------------------------------------------------------------------------------------


                                                        Financial Highlights  55

                                                            Eleven
                                                 Year       months
                                                ended        ended        Year        Sept. 11
                                               November     November     ended           to
                                                  30,          30,       Dec. 31,     Dec. 31,
CLASS C                                          1998         1997        1996         1995
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period            $21.06         16.90       16.20        15.26
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .05           .06         .11          .08
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain                3.47          4.20        2.05         1.85
---------------------------------------------------------------------------------------------
Total from investment operations                  3.52          4.26        2.16         1.93
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income          .04           .02         .11          .08
---------------------------------------------------------------------------------------------
  Distribution from net realized gain             1.72           .08        1.35          .91
---------------------------------------------------------------------------------------------
Total dividends                                   1.76           .10        1.46          .99
---------------------------------------------------------------------------------------------
Net asset value, end of period                  $22.82         21.06       16.90        16.20
---------------------------------------------------------------------------------------------
Total return (not annualized)                    18.25%        25.26       13.51        12.85
---------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                          2.40%         2.47        2.12         1.95
---------------------------------------------------------------------------------------------
Net investment income                              .33%          .35         .67          .93
---------------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                          2.40%         2.47        2.80         2.31
---------------------------------------------------------------------------------------------
Net investment income (loss)                       .33%          .35        (.01)         .57
---------------------------------------------------------------------------------------------

                                                        Eleven
                                           Year          months
                                          ended          ended
                                         November       November
                                            30,            30,             Year ended December 31,
                                           1998           1997           1996      1995       1994
-------------------------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period
  (in thousands)                        $263,713         178,115         77,592         25,482         12,983
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                                64%             77             95             30             16
-------------------------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges.

Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the period ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


56  Financial Highlights

Kemper-Dreman Financial Services Fund

                                                          For the period from March 9, 1998
                                                            (commencement of operations)
                                                                to November 30, 1998
                                                          CLASS A      CLASS B      CLASS C
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                      $9.50         9.50          9.50
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              .03         (.01)         (.01)
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain                          .12          .10           .12
---------------------------------------------------------------------------------------------
Total from investment operations                            .15          .09           .11
---------------------------------------------------------------------------------------------
Net asset value, end of period                            $9.65         9.59          9.61
---------------------------------------------------------------------------------------------
Total return (not annualized)                              1.58%         .95          1.16
---------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                              1.36%        2.14          2.11
---------------------------------------------------------------------------------------------
Net investment income (loss)                                .55%        (.23)         (.20)
---------------------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
Expenses                                                   1.55%        2.29          2.26
---------------------------------------------------------------------------------------------
Net investment income (loss)                                .36%        (.38)         (.35)
---------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period (in thousands)                                           $224,161
---------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                    5%
---------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


                                                        Financial Highlights  57

Kemper-Dreman High Return Equity Fund

                                                     Eleven
                                          Year       months
                                         ended       ended
                                        November    November
                                           30,         30,         Year ended December 31,
CLASS A                                   1998         1997       1996      1995       1994
------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                                $33.52        26.52      21.49      15.11      15.50
------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                    .73          .54        .39        .26        .25
------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                             3.80         6.89       5.75       6.76       (.39)
------------------------------------------------------------------------------------------------
Total from investment
  operations                              4.53         7.43       6.14       7.02       (.14)
------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                        .86          .37        .38        .24        .25
------------------------------------------------------------------------------------------------
  Distribution from net
  realized gain                           1.50          .06        .73        .40         --
------------------------------------------------------------------------------------------------
Total dividends                           2.36          .43       1.11        .64        .25
------------------------------------------------------------------------------------------------
Net asset value, end of period          $35.69        33.52      26.52      21.49      15.11
------------------------------------------------------------------------------------------------
Total return (not annualized)            14.25%       28.15      28.79      46.86       (.99)
------------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                  1.19%        1.22       1.21       1.25       1.25
------------------------------------------------------------------------------------------------
Net investment income                     2.28%        2.38       2.12       1.55       1.58
------------------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                  1.19%        1.22       1.21       1.57       1.39
------------------------------------------------------------------------------------------------
Net investment income                     2.28%        2.38       2.12       1.23       1.44
------------------------------------------------------------------------------------------------


58  Financial Highlights

                                                       Eleven
                                             Year       months
                                             ended      ended       Year      Sept. 11
                                            November   November    ended         to
                                               30,        30,      Dec. 31,   Dec. 31,
CLASS B                                       1998       1997       1996       1995
---------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $33.37       26.44     21.47     19.45
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .45         .31       .19       .07
---------------------------------------------------------------------------------------
  Net realized and unrealized gain              3.75        6.84      5.72      2.41
---------------------------------------------------------------------------------------
Total from investment operations                4.20        7.15      5.91      2.48
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .56         .16       .21       .06
---------------------------------------------------------------------------------------
  Distribution from net realized gain           1.50         .06       .73       .40
---------------------------------------------------------------------------------------
Total dividends                                 2.06         .22       .94       .46
---------------------------------------------------------------------------------------
Net asset value, end of period                $35.51       33.37     26.44     21.47
---------------------------------------------------------------------------------------
Total return (not annualized)                  13.22%      27.10     27.63     12.88
---------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                        2.06%       2.12      2.20      2.00
---------------------------------------------------------------------------------------
Net investment income                           1.41%       1.48      1.13       .61
---------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        2.06%       2.12      2.31      2.35
---------------------------------------------------------------------------------------
Net investment income                           1.41%       1.48      1.02       .26
---------------------------------------------------------------------------------------


                                                        Financial Highlights  59

                                                       Eleven
                                             Year       months
                                             ended      ended       Year     Sept. 11
                                            November   November     ended       to
                                               30,        30,      Dec. 31,   Dec. 31,
CLASS C                                       1998       1997       1996       1995
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $33.38       26.45     21.48     19.45
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .45         .32       .20       .09
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain              3.79        6.83      5.72      2.41
-----------------------------------------------------------------------------------------
Total from investment operations                4.24        7.15      5.92      2.50
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .58         .16       .22       .07
-----------------------------------------------------------------------------------------
  Distribution from net realized gain           1.50         .06       .73       .40
-----------------------------------------------------------------------------------------
Total dividends                                 2.08         .22       .95       .47
-----------------------------------------------------------------------------------------
Net asset value, end of period                $35.54       33.38     26.45     21.48
-----------------------------------------------------------------------------------------
Total return (not annualized)                  13.32%      27.10     27.66     12.94
-----------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.01%       2.10      2.22      1.95
-----------------------------------------------------------------------------------------
Net investment income                           1.46%       1.50      1.11       .66
-----------------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
Expenses                                        2.01%       2.10      2.33      2.30
-----------------------------------------------------------------------------------------
Net investment income                           1.46%       1.50      1.00       .31
-----------------------------------------------------------------------------------------

                                                         Eleven
                                               Year      months
                                               ended      ended
                                              November   November
                                                30,        30,         Year ended December 31,
                                               1998       1997       1996      1995       1994
--------------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period
  (in thousands)                            $5,188,621   2,931,721   737,834    98,196     35,005
--------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                                       7%          5        10        18         12
--------------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the year ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


60  Financial Highlights

Kemper Small Cap Relative Value Fund

                                                         For the period from May 6, 1998
                                                           (commencement of operations)
                                                              to September 30, 1998
                                                       CLASS A       CLASS B         CLASS C
------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                    $9.50          9.50            9.50
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                      --          (.03)           (.03)
------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                      (1.93)        (1.93)          (1.92)
------------------------------------------------------------------------------------------------
Total from investment operations                        (1.93)        (1.96)          (1.95)
------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.57          7.54            7.55
------------------------------------------------------------------------------------------------
Total return (not annualized)                          (20.32)%      (20.63)         (20.53)
------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the Fund                            1.52%         2.40            2.37
------------------------------------------------------------------------------------------------
Net investment loss                                      (.15)%       (1.03)          (1.00)
------------------------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
Expenses                                                12.36%        16.91           12.43
------------------------------------------------------------------------------------------------
Net investment loss                                    (10.99)%      (15.54)         (11.06)
------------------------------------------------------------------------------------------------
Supplemental data for all classes
------------------------------------------------------------------------------------------------
Net assets at end of period                                                         $1,757,385
------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                     7%

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption. Per share data were determined based on average shares outstanding.


                                                        Financial Highlights  61

Kemper Small Cap Value Fund

                                                  Eleven
                                        Year       months
                                        ended      ended
                                       November   November
                                          30,        30,         Year ended December 31,
CLASS A                                  1998       1997       1996      1995       1994
-----------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                               $21.83        18.28     14.50     10.85      11.23
-----------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
  (loss)                                  .06          .05       .14      (.02)        --
-----------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                           (3.39)        3.50      4.14      4.64        .02
-----------------------------------------------------------------------------------------------
Total from investment
  operations                            (3.33)        3.55      4.28      4.62        .02
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                        --           --       .07        --         --
-----------------------------------------------------------------------------------------------
  Distribution from net
  realized gain                           .70           --       .43       .97        .40
-----------------------------------------------------------------------------------------------
Total dividends                           .70           --       .50       .97        .40
-----------------------------------------------------------------------------------------------
Net asset value, end of period         $17.80        21.83     18.28     14.50      10.85
-----------------------------------------------------------------------------------------------
Total return (not annualized)          (15.69)%      19.42     29.60     43.29        .15
-----------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                 1.42%        1.32      1.31      1.25       1.25
-----------------------------------------------------------------------------------------------
Net investment income (loss)              .25%         .51       .87      (.16)      (.03)
-----------------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                 1.42%        1.32      1.47      1.83       1.82
-----------------------------------------------------------------------------------------------
Net investment income (loss)              .25%         .51       .71      (.74)      (.61)
-----------------------------------------------------------------------------------------------


62  Financial Highlights

                                                          Eleven
                                                          months
                                             Year ended    ended      Year     Sept. 11
                                              November    November    ended       to
                                                 30,         30,     Dec. 31,   Dec. 31,
CLASS B                                         1998        1997      1996       1995
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $21.46        18.14      14.48      15.75
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (.12)        (.04)       .01       (.02)
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (3.31)        3.36       4.11       (.41)
-----------------------------------------------------------------------------------------
Total from investment operations               (3.43)        3.32       4.12       (.43)
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         --           --        .03         --
-----------------------------------------------------------------------------------------
  Distribution from net realized gain            .70           --        .43        .84
-----------------------------------------------------------------------------------------
Total dividends                                  .70           --        .46        .84
-----------------------------------------------------------------------------------------
Net asset value, end of period                $17.33        21.46      18.14      14.48
-----------------------------------------------------------------------------------------
Total return (not annualized)                 (16.45)%      18.30      28.54      (2.52)
-----------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.34%        2.34       2.12       2.00
-----------------------------------------------------------------------------------------
Net investment income (loss)                    (.67)%       (.51)       .06       (.99)
-----------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        2.34%        2.34       2.49       2.39
-----------------------------------------------------------------------------------------
Net investment loss                             (.67)%       (.51)      (.31)     (1.38)
-----------------------------------------------------------------------------------------


                                                        Financial Highlights  63

                                                          Eleven
                                                          months
                                             Year ended    ended      Year      Sept. 11
                                              November    November   ended         to
                                                 30,         30,     Dec. 31,   Dec. 31,
CLASS C                                         1998        1997      1996       1995
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $21.51        18.17      14.48      15.75
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (.12)        (.03)       .01       (.02)
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (3.30)        3.37       4.14       (.41)
-----------------------------------------------------------------------------------------
Total from investment operations               (3.42)        3.34       4.15       (.43)
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         --           --        .03         --
-----------------------------------------------------------------------------------------
  Distribution from net realized gain            .70           --        .43        .84
-----------------------------------------------------------------------------------------
Total dividends                                  .70           --        .46        .84
-----------------------------------------------------------------------------------------
Net asset value, end of period                $17.39        21.51      18.17      14.48
-----------------------------------------------------------------------------------------
Total return (not annualized)                 (16.37)%      18.38      28.77      (2.51)
-----------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.28%        2.24       2.06       1.95
-----------------------------------------------------------------------------------------
Net investment income (loss)                    (.61)%       (.41)       .12       (.94)
-----------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        2.28%        2.24       2.19       2.35
-----------------------------------------------------------------------------------------
Net investment loss                             (.61)%       (.41)      (.01)     (1.34)
-----------------------------------------------------------------------------------------

                                                      Eleven
                                            Year      months
                                            ended     ended
                                          November   November
                                             30,        30,         Year ended December 31,
                                            1998       1997       1996      1995       1994
-----------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period
  (in thousands)                          $980,411  1,263,144   273,222    31,606     6,931
-----------------------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                                  50%        83        23        86       140
-----------------------------------------------------------------------------------------------

Notes: Per share data for the year ended December 31, 1996 were determined based on average shares outstanding. Total return does not reflect the effect of any sales charges.

Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the period ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


64  Financial Highlights

Kemper U.S. Growth and Income Fund

                                                 For the period from January 30, 1998
                                                     (commencement of operations)
                                                         to September 30, 1998
                                                   CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                                            $9.50        9.50      9.50
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .07         .03       .03
--------------------------------------------------------------------------------------
  Net realized and unrealized loss                   (.38)       (.38)     (.38)
--------------------------------------------------------------------------------------
Total from investment operations                     (.31)       (.35)     (.35)
--------------------------------------------------------------------------------------
Less distributions from net investment income         .07         .03       .03
--------------------------------------------------------------------------------------
Net asset value, end of period                      $9.12        9.12      9.12
--------------------------------------------------------------------------------------
Total return (not annualized)                       (3.36)%     (3.72)    (3.71)
--------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the Fund                        1.36%       2.01      1.99
--------------------------------------------------------------------------------------
Net investment income                                1.56%        .91       .93
--------------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
Expenses                                             2.59%       3.49      3.25
--------------------------------------------------------------------------------------
Net investment income (loss)                          .33%       (.57)     (.33)
--------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                            $18,563,000
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                        93%
--------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


                                                        Financial Highlights  65

Kemper Value Fund

                                                   For the period April 16, 1998
                                                      (commencement of sale of
                                            Class A , B and C shares) to August 31, 1998
                                                 CLASS A      CLASS B       CLASS C
----------------------------------------------------------------------------------------
Net asset value, beginning of period             $25.42        $25.42        $25.42
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .07           .00           .01
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                     (4.30)        (4.31)        (4.30)
----------------------------------------------------------------------------------------
Total from investment operations                  (4.23)        (4.31)        (4.29)
----------------------------------------------------------------------------------------
Net asset value, end of period                   $21.19        $21.11        $21.13
----------------------------------------------------------------------------------------
Total return (%) (b)                             (16.64)**     (16.96)**     (16.88)**
----------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period ($ millions)               28            18             3
----------------------------------------------------------------------------------------
Ratio of operating expenses, net to average
  daily net assets (%)                             1.34*         2.12*         2.11*
----------------------------------------------------------------------------------------
Ratio of net investment income to
  average daily net assets (%)                      .86*          .03*          .08*
----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        47.0          47.0          47.0
----------------------------------------------------------------------------------------

(a)   Based on monthly average shares outstanding during the period.

(b)   Total return does not reflect the effect of any sales charges.

*     Annualized

**    Not annualized


66  Financial Highlights

Additional information about the funds may be found in the Statement of Additional Information, the Shareholder Services Guide and in shareholder reports. Shareholder inquiries may be made by calling Kemper at the toll-free telephone number listed below. The Statement of Additional Information contains more information on fund investments and operations. The Shareholder Services Guide contains more information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

--------------------------------------------------------------------------------
By Phone         Call Kemper at: 1-800-621-1048
--------------------------------------------------------------------------------
By Mail          Kemper Distributors, Inc.
                 222 South Riverside Plaza
                 Chicago, IL 60606-5808

                 or

                 Public Reference Section
                 Securities and Exchange Commission
                 Washington, D.C. 20549-6009

                 (a duplication fee is charged)
--------------------------------------------------------------------------------
In Person        Public Reference Room
                 Securities and Exchange Commission,
                 Washington, D.C.

                 (Call 1-800-SEC-0330
                 for more information).
--------------------------------------------------------------------------------
By Internet      http://www.sec.gov

                 http://www.kemper.com
--------------------------------------------------------------------------------

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file numbers:

 Kemper Contrarian Fund                            811-5385
 Kemper-Dreman Financial Services Fund             811-08599
 Kemper-Dreman High Return Equity Fund             811-5385
 Kemper Small Cap Relative Value Fund              811-08393
 Kemper Small Cap Value Fund                       811-5385
 Kemper U.S. Growth and Income Fund                811-08393
 Kemper Value Fund                                 811-1444

[PRINTED WITH SOY INK LOGO]  [RECYCLE LOGO] Printed on recycled paper

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1999

                                KEMPER VALUE FUND
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for Class A, B and C Shares (the "Shares" or "Kemper Shares") of Value Fund (the "Fund"), a diversified series of Scudder Equity Trust (the "Trust"), an open-end management investment company. It should be read in conjunction with the combined prospectus of the Kemper Shares dated February 1, 1999. The prospectus may be obtained without charge from the Fund at the address or telephone number on this cover or the firm from which this Statement of Additional Information was received.

                                 ---------------

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----
        Investment Restrictions .................................
                                                                   ----
        Investment Policies and Techniques ......................
                                                                   ----
        Dividends, Distributions and Taxes ......................
                                                                   ----
        Investment Manager and Underwriter ......................
                                                                   ----
        Portfolio Transactions ..................................
                                                                   ----
        Purchase, Redemption and Repurchase
        of Shares ...............................................
                                                                   ----
        Performance .............................................
                                                                   ----
        Officers and Trustees ...................................
                                                                   ----
        Shareholder Rights .......................................
                                                                   ----

The financial statements appearing in the Fund's 1998 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund accompanies this document. Scudder Kemper Investments, Inc. (the "Advisor") serves as the Fund's investment manager.

KEUF-13 2/99                           (RECYCLED LOGO) printed on recycled paper

INVESTMENT RESTRICTIONS

      The Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a "majority" of its outstanding voting Shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of (1) 67% of the Fund's Shares present at a meeting where more than 50% of the outstanding Shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding Shares.

The Fund has elected to be classified as a diversified series of an open-end investment company.

The Fund may not, as a fundamental policy:

      (1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

      (6) purchase physical commodities or contracts relating to physical commodities; or

      (7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

Other Investment Policies

      The Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

      As a matter of nonfundamental policy, the Fund currently does not intend to:

      (a) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

      (b) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

      (c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

      (d) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

      (e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

      (f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

      (g) lend portfolio securities in an amount greater than 5% of its total assets.

      If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

      In addition, other nonfundamental policies may be established from time to time by the Fund's Trustees and would not require the approval of shareholders.

Master/feeder fund structure. The Trust's Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

      A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

GENERAL. Value Fund seeks long-term growth of capital through investment in undervalued equity securities. This objective is not fundamental and may be changed by the Trustees without a shareholder vote. The Fund seeks to achieve its objective by investing in the equity securities of companies that, in the opinion of its Advisor, are undervalued in the marketplace in relation to current and estimated future earnings and dividends. These companies generally sell at price-earnings ratios below the market average, as defined by the Standard & Poor's Corporation 500 Composite Price Index (S&P 500).

      The Fund invests at least 80% of its assets in equity securities consisting of common stocks, preferred stocks and securities convertible into common stocks. The Fund changes its portfolio securities for long-term investment considerations and not for trading purposes.

      The Fund invests primarily in the equity securities of medium-to-large size domestic companies with annual revenues or market capitalizations of at least $600 million. The Advisor uses in-depth fundamental research and a proprietary computerized quantitative model to identify companies that are currently undervalued in relation to current and estimated future earnings and dividends. The investment process also involves an assessment of business risk, including the Advisor's analysis of the strength of a company's balance sheet, the accounting practices a company follows, the volatility of a company's earnings over time, and the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action and technological change.

      While a broad range of investments are considered, only those that, in the Advisor's opinion, are selling at comparatively large discounts to intrinsic value will be purchased for the Fund. It is anticipated that the prices of the Fund's investments will rise as a result of both earnings growth and rising price-earnings ratios over time.

      While the Fund emphasizes U.S. investments, it can invest in securities of foreign companies that meet the same criteria applicable to the Fund's domestic investments if the performance of foreign securities is believed by the Advisor to offer more potential than domestic investments.

      For capital appreciation, the Fund may use up to 20% of its assets to purchase debt securities, including zero coupon bonds. Investment-grade debt securities are those rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Advisor.

      The Fund may also purchase debt securities which are rated below investment-grade (that is, rated below Baa by Moody's or below BBB by S&P) and unrated securities of equivalent quality as determined by the Advisor, which usually entail greater risk (including the possibility of default or bankruptcy of the issues of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid and more difficult to value than securities in the higher rating categories. The Fund may invest up to 20% of its assets in such securities ("high yield/high risk securities" commonly referred to as "junk bonds") but will invest no more than 10% of its assets in securities rated B or lower by Moody's or S&P and may not invest more than 5% of its net assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Advisor. Securities rated C or D may be in default with respect to payment of principal or interest. Also, longer maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk. (See "High Yield, High Risk Securities.")

      The Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The Fund may also engage in reverse repurchase agreements. The Investment Company Act of 1940 (the "1940 Act") requires borrowings to have 300% asset coverage.

      The objective of the Fund is not fundamental and may be changed by the Trustees without a vote of shareholders. The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's objective will be achieved.

Foreign Securities. While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities of the same types as the domestic securities in which it may invest, when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives, in keeping with the investment objectives of the Fund.

      Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange") and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges although the Fund will endeavor to achieve the most favorable net results on their portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S. thereby increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Delivery of securities without payment is required in some foreign markets. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self'-sufficiency and balance of payments position.

      These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in those countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, the Fund will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Advisor, are speculative.

      Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of the assets for the Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. The Fund may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts.

      To the extent that the Fund invests in foreign securities, the Fund's share price could reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated: the strength or weakness of the U.S. dollar against foreign currencies could account for part of the Fund's investment performance.

High Yield, High Risk Securities. Below investment-grade securities (commonly referred to as "junk bonds") (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Advisor's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, may be less liquid and more difficult to value than securities in the higher ratings categories and are considered speculative. The lower the ratings of such debt securities the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

      The Fund may invest up to 20% of its assets in debt securities rated below investment-grade but will invest no more than 10% of its assets in securities rated B or lower by Moody's or by S&P and may not invest more than 5% of its assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Advisor.

      An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by the Funds. Prices and yields of high yield securities will fluctuate over time and may affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

      The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

      Credit quality in the high-yield securities market can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

      Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high yield securities see "TAXES."

Convertible Securities. The Fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. Investments in convertible securities may provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features. The Fund will limit its purchases of convertible securities to debt securities convertible into common stocks.

      The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying Shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      Convertible securities may be issued as fixed-income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONS). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

      The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Advisor may at times play a greater role in valuing these securities than in the case of unrestricted securities.

      Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Repurchase Agreements. The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

      A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the Fund acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Obligations subject to a repurchase agreement are held in a segregated account and the value of such obligations kept at least equal to the repurchase price on a daily basis.

The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Fund's custodian or in the Federal Reserve Book Entry System.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may result in loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of its sale of the securities underlying the repurchase agreement to a third party are less than the repurchase price. To protect against such potential loss, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Warrants. The Fund may invest in warrants up to 5% of the value of its net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

      Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holders of the underlying U.S. Government securities.

      The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells. (See "Dividends, Distributions and Taxes.")

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Advisor. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund.

      Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

      The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities, indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

      The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

      The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options On Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

      Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

Trustees' Power to Change Objectives and Policies. Except as specifically stated to the contrary, the objectives and policies of the Funds may be changed by the Trustees without a vote of the shareholders.


DIVIDENDS, DISTRIBUTIONS AND TAXES
TO BE UPDATED


Dividends. The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses.

The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. If it appears to be in the best interest of the Fund and its shareholders, the Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes which shareholders may then claim as a credit on their returns. (See "TAXES" hereafter.) If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. (See "TAXES" hereafter.) In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

      The Fund intends to declare in December any net realized capital gains resulting from its investment activity and any dividend from investment company taxable income. The Fund intends to distribute the December dividends and capital gains either in December or in the following January. Any dividends or capital gains distributions declared in October, November, or December with a record date in that month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent.

      Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

      Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends of the Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of the Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of the Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same class of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


Taxes. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute and has qualified as such from its inception. The Fund intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision of management or investment practices or policies.

      A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain in excess of net long-term capital loss) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

      Investment company taxable income generally is made up of dividends, interest, and net short-term capital gains in excess of net long-term capital losses, less expenses. Net capital gains (the excess of net long-term capital gain over net short-term capital loss) are computed by taking into account any capital loss carryforward of the Fund. Presently, the Fund has no capital loss carryforward.

      The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions at least equal to the sum of 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses as prescribed in the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Distributions of investment company taxable income are taxable to shareholders as ordinary income.

      Dividends from domestic corporations are expected to comprise a substantial part of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the dividends received deduction for corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than 46 days.

      Distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as long-term capital gain distributions during such six-month period.

      If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), will be able to claim a relative share of the federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liabilities, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between a pro-rata share of such gains and the individual tax credit. However, retention of such gains by the Fund may cause the Fund to be liable for an excise tax on all or a portion of those gains.

      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

      All distributions of investment company taxable income and net realized capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Redemptions of shares, including exchanges for shares of another Kemper Mutual fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

      An individual may make a deductible IRA contribution for any taxable year only if (i) the individual is not an active participant in an employer's retirement plan, or (ii) if the individual is an active participant of an employee retirement plan, the individual has an adjusted gross income below a certain level ($50,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $50,000 and $60,000; $30,000 for a single individual, with a phase-out for adjusted gross income between $30,000 and $40,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,250 to IRAs for an individual and his or her nonearning spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, contributions may be made to a spousal IRA even if the spouse has earnings in a given year, if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

      If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Indeed, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

      Distributions by the Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

      If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

      The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. Any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

      Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e. long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on the Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

      If the Fund writes a covered call option on portfolio stock, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

      Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by a Fund.

      Many or all futures and forward contracts entered into by a Fund and many or all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on foreign currencies and options on securities indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last day of the Funds' fiscal year (as well as on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were sold at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options, and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

      Positions of the Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or nonequity option or other position governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position may be treated as a "mixed straddle." Mixed straddles are subject to the straddle rules of Section 1092 of the Code and may result in the deferral of losses if the non-Section 1256 position is in an unrealized gain at the end of a reporting period.

      Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

      Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

      A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level. In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      Income received by the Fund from sources within a foreign country may be subject to foreign and other withholding taxes imposed by that country. Because the amount of the Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

      The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.

      Shareholders may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. By January 31 of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

      The Trust is organized as a Massachusetts business trust. Neither the Trust nor the Fund is expected to be liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund qualifies as a regulated investment company under the Code.

      A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. Thus, investors should consider the tax implications of buying shares just prior to a dividend. The price of shares purchased at that time includes the amount of the forthcoming dividend, which nevertheless will be taxable to them.

      After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

      When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

      The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

      Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Advisor"), 345 Park Avenue, New York, New York, is the Fund's investment manager. Scudder Kemper is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. The balance of the Advisor is owned by its officers and employees. Pursuant to an investment management agreement, Scudder Kemper acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The investment management agreement provides that the Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are officers or employees of Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.

      At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and former investment manager of the Fund, and Scudder changed it name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Advisor, with the balance owned by the Advisor's officers and employees.

      On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholder initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.


      Upon consummation of this transaction, the Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and was approved by shareholders at a special meeting that concluded in December 1998.


      The investment management agreement provides that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

      The Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and
(b) by the shareholders or the Board of Trustees. The Fund's investment management agreement may be terminated at any time for a Portfolio upon 60 days notice by either party, or by a majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment. If additional Portfolios become subject to the investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Portfolio-by-Portfolio basis. Additional Portfolios may be subject to a different agreement.


      Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

      The Investment Management Agreement between the Trust, on behalf of Value Fund, and Scudder was last approved by the Trustees on September 4, 1996 and by the initial shareholders of the Fund on December 30, 1992. Because the transaction between Scudder and Zurich resulted in the assignment of the Fund's investment management agreement with Scudder, these agreements were deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, new investment management agreements between the Fund and the Advisor were approved by the Trust's Trustees. At the special meetings of the Fund's shareholders held on October 27, 1997, the shareholders also approved proposed new investment management agreements. The new investment management agreement (the "Agreement") became effective as of December 31, 1997 and will be in effect for an initial term ending on September 30, 1998. The Agreement is in all material respects on the same terms as the previous investment management agreement which it supersedes. The Agreement incorporates conforming changes which promote consistency among all of the funds advised by the Advisor and which permit ease of administration. The Agreement will continue in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Trustees or by a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

      Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased for the portfolio of that Fund, which portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Declaration of Trust and By-Laws, of the 1940 Act and the Code, and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of a Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

      The Advisor renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agents, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Funds in the conduct of its business, subject to the direction and control of the Trustees.

      The Advisor pays the compensation and expenses (except those for attending Board and Committee meetings outside New York, New York or Boston, Massachusetts) of all Trustees, officers and executive employees of the Trust affiliated with the Advisor and makes available, without expense to the Fund, the services of the Advisor's directors, officers, and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's office space and facilities and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work.

      For the Advisor's services, the Fund pays the Advisor an annual fee equal to 0.70% of average daily net assets on the first $500 million in assets, and 0.65% of average daily net assets that exceed $500 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the fiscal years ended September 30, 1996, 1997 and 1998, the Advisor did not impose a portion of its management fees amounting to $43,951 and $59,309 respectively and the amounts imposed amounted to $508,822 and $1,073,855. The Advisor voluntarily agreed to waive management fees or reimburse the Fund to the extent necessary so that the total annualized expenses of the Fund did not exceed 1.25% of the average daily net assets until July 31, 1997. For the fiscal year ended September 30, 1998, the amount imposed amounted to $3,214,035, of which $338,473 is unpaid at September 30, 1998. The Advisor retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease the Fund's expenses and improve its performance.




      The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

      In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, Trustees who are not "interested persons" of the Trust are represented by independent counsel at the Fund's expense.



      Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

      The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

      None of the officers or Trustees of the Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Fund.

Personal Investments by Employees of the Advisor

   Employees of the Advisor are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Advisor's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, B and C shares of the Fund and acts as agent of the Fund in the continuous offering of its Shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of Shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

      The distribution agreement dated September 7, 1998, continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Trustees or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the distribution agreement or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The distribution agreement may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the distribution agreement.

CLASS A SHARES. KDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of Class A shares and pays out a portion of this sales charge or allows concessions or discounts to firms for the sale of the Fund's Class A shares.


The following information concerns the underwriting commissions paid in connection with the Fund's Class A shares for the fiscal period of April 16, 1998 (inception of Class A shares) through September 30, 1998.

                                         Commissions             Commissions
 Fiscal          Commissions              KDI Paid               Paid to KDI
  Year         Retained by KDI          to All Firms           Affiliated Firms
  ----         ---------------          ------------           ----------------

  1998            $1,446                   351,886                    0


CLASS B SHARES. For its services under the Rule 12b-1Plan, KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges received on redemptions of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

CLASS C SHARES. For its services under the Rule 12b-1 Plan , KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charges--Class C Shares."

RULE 12B-1 PLANS. Since the Rule 12b-1 Plan provides for fees payable as an expense of each of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, each agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of the investment and may cost more than other types of sales charges. The Fund's Rule 12b-1 Plan is separate from its distribution agreement.


The table below shows the amount paid in connection with the Fund's Rule 12b-1 Plan for the 1998 fiscal year:


Distribution Expenses Incurred by         Distribution Paid by Fund to KDI        Contingent Deferred Sales
KDI                                                                               Charge Paid to KDI
Class B              Class C              Class B             Class C             Class B    Class C
$715,095             11,092               28,037              4,063               7,480      127


If a Rule 12b-1 Plan (the "Plan") for a class is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to such Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred. (See "Principal Underwriter" for more information.)


Expenses of the Fund and of KDI, in connection with the Rule 12b-1 Plans for the Class B and Class C shares for the period April 16, 1998 (establishment of the Kemper Shares) through September 30, 1998:. A portion of the marketing, sales and operating expenses shown below could be considered overhead expenses.

                                                                                    Other Distribution Expenses paid by KDI
                                                                                    ---------------------------------------
                                 Contingent        Total       Distribution
                 Distribution   Deferred Sales  Distribution  Paid by KDI to  Advertising             Marketing    Misc.
         Fiscal  Fees Paid by    Charges Paid   Fees Paid by  KDI Affiliated     and      Prospectus  and Sales  Operating  Interest
          Year   Fund to KDI      to KDI        KDI to Firms      Firms       Literature   Printing   Expenses   Expenses   Expenses
          ----   -----------      ------        ------------      -----       ----------   --------   --------   --------   --------

Class B  1998      $28,037          9,480         674,408          0            11,890       1,657     36,916     12,606     15,135
Shares

Class C  1998       $4,063            127           2,833          0             1,880         273      5,906      7,228        161
Shares


ADMINISTRATIVE SERVICES. Administrative services are provided to the Shares under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. The Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of the Fund.

      KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI.


The following information concerns the administrative services fee paid by the Fund to KDI for the period April 16, 1998 (establishment of the Kemper Shares) through September 30, 1998:

     Administrative Service Fees Paid by the Fund
     --------------------------------------------
                                                        Total Service Fees Paid   Service Fees Paid by KDI to
Fiscal Year      Class A       Class B       Class C        by KDI to Firms           KDI Affiliated Firms
-----------      -------       -------       -------        ---------------           --------------------

   1998         $11,901          9,334       1,346              22,581                          0


      KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services listed on the Fund's records, and it is intended that KDI will pay all the administrative services fee that it receives from the Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides administrative services. The Board of Trustees of the Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

      Certain trustees or officers of the Trust are also directors or officers of the Advisor or KDI, as indicated under "Officers and Trustees."


FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset values for the Fund. The Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal year ended September 30, 1998, Value Fund, consisting of multiple classes of shares, incurred annual fees of $107,935, of which $12,046 was unpaid at September 30, 1998. For the fiscal year ended September 30, 1997, Value Fund, which did not consist of multiple classes of shares during such period, incurred annual fees of $50,128, of which $5,562 was unpaid at September 30, 1997.


CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. State Street Bank and Trust Company ("State Street"), as custodian, has custody of all securities and cash of the Fund held outside the United States and of all securities and cash of the Fund. The Custodian attends to the collection of principal, income and payment for and collection of proceeds of securities bought and sold by the Fund. Kemper Services Company ("KSvC"), an affiliate of the Advisor, is also transfer agent for the Kemper Shares, shareholder service agent and dividend paying agent. KSvC receives as transfer agent annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B Shares only) and out-of-pocket expense reimbursement.



INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Financial Highlights of the Fund included in the Shares' prospectus and the Financial Statements incorporated by reference in this Statement of Additional

Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers, L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing.

PORTFOLIO TRANSACTIONS

Brokerage

      Allocation of brokerage may be placed by the Adviser.

      The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

      The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

      When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

      In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of the Fund or other funds managed by the Adviser.

      To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

      Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

      The Trustees of the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

      The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective. Under normal investment conditions, it is anticipated that the portfolio turnover rate in the Fund's initial fiscal year will not exceed 100%.


      For the fiscal years ended September 30, 1996, 1997 and 1998, Value Fund paid brokerage commissions of $181,652, $273,545 and $354,337 respectively. For the fiscal year ended September 30, 1998, the Fund paid brokerage commissions of $344,034 (97.09% of the total brokerage commissions paid), resulting from orders placed consistent with the policy of seeking to obtain the most favorable net results for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Advisor. The amount of such transactions aggregated $352,379,408 (89.85% of all brokerage transactions). The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or any other special factors.


Portfolio Turnover


      For the fiscal years ended September 30, 1996, 1997 and 1998, Value Fund had an annualized portfolio turnover rate of 90.8%, 47.4% and 47.0%, respectively. Higher levels of activity by the Fund results in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objectives.


NET ASSET VALUE

      The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

With respect to the Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.


Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.


PURCHASE, REDEMPTION AND REPURCHASE OF SHARES

PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                          Annual 12b-1 Fees
                                                         (as a % of average
                             Sales Charge                 daily net assets)        Other Information
                             ------------                 -----------------        -----------------

     Class A     Maximum initial sales charge of                None            Initial sales charge
                 5.75% of the public offering price                             waived or reduced for
                                                                                certain purchases (1)

     Class B     Maximum contingent deferred sales              0.75%           Shares convert to
                 charge of 4% of redemption                                     Class A shares six
                 proceeds; declines to zero after                               years after issuance
                 six years

     Class C     Contingent deferred sales charge of            0.75%           No conversion feature
                 1% of redemption proceeds for
                 redemptions made during first year
                 after purchase

-------------------
(1) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

The minimum initial investment for each of class A, B and C of the Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE--Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                Sales Charge
                                                                ------------
                                                                                   Allowed to Dealers
                                         As a Percentage of   As a Percentage of   as a Percentage of
           Amount of Purchase              Offering Price      Net Asset Value*      Offering Price
           ------------------              --------------      ----------------      --------------

     Less than $50,000...............           5.75%               6.10%                5.20%
     $50,000 but less than $100,000..           4.50                4.71                 4.00
     $100,000 but less than $250,000.           3.50                3.63                 3.00
     $250,000 but less than $500,000.           2.60                2.67                 2.25
     $500,000 but less than $1 million          2.00                2.04                 1.75
     $1 million and over.............            .00**               .00**                ***

----------
*   Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commission is payable by KDI as discussed below.

The Fund receives the entire net asset value of all its shares sold. KDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of Shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund or of any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such Shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to Shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such Shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in Shares of the Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares at net asset value through reinvestment programs of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value through certain investment advisors registered under the 1940 Act and other financial services firms that adhere to certain standards established by KDI, including a requirement that such Shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such Shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in Shares of the Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of Shares of the Fund sold under the following conditions: (i) the purchased Shares are held in a Kemper IRA account, (ii) the Shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell Shares of the Fund. Non cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell during specified time periods certain minimum amounts of shares of the Fund, or other Fund underwritten by KDI.

Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value per share of the Fund next determined after receipt in good order by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by KDI prior to the close of its business day will be confirmed at a price based on the net asset value per Share effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase, Redemption and Repurchase of Shares" herein.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's Shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This statement of additional information should be read in connection with such firms' material regarding their fees and services.

The Fund reserves the right to withdraw all or any part of the offering made by this statement of additional information and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

TAX IDENTIFICATION NUMBER. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this statement of additional information.

      As described herein, Fund Shares are sold at their public offering price, which is the net asset value per such shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for each of class A, B and C is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates. An order for the purchase of Shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

      Upon receipt by the Shareholder Service Agent of a request for redemption, Shares of the Fund will be redeemed by the Fund at the applicable net asset value per share of the Fund as described herein.

      Scheduled variations in or the elimination of the initial sales charge for purchases of Class A Shares or the contingent deferred sales charge for redemptions of Class B or Class C Shares by certain classes of persons or through certain types of transactions as described herein are provided because of anticipated economies of scale in sales and sales-related efforts.
""

      The net asset value per Share of the Fund is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of Shares of that class outstanding. The per share net asset value of the Class B and Class C Shares of the Fund will generally be lower than that of the Class A Shares of the Fund because of the higher expenses borne by the Class B and Class C Shares. The net asset value of Shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI") to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the

Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason. The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI") to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require the Fund to redeem his or her Shares. When Shares are held for the account of a shareholder by the Kemper Shares' transfer agent, the shareholder may redeem such Shares by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for Shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. The repurchase price will be the net asset value per Share of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value per Share (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in Shares being redeemed that day at the net asset value per Share of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such Shares have been owned for at least 10 days. Account holders may not use this privilege to redeem Shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of Shares of a shareholder (including a registered joint owner) who has died; (d) redemption of Shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the Shares redeemed, excluding amounts not subject to the charge.

                                                      Contingent
                                                       Deferred
          Year of Redemption After Purchase          Sales Charge
          ---------------------------------          ------------
          First.............................             4%
          Second............................             3%
          Third.............................             3%
          Fourth............................             2%
          Fifth.............................             2%
          Sixth.............................             1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the Shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features--Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, (g) for redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Kemper Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and has agreed to receive such fees quarterly, and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year and administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in May 1998 will be eligible for the second year's charge if redeemed on or after May 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value per Share at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Funds. A shareholder of the Fund or other Kemper Funds who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value per Share at the time of the reinvestment, in the same class of shares as the case may be, of the Fund or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed Shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such Shares, at net asset value in Class A shares of the Fund or of the other Kemper Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific Shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in Shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

REDEMPTION IN KIND. Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Share at the beginning of the period.

SPECIAL FEATURES

CLASS A SHARES--COMBINED PURCHASES. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value+ Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust, Kemper Securities Trust, Kemper Aggressive Growth Fund, Kemper Value Fund, Kemper Global Discovery Fund, and Kemper Classic Growth Fund ("Kemper Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered a "Kemper Fund" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Funds", (b) all classes of shares of any Kemper Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in this statement of additional information, also apply to the aggregate amount of purchases of such Kemper Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included for this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below.

CLASS A SHARES. Class A shares of the Kemper Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in this statement of additional information. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

CLASS B SHARES. Class B shares of the Fund and Class B shares of any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

CLASS C SHARES. Class C shares of the Fund and Class C shares of any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, such Shares received by exchange the cost and purchase date of the Shares that were originally purchased and exchanged.

GENERAL. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange through another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

      The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash.

The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described herein.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem Shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request.

EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value per such Share plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional Shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the Shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.



PERFORMANCE

      The Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for each of Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Fund. A Fund with fees or expenses being waived or absorbed by the Advisor may also advertise performance information before and after the effect of the fee waiver or expense absorption.

      The Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These measures of performance are described below. Performance information will be computed separately for each class.

      Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the class' shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. Average annual return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B shares or Class C shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual return calculated in accordance with this formula does not take into account any required payments for federal of state income taxes. Such quotations for Class B shares for periods over six years will reflect conversion of such shares to Class A shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.


         Average Annual Total Return for period ended September 30, 1998
         ---------------------------------------------------------------
                     (Adjusted for the maximum sales charge)
                     ---------------------------------------

                               1-Year   5-Year   Life of Fund(1)
                               ------   ------   ---------------

Class A shares                 -7.71%   14.70%       14.83%

Class B shares                 -5.02    15.83        15.81

Class C shares                 -2.08    16.07        16.01

(1) Class A, B, and C shares were first offered by the fund on April 16, 1998. Prior to that date, the fund consisted of one class of shares which, on that date, were re-designated as Class S shares of the fund. Returns shown for Class A, B, and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of Value fund during such periods and have been adjusted to reflect the current maximum 5.75% initial sales charge for Class A shares or the maximum contingent deferred sales charge, if any, currently applicable to Class B and C shares.


      Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares or Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charges were included.

      The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. The Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C shares are sold at net asset value. Redemption of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

      The Fund's performance may be compared to that of the Consumer Price Index or various unmanaged indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's Financial Services Index, the Standard & Poor's 500 Composite Stock Price Index, the Russell 1000(R) Index, the Russell 1000(R) Growth Index, the Wilshire Large Company Growth Index, the Wilshire 750 Mid Cap Company Growth Index, the Standard & Poor's/Barra Value Index, the Standard & Poor's/Barra Growth Index, the Russell 1000(R) Value Index, the Europe/Australia/Far East Index, International Finance Corporation's Latin America Investable Return Index, the Morgan Stanley Capital International World Index, the J.P. Morgan Global Traded Bond Index, and the Salomon Brothers World Government Bond Index. The performance of the Fund may also be compared to the performance of other mutual funds or mutual fund indices with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

      There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's Corporation 500 Stock Index are indices of common stocks which are considered to be generally representative of the U.S. stock market. The Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets. The foregoing indices are unmanaged. The net asset value and returns of the Fund will fluctuate.

      Investors may want to compare the performance of the Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

      Investors also may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

      Investors may want to compare the performance of the Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, Financial Data Inc.'s Money Fund Averages(R) (All Taxable). As reported by Financial Data Inc., all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

      Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market fund and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC Financial Data Inc.'s Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

      The Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. The relative performance of growth stocks versus value stocks may also be discussed.

      Because some of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

      The Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

      The Fund's returns and net asset value will fluctuate. Shares of a class of the Fund are redeemable by an investor at the then current net asset value of such Shares, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning the Fund's performance appears in the Statement of Additional Information. Additional information about the Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the Fund.

OFFICERS AND TRUSTEES

The officers and trustees of the Trust, their ages, their principal occupations and other affiliations, if any, with the Advisor and Kemper Distributors, Inc. are as follows:


                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
-----------                           ----------            ------------                       --------------
Daniel Pierce (64)*#+                 President and         Managing Director of Scudder       --
                                      Trustee               Kemper Investments, Inc.

Paul Bancroft III (68)                Trustee               Venture Capitalist and             --
1120 Cheston Lane                                           Consultant; Retired President
Queenstown, MD                                              and Chief Executive Officer of
                                                            Bessemer Securities Corporation

Sheryle J. Bolton (52)                Trustee               Chief Executive Officer and        --
Scientific Learning Corporation                             Director, Scientific Learning
1995 University Avenue                                      Corporation; Former President
Suite 400                                                   and Chief Operating Officer,
San Francisco, CA  94704                                    Physicians Online, Inc.
                                                            (electronic transmission of
                                                            clinical information for
                                                            physicians (1994-1995); Member,
                                                            Senior Management Team,
                                                            Rockefeller & Co. (1990-1993)

William T. Burgin (55)                Trustee               General Partner, Bessemer
85 Walnut Street                                            Venture Partners; General
Wellesley, MA  02481-2101                                   Partner, Deer & Company;
                                                            Director, James
                                                            River Corp.;
                                                            Director of Galile
                                                            Corp.; Director of
                                                            various privately
                                                            held companies.

Keith R. Fox (44)                     Trustee               Private Equity Investor, Exeter    --
Exeter Capital Management                                   Capital Management Corporation
Corporation
10 East 53rd Street
New York, NY 10022

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
-----------                           ----------            ------------                       --------------
William H. Luers (69)                 Trustee               President, The Metropolitan
The Metropolitan Museum of Art                              Museum of Art (1986 to present)
1000 Fifth Avenue
New York, NY  10028

Wilson Nolen (71)                     Honorary Trustee      Consultant, June 1989 to           --
1120 Fifth Avenue                                           present, Corporate Vice
New York, NY  10128-0144                                    President of Becton, Dickinson &
                                                            Company (manufacturer of medical
                                                            and scientific products), from
                                                            1973 to June 1989

Kathryn L. Quirk(45)*#++              Trustee, Vice         Managing Director of Scudder       Senior Vice President,
                                      President and         Kemper Investments, Inc.           Chief Legal Officer and
                                      Assistant Secretary                                      Assistant Clerk

Joan E. Spero (54)                    Trustee               President, The Doris Duke
Doris Duke Charitable Foundation                            Charitable Foundation (1997 to
650 Fifth Avenue- 19th Floor                                present), Undersecretary of
New York, NY 10019                                          State for Economic, Business,
                                                            and Agricultural Affairs
                                                            (1993-1997)

Thomas J. Devine (71)                 Honorary Trustee      Consultant
450 Park Avenue
New York, NY 10022

Robert G. Stone, Jr. (75)             Honorary Trustee      Chairman Emeritus  and Director,   --
405 Lexington Avenue                                        Kirby Corporation (inland and
39th Floor                                                  offshore marine transportation
New York, NY  10174                                         and diesel repairs)

Donald E. Hall (46)@                  Vice President        Managing Director of Scudder       --
                                                            Kemper Investments, Inc.

Thomas W. Joseph (58)+                Vice President        Senior Vice President of Scudder   --
                                                            Kemper Investments, Inc.

Ann M. McCreary (48)++                Vice President        Managing Director of Scudder
                                                            Kemper Investments, Inc.

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
-----------                           ----------            ------------                       --------------
Kathleen T. Millard (37)++            Vice President        Managing Director of Scudder       --
                                                            Kemper Investments, Inc.

Thomas F. McDonough (52)+             Vice President and    Senior Vice President of Scudder   Clerk
                                      Secretary             Kemper Investments, Inc.

Caroline Pearson (36)+                Assistant Secretary   Director of Mutual Fund            --
                                                            Administration, Scudder Kemper
                                                            Investments, Inc.; Associate,
                                                            Dechert Price & Rhoades (law
                                                            firm) 1989-1997

John R. Hebble (40)+                  Treasurer             Senior Vice President of Scudder   --
                                                            Kemper Investments, Inc.


* Mr. Pierce and Ms. Quirk are considered by the Trust and its counsel to be persons who are "interested persons" of the Advisor or of the Trust (within the meaning of the 1940 Act).
** Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
# Mr. Pierce and Ms. Quirk are members of the Executive Committee, which may exercise all of the powers of the Trustees when they are not in session.
+     Address: Two International Place, Boston, Massachusetts
++    Address: 345 Park Avenue, New York, New York
@     Address: 333 South Hope Street, Los Angeles, California


      As of December 31, 1998, all Trustees and officers of the Trust as a group owned beneficially (as that term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of the Kemper Shares of Value Fund, and no person owned of record more than 5% of the Kemper shares in the fund, except as stated below.

Name and Address                                 Class             Percentage
----------------                                 -----             ----------

National Financial Svcs Corp.,                     A                  6.20
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                          A                  8.76
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

National Financial Svcs Corp.,                     B                 10.86
200 Liberty Street
New York, NY  10281

Name and Address                                 Class             Percentage
----------------                                 -----             ----------

Donaldson Lufkin Jenrette                          B                 12.19
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

National Financial Svcs Corp.,                     C                  8.71
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                          C                  7.59
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

J.C. Bradford & Co. Cust FBO                       C                 26.00
330 Commerce St.,
Nashville, TN  37201




      The Trustees and officers of the Trust also serve in similar capacities with respect to other Scudder funds.

REMUNERATION

Responsibilities of the Board--Board and Committee Meetings

      The Board of Trustees is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with the Advisor. These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

      The Board of Trustees meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Advisor and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Independent Trustees.

      All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects each Fund's independent public accountants and reviews accounting policies and controls.

Compensation of Officers and Trustees

      The Independent Trustees receive the following compensation from each
Fund: an annual trustee's fee of $4,000; a fee of $400 for attendance at each Board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between each Fund and the Advisor or any affiliate of the Advisor; $150 for any other committee meeting (although in some cases the Independent Trustees have waived committee meeting fees); and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Trustee for travel time to meetings or other activities.

      The Independent Trustees may also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1997 from the Trust and from all of Scudder funds as a group.




                                          Value Equity Trust*                        All Scudder Funds
                                          -------------------                        -----------------

                                      Paid by             Paid by          Paid by                Paid by
       Name                          the Trust         the Adviser(1)     the Funds           the Adviser(1)
       ----                          ---------         --------------     ---------           --------------
       Paul Bancroft III,             $14,750               $850         $174,200 (23       $ 8,925 (23 funds)
       Trustee                                                              funds)

       Sheryle J. Bolton,             $14,750              $0.00         $149,050 (23         $0.00 (23 funds)
       Trustee**                                                            funds)

       William T. Burgin,             $14,750               $850         $150,950 (23        $8,925 (23 funds)
       Trustee                                                              funds)

       Thomas J. Devine,              $16,650               $850         $178,000 (24        $8,925 (24 funds)
       Honorary Trustee+                                                    funds)

       Keith R. Fox, Trustee          $17,150               $850         $172,350 (21        $8,925 (21 funds)
                                                                            funds)

       William H. Luers,              $13,250               $850         $157,050 (24        $8,925 (24 funds)
       Trustee**                                                            funds)

       Wilson Nolen, Honorary         $14,750               $850         $189,075 (24        $6,375 (24 funds)
       Trustee+                                                             funds)

       Joan E. Spero,***               $2,685              $0.00          $29,736 (21         $0.00 (21 funds)
       Trustee                                                              funds)

       Robert G. Stone, Jr              $0.00              $0.00          $8,000# (1          $0.00 (1 fund)
       Honorary Trustee                                                      fund)

(1) The Adviser paid the compensation to the Trustees for meetings associated with the Adviser's alliance with Zurich Insurance Company. See "Investment Adviser" for additional information.
* Value Equity Trust consists of two funds: Scudder Large Company Value Fund and Value Fund.
**    Elected as Trustee of the Trust in October 1997.
***   Elected as Trustee of the Trust in September 1998.
+ Elected as an Honorary Trustee in December 1998, after serving as a Trustee.
#     Includes pension or retirement benefits received as Director of The Japan
      Fund.

      Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.




SHAREHOLDER RIGHTS

The Fund is a diversified series of Value Equity Trust (the "Trust"), an open-end management investment company registered under the 1940 Act. The Trust's predecessor was organized as a Delaware corporation in May 1966. The Trust was reorganized as a Massachusetts business trust in October, 1985. As used herein, the name Kemper Value Fund also means Value Fund.

The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having a par value of $.01, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of the Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust may offer multiple Portfolios, it is known as a "series company." Currently, the Trust offers four classes of shares of the Fund. These are Class A, Class B, Class C and Scudder Shares. Shares of a Portfolio have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of the Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

The Fund's activities are supervised by the Trust's Board of Trustees. The Trust is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment management contract. Subject to the Declaration of Trust and By Laws of the Trust, shareholders may remove Trustees. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act;
(c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

      Any matter shall be deemed to have been effectively acted upon with respect to a Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Trust's Declaration of Trust. As used in the Shares' Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's Shares represented at a meeting if the holders of more than 50% of the outstanding Shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding Shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the Shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding Shares of the portfolio are present in person or by proxy, or
(ii) more than 50% of the outstanding Shares of the portfolio.

      Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the Shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

      Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

      The Trust's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

      Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

      The assets of the Trust received for the issue or sale of the Shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the Shares of any series are entitled to receive as a class the underlying assets of such Shares available for distribution to shareholders.

      Further, the Trust's Board of Trustees may determine, without prior shareholder approval, in the future that the objectives of the Fund would be achieved more effectively by investing in a master fund in a master/feeder fund structure.

ADDITIONAL INFORMATION

Other Information

      The CUSIP number of each class of the Fund is Class A, 8114T-30-7; Class B, 81114T-40-6; and Class C, 8114T-50-5.

      The Fund has a fiscal year ending September 30.

      Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

      Portfolio securities of the Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

      The law firm of Dechert Price & Rhoads is counsel to the Fund.

The name "Value Equity Trust" is the designation of the Trust for the time being under a Declaration of Trust dated October 16, 1985, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents, shareholders nor other series of the Trust assume any personal liability for obligations entered into on behalf of the Fund. No other series of the Trust assumes any liabilities for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

      The Fund's Kemper Shares prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

      The financial statements, including the investment portfolio of the Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Trust dated September 30, 1998, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

      Effective April 16, 1998, the Trust's Board of Trustees approved a name change of the Fund from Scudder Value Fund to Value Fund. In addition, the Board of Trustees has subdivided the Fund into classes. Shares of the Fund outstanding on such date were redesignated as Scudder Shares of the Fund. The financial statements incorporated herein reflect the investment performance of the Fund prior to the aforementioned redesignation of shares.

APPENDIX

      The following is a description of the ratings given by Moody's and Standard & Poor's to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

      Standard & Poor's:

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

      Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal in the event of adverse business, financial, or economic conditions. It is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Moody's:

      Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               VALUE EQUITY TRUST

                            PART C. OTHER INFORMATION


   Item 23.      Exhibits.
   --------      ---------

     (a)            (1)                     Amended and Restated Declaration of Trust dated March 17, 1988.
                                            (Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                    (2)                     Establishment and Designation of Series dated December 15, 1986.
                                            (Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No.
                                            25 to the Registration statement.)

                    (3)                     Amended Establishment and Designation of Series dated May 4, 1987.
                                            (Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                    (4)                     Certificate of Amendment dated December 13, 1990.
                                            (Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                    (5)                     Establishment and Designation of Series dated October 6, 1992.
                                            (Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                    (6)                     Redesignation of Series by the Registrant on behalf of Scudder Capital
                                            Growth Fund, dated December 2, 1996.
                                            (Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                    (7)                     Establishment and Designation of Classes of Shares of Beneficial Interest,
                                            $0.01 Par Value - Kemper A, B & C Shares, and Scudder Shares.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

                    (8)                     Redesignation of Series, Scudder Value Fund to Value Fund.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

     (b)            (1)                     By-Laws as of October 16, 1985.
                                            (Incorporated by reference to Exhibit 2(a) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                    (2)                     Amendment to the By-Laws of Registrant as amended through December 9, 1985.
                                            (Incorporated by reference to Exhibit 2(b) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                    (3)                     Amendment to the Registrant's By-Laws dated December 12, 1991.
                                            (Incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                    (4)                     Amendment to the Registrant's By-Laws dated September 17, 1992.
                                            (Incorporated by reference to the Exhibit 2(d) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)


     (c)                                    Inapplicable.

     (d)            (1)                     Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Large Company Value Fund, and Scudder Kemper Investments, Inc. dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

                    (2)                     Investment Management Agreement between the Registrant, on behalf of Value
                                            Fund, and Scudder Kemper Investment, Inc. dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

                    (3)                     Investment Management Agreement between the Registrant on behalf of Scudder
                                            Select S&P 500 Fund and Scudder Kemper Investments, Inc., dated March 31,
                                            1999, to be filed by amendment.

                    (4)                     Investment Management Agreement between the Registrant on behalf of Scudder
                                            Select Russell 1000 Growth Fund and Scudder Kemper Investments, Inc., dated
                                            March 31, 1999, to be filed by amendment.

     (e)            (1)                     Underwriting and Distribution Services Agreement between the Registrant, on behalf of Value Fund, and Kemper Distributors, Inc. dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

                    (2)                     Underwriting Agreement between the Registrant and Scudder Investor Services,
                                            Inc. dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

     (f)                                    Inapplicable.

     (g)            (1)                     Custodian Agreement between the Registrant  and State Street Bank and Trust
                                            Company ("State Street Bank") dated October 1, 1982.
                                            (Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                   (1)(a)                   Fee schedule for Exhibit (g)(1).
                                            (Incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.

                    (2)                     Amendment to Custodian Contract dated March 31, 1986.
                                            (Incorporated by reference to Exhibit 8(a)(3) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                    (3)                     Amendment to Custodian Contract dated October 1, 1982.
                                            (Incorporated by reference to Exhibit 8(a)(4)to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                    (4)                     Amendment to Custodian Contract dated September 16, 1988.
                                            (Incorporated by reference to Exhibit 8(a)(5) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                       2

                    (5)                     Amendment to Custodian Contract dated December 13, 1990.
                                            (Incorporated by reference to Exhibit 8(a)(6) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                   (5)(a)                   Fee schedule for Exhibit (g)(5) dated August 1, 1994.
                                            (Incorporated by reference to Exhibit 8(a)(7) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                    (6)                     Agency Agreement between State Street Bank and trust Company and The Bank of
                                            New York, London office dated January 1, 1979.
                                            (Incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                    (7)                     Subcustody Agreement between State Street Bank and the Chase Manhattan Bank,
                                            N.A. dated September 1, 1986.
                                            (Incorporated by reference to Exhibit 8(c)(1) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

     (h)            (1)                     Transfer Agency and Service Agreement between the Registrant and Scudder
                                            Service Corporation dated October 2, 1989.
                                            (Incorporated by reference to Exhibit 9(a)(1) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                   (1)(a)                   Fee schedule for Exhibit (h)(1).
                                            (Incorporated by reference to Exhibit 9(a)(2) to Post Effective Amendment
                                            No. 25 to the Registration Statement.)

                   (1)(b)                   Form of revised fee schedule for Exhibit (h)(1).
                                            (Incorporated by reference to Exhibit 9(a)(3) to Post-Effective Amendment
                                            No. 23 to the Registration Statement.)

                    (2)                     Agency Agreement between the Registrant on behalf of Value Fund and Kemper
                                            Service Company dated April 1998.
                                            (Incorporated by reference to Post-Effective No. 30 to the Registration
                                            Statement.)

                    (3)                     COMPASS Service Agreement between Scudder Trust Company and the Registrant dated October 1, 1995.
                                            (Incorporated by reference to Exhibit 9(b)(3)to Post-Effective Amendment No.
                                            24 to this Registration Statement.)

                    (4)                     Shareholder Services Agreement between the Registrant and Charles Schwab &
                                            Co., Inc. dated June 1, 1990.
                                            (Incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                    (5)                     Service Agreement  between Copeland Associates, Inc. and Scudder Service
                                            Corporation, on behalf of Scudder Equity Trust, dated June 8, 1995.
                                            (Incorporated by reference to Exhibit 9(c)(1) to Post-Effective Amendment
                                            No. 23 to this Registration Statement.)

                    (6)                     Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder Capital Growth Fund, and Scudder Fund Accounting Corporation dated
                                            October 19, 1994.
                                            (Incorporated by reference to Exhibit 9(e)(1) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                       3

                    (7)                     Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder Value Fund, and Scudder Fund Accounting Corporation dated October
                                            24, 1994.
                                            (Incorporated by reference to Exhibit 9(e)(2) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                    (8)                     Special Servicing Agreement dated November 15, 1996 between Scudder Pathway
                                            Series and the Registrant, on behalf of Scudder Capital Growth Fund and
                                            Scudder Value Fund.
                                            (Incorporated by reference to Exhibit 9(f) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                    (9)                     Administrative Services Agreement between the Registrant and Kemper
                                            Distributors, Inc. dated April, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

     (i)                                    Inapplicable.

     (j)                                    Consent of Independent Accountants is filed herein.

     (k)                                    Inapplicable.

     (l)                                    Inapplicable.

     (m)                                    Inapplicable.

     (n)                                    Article 6 Financial Data Schedules are filed herein.

     (o)                                    Mutual Funds Multi-Distribution System Plan - Rule 18f-3Plan.
                                            (Incorporated by reference to Exhibit 18 of Post-Effective Amendment No. 29 to the Registration Statement.)

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

                  A policy of insurance covering Scudder Kemper Investments, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder Kemper Investments, Inc. insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                  Article IV, Sections 4.1 - 4.3 of the Registrant's Declaration of Trust provide as follows:

                  Section 4.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the
                  Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                           (i) every  person  who is, or has been,  a Trustee or
                  officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                           (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (b) No indemnification shall be provided hereunder to a Trustee or officer:

                           (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (ii) with  respect to any matter as to which he shall
                  have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                           (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                           (A)  by  the  court  or  other  body   approving  the
                  settlement or other disposition; or

                           (B) based  upon a review of readily  available  facts
                  (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall insure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                  (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section
                           4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                           (i) such  undertaking  is secured by a surety bond or
                  some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested  Trustees acting
                  on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                           As  used  in  this  Section  4.3,  a   "Disinterested
                  Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 26.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.


                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

                                       6

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member, Group Executive Board, Zurich Financial Services, Inc. ##
                           Chairman, Zurich-American Insurance Company o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO and Member, Group Executive Board, Zurich Financial Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Director and Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

                                       7

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         xxx      Grand Cayman, Cayman Islands, British West Indies
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Scudder Investor Services, Inc. acts as principal underwriters of the Registrant's shares and also acts as principal underwriter for other funds managed by Scudder Kemper Investments, Inc.

         (b)

         The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.


         (1)                               (2)                                     (3)

         Name and Principal                Positions and Offices with              Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------

         William S. Baughman               Vice President                          None
         Two International Place
         Boston, MA 02110

         Lynn S. Birdsong                  Senior Vice President                   None
         345 Park Avenue
         New York, NY 10154

         Mary Elizabeth Beams              Vice President                          None
         Two International Place
         Boston, MA 02110

         Mark S. Casady                    Director, President and Assistant       None
         Two International Place           Treasurer
         Boston, MA  02110

         Linda Coughlin                    Director and Senior Vice President      None
         Two International Place
         Boston, MA  02110

         Richard W. Desmond                Vice President                          None
         345 Park Avenue
         New York, NY  10154

                                       8

         Name and Principal                Positions and Offices with              Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------

         Paul J. Elmlinger                 Senior Vice President and Assistant     None
         345 Park Avenue                   Clerk
         New York, NY  10154

         Philip S. Fortuna                 Vice President                          None
         101 California Street
         San Francisco, CA 94111

         William F. Glavin                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Margaret D. Hadzima               Assistant Treasurer                     None
         Two International Place
         Boston, MA  02110

         Thomas W. Joseph                  Director, Vice President, Treasurer     Vice President
         Two International Place           and Assistant Clerk
         Boston, MA 02110

         Thomas F. McDonough               Clerk                                   Vice President and
         Two International Place                                                   Secretary
         Boston, MA 02110

         James J. McGovern                 Chief Financial Officer                 None
         345 Park Avenue
         New York, NY  10154

         Lorie C. O'Malley                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Daniel Pierce                     Director, Vice President                President and Trustee
         Two International Place           and Assistant Treasurer
         Boston, MA 02110

         Kathryn L. Quirk                  Director, Senior Vice President, Chief  Trustee, Vice President
         345 Park Avenue                   Legal Officer and Assistant Clerk       and Assistant Secretary
         New York, NY  10154

         Robert A. Rudell                  Director and Vice President             None
         Two International Place
         Boston, MA 02110

         William M. Thomas                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Benjamin Thorndike                Vice President                          None
         Two International Place
         Boston, MA 02110

                                       9

         Name and Principal                Positions and Offices with              Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------

         Sydney S. Tucker                  Vice President                          None
         Two International Place
         Boston, MA 02110

         Linda J. Wondrack                 Vice President and Chief Compliance     None
         Two International Place           Officer
         Boston, MA  02110

         David B. Watts                    Assistant Treasurer                     None
         Two International Place
         Boston, MA  02110

         (c)


                     (1)                     (2)                 (3)                 (4)                 (5)
                                       Net Underwriting    Compensation on
              Name of Principal         Discounts and        Redemptions          Brokerage
                 Underwriter             Commissions       and Repurchases       Commissions      Other Compensation
                 -----------             -----------       ---------------       -----------      ------------------

               Scudder Investor              None                None                None               None
                Services, Inc.

         (d)

         Kemper Distributors, Inc. acts as principal underwriters of the Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (e)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer       None

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Trustee, Vice President and Assistant
                                           Officer and Vice President              Secretary

         James J. McGovern                 Chief Financial Officer and Vice        None
                                           President

         Linda J. Wondrack                 Vice President and Chief Compliance     None
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Vice President                          None

                                       10

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Robert A. Rudell                  Vice President                          None

         William M. Thomas                 Vice President                          None

         Elizabeth C. Werth                Vice President                          None

         Todd N. Gierke                    Assistant Treasurer                     None

         Philip J. Collora                 Assistant Secretary                     None

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Daniel Pierce                     Director, Chairman                      President and Trustee

         Mark S. Casady                    Director, Vice Chairman                 None

         Stephen R. Beckwith               Director                                None

         (f)      Not applicable

Item 28.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Scudder Kemper
                  Investments Inc., Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy, Massachusetts. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 22nd day of January, 1999.


                                            VALUE EQUITY TRUST

                                            By: /s/Thomas F. McDonough
                                            ------------------------------------
                                            Thomas F. McDonough,
                                            Vice President and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                    TITLE                                        DATE
---------                                    -----                                        ----


/s/Daniel Pierce
---------------------------------------
Daniel Pierce*                               President (Principal Executive               January 22, 1999
                                             Officer) and Trustee


/s/Paul Bancroft III
---------------------------------------
Paul Bancroft III*                           Trustee                                      January 22, 1999


/s/Sheryle J. Bolton
---------------------------------------
Sheryle J. Bolton*                           Trustee                                      January 22, 1999


/s/William T. Burgin
---------------------------------------
William T. Burgin*                           Trustee                                      January 22, 1999


/s/Keith R. Fox
---------------------------------------
Keith R. Fox*                                Trustee                                      January 22, 1999


/s/William H. Luers
---------------------------------------
William H. Luers*                            Trustee                                      January 22, 1999


/s/Kathryn L. Quirk
---------------------------------------
Kathryn L. Quirk*                            Trustee, Vice President and Assistant        January 22, 1999
                                             Secretary


/s/Joan E. Spero
---------------------------------------
Joan E. Spero*                               Trustee                                      January 22, 1999


SIGNATURE                                    TITLE                                        DATE
---------                                    -----                                        ----


/s/John R. Hebble
---------------------------------------
John R. Hebble                               Treasurer (Chief Financial and               January 22, 1999
                                             Accounting Officer)



*By:  /s/Thomas F. McDonough
      ---------------------------------
      Thomas F. McDonough

Attorney-in-fact pursuant to powers of
attorney for Daniel Pierce, Paul
Bancroft III, Thomas J. Devine, Wilson
Nolen and Robert Stone contained in
the signature page of Post-Effective
Amendment No. 16 to the Registration
Statement  filed November 2, 1992, for
Sheryle J. Bolton and Keith R. Fox
contained in the signature page of
Post-Effective Amendment No. 23 to the
Registration Statement filed January
30, 1996, for William T. Burgin,
William H. Luers and Kathryn L. Quirk
contained in the signature page of
Post-Effective Amendment No. 26 filed
on December 2, 1997 and for Joan E.
Spero and John R. Hebble contained in
the signature page of Post-Effective
Amendment No. 30 filed on December 3,
1998.

                                                              File No. 2-78724
                                                              File No. 811-1444






                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 32

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 32
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                               VALUE EQUITY TRUST

                               VALUE EQUITY TRUST

                                  EXHIBIT INDEX

                                   Exhibit (j)

                                   Exhibit (n)

                                       13